     As filed with the Securities and Exchange Commission on March 27, 2002

                        Registration No. _______________

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      [ ] Pre-Effective Amendment No. ____
                      [ ] Post-Effective Amendment No. ___
                        (Check Appropriate Box or Boxes)

                    Liberty-Stein Roe Funds Municipal Trust *
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

                                  617-426-3750
                        (Area Code and Telephone Number)


                            Jean S. Loewenberg, Esq.
                             Liberty Funds Group LLC
                              One Financial Center
                           Boston, Massachusetts 02111
                     (Name and address of Agent for Service)


                                   Copies to:

                               John M. Loder, Esq.
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110



Title of Securities Being Registered: Shares of Beneficial Interest, no par value

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on April 26, 2002 pursuant to Rule 488.

An indefinite amount of the Registrant's securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

* On behalf of the Stein Roe High-Yield Municipals Fund.

                                  LIBERTY FUNDS
                                 STEIN ROE FUNDS
             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621


Dear Shareholder:

         Your fund will hold a special meeting of shareholders on June 28, 2002, at 2:00 p.m. (Eastern Time). At this meeting, you will be asked to vote on the proposed acquisition of your fund, which is one of a number of fund acquisitions recommended by Columbia Management Group, Inc. ("Columbia"), the new parent company of the investment advisors to Liberty Funds and Stein Roe Funds. Columbia's overall goal in proposing these fund mergers is two-fold. First, by merging funds with similar investment strategies, Columbia can create larger, more efficient funds. Second, by streamlining its investment product line, Columbia can concentrate its portfolio management resources on a more focused group of portfolios. The specific details and reasons for your fund's acquisition are contained in the enclosed Prospectus/Proxy Statement. Please read it carefully. If you have any questions, feel free to speak to one of our representatives at 800-426-3750.

         This special meeting will be held at Columbia's offices located at One Financial Center, Boston, Massachusetts. While we hope you can attend this meeting, it is very important that you vote your shares at your earliest convenience. Your fund has retained the services of Georgeson Shareholder Communications, Inc. to assist shareholders with the voting process. As we get closer to June 28th, shareholders who have not yet voted may receive a call from Georgeson reminding them to exercise their right to vote.

         YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, BY PHONE, BY INTERNET OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

         Again, if you have any questions regarding the combined
Prospectus/Proxy Statement, please call us at 800-426-3750.

         We appreciate your participation and prompt response in these matters and thank you for your continued support.

  Sincerely,


  Keith T. Banks
  President
  Liberty Funds
  Stein Roe Mutual Funds
  [May ___], 2002

  [Job Code]

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 28, 2002

                             LIBERTY FUNDS TRUST IV
                        LIBERTY HIGH YIELD MUNICIPAL FUND

      NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Liberty High Yield Municipal Fund will be held at 2:00 p.m. Eastern Time on Friday, June 28, 2002, at the offices of Columbia Management Group, Inc., the indirect parent of the Liberty High Yield Municipal Fund's advisor, One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:

      1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Liberty High Yield Municipal Fund to, and the assumption of all of the liabilities of the Liberty High Yield Municipal Fund by, the Stein Roe High-Yield Municipals Fund in exchange for shares of the Stein Roe High-Yield Municipals Fund and the distribution of such shares to the shareholders of the Liberty High Yield Municipal Fund in complete liquidation of the Liberty High Yield Municipal Fund.

      2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

      Shareholders of record at the close of business on April 17, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                    By order of the Board of Trustees,


                                    Jean S. Loewenberg, Secretary

[May ___], 2002

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU
        CAN VOTE EASILY AND QUICKLY BY PHONE, BY MAIL, BY INTERNET OR IN PERSON. SEE ENCLOSED PROXY INSERT FOR INSTRUCTIONS. PLEASE HELP THE LIBERTY HIGH YIELD MUNICIPAL FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

                     COMBINED PROSPECTUS AND PROXY STATEMENT
                                 MAY [___], 2002

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                        LIBERTY HIGH YIELD MUNICIPAL FUND
                           c/o Liberty Funds Trust IV
                              One Financial Center
                           Boston, Massachusetts 02111
                                 1-800-426-3750

                        BY AND IN EXCHANGE FOR SHARES OF
                      STEIN ROE HIGH-YIELD MUNICIPALS FUND
                   c/o Liberty-Stein Roe Funds Municipal Trust
                              One Financial Center
                           Boston, Massachusetts 02111
                                 1-800-426-3750

                                TABLE OF CONTENTS

QUESTIONS AND ANSWERS............................................................................................     3

PROPOSAL - Acquisition of the Liberty High Yield Municipal Fund by the Stein Roe High-Yield Municipals Fund......     9
     Principal Investment Risks..................................................................................     9
     Information about the Acquisition...........................................................................     9

GENERAL..........................................................................................................    15
     Voting
Information......................................................................................................    15

Appendix A - Form of Agreement and Plan of Reorganization........................................................    A-1

Appendix B - Fund Information.................................................................................... .  B-1

Appendix C - Capitalization...................................................................................... .  C-1

Appendix D - Management's Discussion of Fund Performance for the Stein Roe High-Yield Municipals Fund............    D-1

Appendix E - Financial Highlights of the Stein Roe High-Yield Municipals Fund....................................    E-1

Appendix F - Information Applicable to Stein Roe High-Yield Municipals Fund Class B and Class C Shares...........    F-1


         This combined Prospectus/Proxy Statement contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Liberty High Yield Municipal Fund (the "Liberty Municipal Fund") by the Stein Roe High-Yield Municipals Fund (the "Stein Roe Municipal Fund," and together with the Liberty Municipal Fund, the "Funds") (the "Acquisition") at a Special Meeting of Shareholders of the Liberty Municipal Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern Time on June 28, 2002, at the offices of Columbia Management Group, Inc. ("Columbia"), One Financial Center, Boston, Massachusetts 02111. Please read this Prospectus/Proxy Statement and keep it for future reference.

         The Proposal in this Prospectus/Proxy Statement relates to the proposed acquisition of the Liberty Municipal Fund by the Stein Roe Municipal Fund. If the Acquisition occurs, you will become a shareholder of the Stein Roe Municipal Fund. The Stein Roe Municipal Fund seeks a high level of total return consisting of current income exempt from ordinary federal income tax and opportunities for capital appreciation. If the Agreement and Plan of Reorganization is approved by the shareholders of the Liberty Municipal Fund and the Acquisition occurs, the Liberty Municipal Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Stein Roe Municipal Fund in exchange for shares of the same class of the Stein Roe Municipal Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by the Liberty Municipal Fund will be distributed pro rata to its shareholders of the same class. After the Acquisition, the Stein Roe Municipal Fund expects to change its name to "Liberty High-Yield Municipal Fund."

      Please review the enclosed Prospectus of the Stein Roe Municipal Fund. This document is incorporated in this Prospectus/Proxy Statement by reference. The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are also incorporated in this Prospectus/Proxy Statement by reference:

      -     The Prospectus of the Liberty Municipal Fund dated April 1, 2002.

      - The Statement of Additional Information of the Liberty Municipal Fund dated April 1, 2002.

      - The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Liberty Municipal Fund dated November 30, 2001.

      - The Statement of Additional Information of the Stein Roe Municipal Fund dated May [___], 2002, relating to the Acquisition.

      The Liberty Municipal Fund has previously sent its Annual Report to its shareholders. For a free copy of this Report or any of the documents listed above, you may call 1-800-426-3750, or you may write to your Fund at the address listed on the cover of this Prospectus/Proxy Statement. You may also obtain many of these documents by accessing the Internet site for your Fund at www.libertyfunds.com or www.steinroe.com. Our hearing impaired shareholders may call Liberty Funds Services, Inc. at 1-800-528-6979 with special TTD equipment. Text-only versions of all the Liberty Municipal Fund and Stein Roe Municipal Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITION AND OF THE INFORMATION CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE FULL PROSPECTUS/ PROXY STATEMENT PRIOR TO CASTING YOUR VOTE.

1.       WHAT IS BEING PROPOSED?

The Trustees of Liberty Funds Trust IV ("Trust IV"), who are also the Trustees of the Liberty-Stein Roe Funds Municipal Trust (the "Municipal Trust") (each a "Trust" and together, the "Trusts"), are recommending that the Stein Roe Municipal Fund acquire the Liberty Municipal Fund. This means that the Stein Roe Municipal Fund would acquire all of the assets and liabilities of the Liberty Municipal Fund in exchange for shares of the Stein Roe Municipal Fund. If the Acquisition is approved, you will receive shares of the Stein Roe Municipal Fund with an aggregate net asset value equal to the aggregate net asset value of your Liberty Municipal Fund shares as of the day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around [July ___], 2002.

2.       WHY IS THE ACQUISITION BEING PROPOSED?

The Trustees of Trust IV recommend approval of the Acquisition because it offers shareholders of the Liberty Municipal Fund an investment in a larger fund with generally similar investment goals and strategies and reduced operating expenses as a percentage of fund assets. In reviewing the Acquisition, the Trustees also considered:

         - that Liberty Municipal Fund shareholders will move into a fund with better three-, five-, and ten-year performance as of December 31, 2001; and

         - that the Acquisition is expected to be tax-free for shareholders of the Liberty Municipal Fund who choose to remain shareholders of the Stein Roe Municipal Fund.

Please review "Reasons for the Acquisition" in the Proposal section of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees.

SHAREHOLDERS OF THE LIBERTY MUNICIPAL FUND SHOULD NOTE THAT, ALTHOUGH THE INVESTMENT GOALS AND STRATEGIES OF THE STEIN ROE MUNICIPAL FUND ARE GENERALLY SIMILAR TO THOSE OF THE LIBERTY MUNICIPAL FUND, THERE MAY BE A SLIGHT DIFFERENCE IN THE INVESTMENT FOCUS OF THE COMBINED FUND. PLEASE SEE THE ANSWER TO QUESTION 4 BELOW FOR MORE INFORMATION COMPARING THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE FUNDS.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITION?

The following tables allow you to compare the sales charges and management fees and expenses of the Liberty Municipal Fund and the Stein Roe Municipal Fund and to analyze the estimated expenses that Columbia expects the combined fund to bear in the first year following the Acquisition. The shareholder fees presented below for the Stein Roe Municipal Fund apply both before and after giving effect to the Acquisition. Sales charges, if applicable, are paid directly by shareholders to Liberty Funds Distributor, Inc., each Fund's distributor. Annual Fund Operating Expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the table below represent expenses for the Liberty Municipal Fund for its last fiscal year (ended November 30, 2001) and for the Stein Roe Municipal Fund for its last fiscal year (ended June 30, 2001) (for Class B and Class C shares of the Stein Roe Municipal Fund, expenses are estimates based on the expenses of Class A shares of such Fund for its last fiscal year) and those expected to be incurred by the combined fund on a pro forma basis (giving effect to the Acquisition and based on pro forma combined net assets as of December 31, 2001). [Because the expense information shown in the tables below relate to different periods, it does not correspond exactly to the expense information considered by the Trustees which, as noted above, was based on expense ratios as of December 31, 2001.]

Shareholders of the Liberty Municipal Fund will not pay additional sales charges as a result of the Acquisition, although contingent deferred sales charges will continue to apply.

NET EXPENSES (EXPENSES REDUCED BY THE FEE WAIVERS DESCRIBED IN FOOTNOTES 6 AND 10 TO THE ANNUAL FUND OPERATING EXPENSES TABLE BELOW) OF EACH CLASS OF SHARES OF THE STEIN ROE MUNICIPAL FUND WILL BE EQUAL TO OR LOWER THAN THE NET EXPENSES OF THE CORRESPONDING CLASS OF SHARES OF THE LIBERTY MUNICIPAL FUND.

SHAREHOLDER FEES
(paid directly from your investment)

                                                                       LIBERTY MUNICIPAL FUND(1)
                                                                       -------------------------

                                                                   CLASS A      CLASS B       CLASS C
Maximum sales charge (load) on purchases (%)                        4.75          0.00          0.00
     (as a percentage of the offering price)
------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)            1.00(2)        5.00          1.00
     (as a percentage of the lesser of purchase price or
      redemption price)
------------------------------------------------------------------------------------------------------
Redemption fee (%)                                                   (3)          (3)           (3)
     (as a percentage of amount redeemed, if applicable)

                                                                       STEIN ROE MUNICIPAL FUND(1)
                                                                       ---------------------------

                                                                   CLASS A     CLASS B(4)    CLASS C(4)
Maximum sales charge (load) on purchases (%)                        4.75          0.00          0.00
     (as a percentage of the offering price)
--------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)            1.00(2)        5.00          1.00
     (as a percentage of the lesser of purchase price or
      redemption price)
--------------------------------------------------------------------------------------------------------
Redemption fee (%)                                                   (3)          (3)           (3)
     (as a percentage of amount redeemed, if applicable)


--------

(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(3)   There is a $7.50 charge for wiring sale proceeds to your bank.

(4) The Stein Roe Municipal Fund is offering new classes of shares, Class B shares and Class C shares, in connection with the Acquisition. Fees shown will not be affected by the Acquisition.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                        LIBERTY MUNICIPAL FUND
                                                        ----------------------
                                                    CLASS A     CLASS B     CLASS C
 Management fee (%)                                  0.57        0.57         0.57
--------------------------------------------------------------------------------------
 Distribution and service (12b-1) fees (5) (%)       0.20        0.95         0.95(6)
--------------------------------------------------------------------------------------
 Other expenses (%)                                  0.38        0.38         0.38
--------------------------------------------------------------------------------------
 Total annual fund operating expenses  (%)           1.15        1.90         1.90 (6)

                                                         STEIN ROE MUNICIPAL FUND (7)
                                                         ----------------------------
                                                       CLASS A     CLASS B     CLASS C
 Management fee (9) (%)                                  0.56       0.56        0.56
---------------------------------------------------------------------------------------
 Distribution and service (12b-1) fees (5) (10) (%)      0.35       1.00        1.00
---------------------------------------------------------------------------------------
 Other expenses (8) (%)                                  0.25       0.25        0.25
---------------------------------------------------------------------------------------
 Total annual fund operating expenses(10) (%)            1.16       1.81        1.81

                                                          STEIN ROE MUNICIPAL FUND
                                                            (PRO FORMA COMBINED)
                                                            --------------------
                                                       CLASS A     CLASS B     CLASS C
 Management fee (%)                                     0.54        0.54        0.54
---------------------------------------------------------------------------------------
 Distribution and service (12b-1) fees (5) (10) (%)     0.20        0.95        0.95
---------------------------------------------------------------------------------------
 Other expenses (%)                                     0.29        0.29        0.29
---------------------------------------------------------------------------------------
 Total annual fund operating expenses (10) (%)          1.03        1.78        1.78


--------

(5) The Liberty Municipal Fund and the Stein Roe Municipal Fund have adopted plans under Rule 12b-1 that permit them to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.20% for Class A, B and C shares of the Liberty Municipal Fund and 0.25% for Class A, B and C shares of the Stein Roe Municipal Fund. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares of each Fund and 0.10% for Class A shares of the Stein Roe Municipal Fund. The Stein Roe Municipal Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class A shares before the Acquisition. If this waiver were reflected in the table, the 12b-1 fee for Class A shares would be 0.25% and the total annual fund operating expenses would be 1.06%. This arrangement may be modified or terminated by the distributor at any time. If the Acquisition occurs, the annual service fee for Class A, B and C shares of the Stein Roe Municipal Fund will be reduced to 0.20%, and the distribution fee for Class A shares of the Stein Roe Municipal Fund will be eliminated. There is no annual distribution fee for Class A shares of the Liberty Municipal Fund. Distribution and service fees are paid out of the assets attributable to these classes.

(6) The Liberty Municipal Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. If this waiver were reflected in the table, the 12b-1 fee for Class C shares would be 0.80% and the total fund operating expenses for Class C shares would be 1.75%. This arrangement may be modified or terminated by the distributor at any time.

(7) The Stein Roe Municipal Fund currently pursues its investment program by investing all of its assets in another investment company, the SR&F High-Yield Municipal Portfolio (the "Master Fund"). Annual fund operating expenses consist of expenses of the Stein Roe Municipal Fund plus the Stein Roe Municipal Fund's share of the expenses of the Master Fund. The expenses of the Stein Roe Municipal Fund include management fees and administration costs such as furnishing the Stein Roe Municipal Fund with offices and providing tax and compliance services.

(8) "Other expenses" for Class B and Class C shares of the Stein Roe Municipal Fund are estimated based on the actual expenses of Class A shares of the Stein Roe Municipal Fund for the current fiscal year.

(9) The Stein Roe Municipal Fund paid an administration fee of 0.13% and the Master Fund paid a management fee of 0.43%.

(10) The Stein Roe Municipal Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. If this waiver were reflected in the table, the 12b-1 fee for Class C shares would be 0.80% and the total annual fund operating expenses for Class C shares would be 1.63%. This arrangement may be modified or terminated by the distributor at any time.


EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Liberty Municipal Fund or the Stein Roe Municipal Fund currently with the cost of investing in the combined fund on a pro forma basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

-        $10,000 initial investment

-        5% total return for each year

-        Each Fund's operating expenses remain the same

-        Reinvestment of all dividends and distributions

-        Class B shares convert to Class A shares after eight years

                                            1 YEAR       3 YEARS      5 YEARS     10 YEARS
LIBERTY MUNICIPAL FUND
Class A                                      $587          $823       $1,078       $1,806
Class B: did not sell your shares             193           597        1,026        2,027
         sold all your shares
              at end of period                693           897        1,226        2,027
Class C: did not sell your shares             193           597        1,026        2,222
         sold all your shares
              at end of period                293           597        1,026        2,222

STEIN ROE MUNICIPAL FUND
Class A                                      $588          $826       $1,083        1,817
Class B: did not sell your shares             184           569          980        1,956
         sold all your shares
              at end of period                684           869        1,180        1,956
Class C: did not sell your shares             184           569          980        2,127
         sold all your shares
              at end of period                284           569          980        2,127

STEIN ROE MUNICIPAL FUND
(pro forma combined)
Class A                                      $575          $787       $1,017       $1,675
Class B: did not sell your shares             181           560          964        1,897
         sold all your shares
              at end of period                681           860        1,164        1,897
Class C: did not sell your shares             181           560          964        2,095
         sold all your shares
              at end of period                281           560          964        2,095


The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and
(2) certain fixed costs involved in operating the Liberty Municipal Fund and the Master Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the Stein Roe Municipal Fund or Columbia.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE LIBERTY MUNICIPAL FUND AND THE STEIN ROE MUNICIPAL FUND COMPARE?

This table shows the investment goals and certain investment strategies of each
Fund:

--------------------------------------------------------------------------------
                             LIBERTY MUNICIPAL FUND


INVESTMENT GOALS: The Liberty Municipal Fund seeks a high level of after-tax total return by pursuing current income exempt from ordinary federal income tax and opportunities for long-term appreciation.

INVESTMENT STRATEGIES: The Liberty Municipal Fund seeks to achieve its goals as follows:

- The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in relatively high-yielding securities, including medium- or lower-rated securities (or unrated securities of comparable quality), and other securities that have the potential for high yield, such as inverse floating rate obligations.

- The Fund invests at least 80% of its total assets in tax-exempt securities. The Fund may invest up to 20% of its total assets in high-quality taxable money market instruments.

- The Fund may invest all of its assets in bonds subject to the alternative minimum tax.

- The Fund may enter into a number of hedging techniques such as futures and options to gain or reduce exposure to particular securities or markets.

                            STEIN ROE MUNICIPAL FUND

INVESTMENT GOALS: The Stein Roe Municipal Fund seeks a high level of total return consisting of current income exempt from federal income tax and opportunities for capital appreciation.

INVESTMENT STRATEGIES: The Stein Roe Municipal Fund seeks to achieve its goals by investing all of its assets in the Master Fund. The Master Fund seeks to achieve its goals as follows:


- The Master Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in relatively high-yielding securities, including medium- or lower-rated securities (or unrated securities of comparable quality), and other securities that have the potential for high yield, such as inverse floating rate obligations.

- The Master Fund invests its assets so that at least 80% of the Fund's gross income will be exempt from federal income tax.

- The Master Fund may invest 25% or more of its assets in industrial development bonds or participation interests in those bonds.

- The Master Fund may invest all of its assets in bonds subject to the alternative minimum tax.

- The Master Fund seeks capital appreciation by purchasing bonds that increase in market value. In addition, to a limited extent, the Fund may seek capital appreciation by using hedging techniques such as futures and options.
--------------------------------------------------------------------------------

The following highlights the differences in certain investment strategies that each Fund uses to achieve its investment goals and the other investment policies to which each Fund is subject:

- Both Funds invest at least 80% of their assets in tax-exempt securities and both may invest up to 20% of their assets in high-quality taxable money market instruments. Both Funds may invest their assets in bonds, the income from which is subject to the alternative minimum tax. In addition, both Funds invest in lower-rated tax-exempt bonds, commonly referred to as "junk bonds."

- The Stein Roe Municipal Fund is subject to the following non-fundamental investment policies which, except to the extent applicable to the Liberty Municipal Fund by operation of the Investment Company Act of 1940 and the rules and regulations thereunder, do not apply to the Liberty Municipal Fund. Under these non-fundamental policies, the Stein Roe Municipal Fund may not (1) invest for the purpose of exercising control, (2) purchase portfolio securities from, or sell portfolio securities to, any of the officers, directors or trustees of the Income Trust, (3) purchase shares of other open-end investment companies, except in the context of a merger, consolidation, acquisition or reorganization, (4) invest more than 5% of its net assets in warrants, nor more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange, (5) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of the Fund's net assets or (6) write an option on a security.

Except as noted above, the investment policies of the Liberty Municipal Fund and the Stein Roe Municipal Fund are substantially similar. For a complete list of the funds' investment policies, see the statement of additional information of each fund.

The Stein Roe Municipal Fund currently pursues its investment program by investing all of its assets in the Master Fund. The Master Fund is advised by Stein Roe & Farnham Incorporated ("Stein Roe") and has investment goals identical to those of the Stein Roe Municipal Fund. This arrangement is known as a "master-feeder" structure. As of June 30, 2001, the Stein Roe Municipal Fund held the entire interest in the Master Fund. Regardless of whether the Proposal is approved, prior to the time the Acquisition is scheduled to occur, the Master Fund is expected to distribute all of its assets to the Stein Roe Municipal Fund in exchange for its interest in the Master Fund in complete liquidation of the Master Fund. As a result, immediately before the Acquisition, the Stein Roe Municipal Fund will cease to operate under a "master-feeder" structure.

5. WHAT CLASS OF STEIN ROE MUNICIPAL FUND SHARES WILL YOU RECEIVE IF THE ACQUISITION OCCURS?

You will receive the same class of shares that you currently own in the Liberty Municipal Fund. The shares will have the same exchange rights, will bear the same contingent deferred sales charges ("CDSCs") upon redemption and, in the case of Class B shares, will convert to Class A shares at the same time, as your current shares. The shares will also have the same distribution, purchase and redemption procedures as your current shares.

Please see Appendix F for more information regarding Class B and Class C shares of the Stein Roe Municipal Fund.

6.       WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION?

The Acquisition is expected to be tax-free to you for federal income tax purposes. This means that neither you nor the Liberty Municipal Fund is expected to recognize a gain or loss as a result of the Acquisition.

Immediately prior to the Acquisition, the Liberty Municipal Fund will declare and pay a distribution of all net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, to its shareholders.

The cost basis and holding period of your Liberty Municipal Fund shares are expected to carry over to your new shares in the Stein Roe Municipal Fund.

                                    PROPOSAL
                    ACQUISITION OF THE LIBERTY MUNICIPAL FUND
                         BY THE STEIN ROE MUNICIPAL FUND


THE PROPOSAL

         You are being asked to approve the Agreement and Plan of Reorganization dated [April ___], 2002. A form of the Agreement and Plan of Reorganization is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of the Liberty Municipal Fund by the Stein Roe Municipal Fund under the Agreement and Plan of Reorganization.

PRINCIPAL INVESTMENT RISKS

     What are the principal investment risks of the Stein Roe Municipal Fund, and how do they compare with those of the Liberty Municipal Fund?

         The Stein Roe Municipal Fund is subject to market risk, management risk, interest rate risk and the risks associated with investing in lower-rated debt securities (commonly referred to as "junk bonds"), tax-exempt bonds and inverse floating rate obligations, which are the same risks to which the Liberty Municipal Fund is subject. The principal risks associated with each Fund are generally similar because the Funds have generally similar goals and strategies. For more information about the principal investment risks of the Stein Roe Municipal Fund, please see the enclosed Prospectus of the Stein Roe Municipal Fund. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.

         SHAREHOLDERS OF THE LIBERTY MUNICIPAL FUND SHOULD NOTE THAT, ALTHOUGH THE INVESTMENT GOALS AND STRATEGIES OF THE STEIN ROE MUNICIPAL FUND ARE GENERALLY SIMILAR TO THOSE OF THE LIBERTY MUNICIPAL FUND, THERE MAY BE A SLIGHT DIFFERENCE IN THE INVESTMENT FOCUS OF THE COMBINED FUND. PLEASE SEE THE ANSWER TO QUESTION 4 ABOVE UNDER "QUESTIONS AND ANSWERS" FOR MORE INFORMATION COMPARING THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE FUNDS.

INFORMATION ABOUT THE ACQUISITION

     Terms of the Agreement and Plan of Reorganization

         If approved by the shareholders of the Liberty Municipal Fund, the Acquisition is expected to occur on or around [July ___], 2002, under the Agreement and Plan of Reorganization, a form of which is attached as Appendix A to this combined Prospectus/Proxy Statement. Please review Appendix A. The following is a brief summary of the principal terms of the Agreement and Plan of
Reorganization:

         - The Liberty Municipal Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Stein Roe Municipal Fund in exchange for shares of the same class of the Stein Roe Municipal Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

         - The Acquisition will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on [July ___], 2002, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition.

         - The shares of each class of the Stein Roe Municipal Fund received by the Liberty Municipal Fund will be distributed to the shareholders of the same class of the Liberty Municipal Fund pro rata in accordance with their percentage ownership of such class of the Liberty Municipal Fund in full liquidation of the Liberty Municipal Fund.

         - After the Acquisition, the Liberty Municipal Fund will be terminated, and its affairs will be wound up in an orderly fashion.

         - The Acquisition requires approval by the Liberty Municipal Fund's shareholders and satisfaction of a number of other conditions; the Acquisition may be terminated at any time with the approval of the Trustees of both Trust IV and the Municipal Trust.

         Shareholders who object to the Acquisition will not be entitled under Massachusetts law or the Declaration of Trust of Trust IV to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisition is consummated, shareholders will be free to redeem the shares which they receive in the transaction at their current net asset value, less any applicable CDSC. In addition, shares may be redeemed at any time prior to the consummation of the Acquisition.

     Shares You Will Receive

         If the Acquisition occurs, you will receive shares in the Stein Roe Municipal Fund of the same class as the shares that you currently own in the Liberty Municipal Fund. Please see Appendix F for more information on Class B and C shares of the Stein Roe Municipal Fund. In comparison to the shares you currently own, the shares you receive in exchange for such shares will have the following characteristics:

         - They will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before the closing of the Acquisition.

         - They will bear the same sales charges, redemption fees and CDSCs as your current shares to the extent such charges and fees apply, and for purposes of determining the CDSC applicable to any redemption and/or the conversion date of Class B shares to Class A shares, if applicable, the new shares will continue to age from the date you purchased your Liberty Municipal Fund shares.

         - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

         -    You will have the same exchange options as you currently have.

         - You will have the same voting rights as you currently have, but as a shareholder of the Stein Roe Municipal Fund of the Municipal Trust.

         Information concerning the capitalization of each of the Funds is contained in Appendix C.

     Reasons for the Acquisition

         The Trustees of Trust IV, who are also the Trustees of the Municipal Trust, including all Trustees who are not "interested persons" of those Trusts, have determined on behalf of each Trust that the Acquisition would be in the best interests of each Fund's shareholders and that the interests of existing shareholders in each Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization a form of which is attached as Appendix A to this Prospectus/Proxy Statement.

         The Acquisition is one of several proposed acquisitions and liquidations of funds in the Liberty and Stein Roe Fund groups proposed by Columbia, the indirect parent of the investment advisors to the Liberty and Stein Roe Funds. The overall purposes of these acquisitions and liquidations include streamlining and rationalizing the product offerings of the Liberty and Stein Roe Funds, creating larger, more efficient funds and permitting the Columbia organization to concentrate its portfolio management resources on a more focused group of portfolios.

         In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on February 12-13, 2002, March 8, 2002 and March 13, 2002, the following reasons for the Liberty Municipal Fund to enter into the Acquisition:

         - The Acquisition is expected to create a larger fund with investment goals and strategies generally similar to those of the Liberty Municipal Fund and lower operating expenses as a percentage of fund assets (based on expense ratios as of December 31, 2001).

         - The Acquisition is intended to permit the Liberty Municipal Fund's shareholders to exchange their investment for an investment in the Stein Roe Municipal Fund without recognizing gain or loss for federal income tax purposes. By contrast, if a Liberty Municipal Fund shareholder were to redeem his or her shares to invest in another fund, like the Stein Roe Municipal Fund, the transaction would likely be a taxable event for such shareholder. Similarly, if the Liberty Municipal Fund were liquidated or reorganized in a taxable transaction, the transaction would likely be a taxable event for the Fund's shareholders. After the Acquisition, shareholders may redeem any or all of their Stein Roe Municipal Fund shares at net asset value (subject to any applicable CDSC) at any time, at which point they would recognize a taxable gain or loss.

         The Trustees considered that shareholders of the Liberty Municipal Fund who do not want to become shareholders of the Stein Roe Municipal Fund, whether because they wish to realize an unrealized loss on their shares or otherwise, could redeem their shares in the Liberty Municipal Fund prior to the Acquisition.

         In addition, the Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Stein Roe Municipal Fund will achieve any particular level of performance after the Acquisition.

     Performance Information

         The charts below show the percentage gain or loss in each calendar year for the life-of-the-fund period ending December 31, 2001, for the oldest class of shares of the Liberty Municipal Fund (Class B shares) and for the 10-year period ending December 31, 2001, for the oldest class of shares of the Stein Roe Municipal Fund (Class S shares). They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but not sales charges (if applicable to the Fund's shares). You should note that Class B shares bear higher expenses than Class S shares; if Class S shares had been subject to 12b-1 fees (like Class B shares) the performance shown would have been lower. Returns would be lower if any applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

         Additional discussion of the manner of calculation of total return is contained in each Fund's respective Prospectus and Statement of Additional Information.

                             LIBERTY MUNICIPAL FUND

              1993      1994      1995     1996      1997      1998      1999      2000     2001
------------------------------------------------------------------------------------------------------
  20.00%
------------------------------------------------------------------------------------------------------
                                 16.03%
------------------------------------------------------------------------------------------------------
  10.00%
------------------------------------------------------------------------------------------------------
             8.60%                         3.72%    9.16%     5.80%               5.80%     4.79%
------------------------------------------------------------------------------------------------------
  0.00%
------------------------------------------------------------------------------------------------------
                       -3.42%                                           -6.84%
------------------------------------------------------------------------------------------------------
 -10.00%
------------------------------------------------------------------------------------------------------
 -20.00%
------------------------------------------------------------------------------------------------------

The Fund's year-to-date total return through March 31, 2002, was [____]%.

For period shown in bar chart:
Best quarter:  1st quarter 1995, +5.97%
Worst quarter:  1st quarter 1994, -3.65%

                            STEIN ROE MUNICIPAL FUND

              1992      1993      1994     1995      1996      1997      1998      1999     2000      2001
-----------------------------------------------------------------------------------------------------------
  20.00%
-----------------------------------------------------------------------------------------------------------
                       10.64%             17.72%
-----------------------------------------------------------------------------------------------------------
  10.00%
-----------------------------------------------------------------------------------------------------------
             5.35%                                  4.48%     9.53%     5.28%               7.15%    5.05%
-----------------------------------------------------------------------------------------------------------
  0.00%
-----------------------------------------------------------------------------------------------------------
                                 -4.03%                                           -2.14%
-----------------------------------------------------------------------------------------------------------
 -10.00%
-----------------------------------------------------------------------------------------------------------
 -20.00%
-----------------------------------------------------------------------------------------------------------


The Fund's year-to-date total return through March 31, 2002, was [____]%.

 For period shown in bar chart:
 Best quarter:  1st quarter 1995, +7.00%
 Worst quarter:  1st quarter 1994, -5.11%

         The following tables list each Fund's average annual total return for each class of its shares for the one-year, five-year and life-of-the-fund periods ending December 31, 2001 (including applicable sales charges), for Class A, B and C shares of the Liberty Municipal Fund and for the one-year, five-year and ten-year periods ending December 31, 2001 (including applicable sales charges), for Class A and S shares of the Stein Roe Municipal Fund. These tables are intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds' performance with one or more indices or averages.

         After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Liberty Municipal Fund (11) (12)

                                                   INCEPTION        1 YEAR        5 YEARS         LIFE OF THE
                                                     DATE                                            FUND
Class A (%)                                         9/1/94
     Return Before Taxes                                             0.56%         3.35%           4.96%
     Return After Taxes on Distributions                             0.56%         3.35%           4.96%
     Return After Taxes on Distributions and                         2.63%         3.80%           5.15%
       Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------
Class B (%)                                         6/8/92
     Return Before Taxes                                            -0.19%         3.26%           4.89%
     Return After Taxes on Distributions                            -0.19%         3.26%           4.89%
     Return After Taxes on Distributions and                         1.98%         3.61%           5.03%
       Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------
Class C (%)                                         8/1/97
     Return Before Taxes                                             3.95%         3.73%           4.96%
     Return After Taxes on Distributions                             3.95%         3.73%           4.96%
     Return After Taxes on Distributions and                         4.56%         4.04%           5.10%
       Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index (%)                       N/A            5.13%         5.98%           6.67%(13)
-------------------------------------------------------------------------------------------------------------
Lipper Average (%)                                    N/A            4.95%         3.77%           5.18%(13)


----------

(11) The Liberty Municipal Fund's returns are compared to the Lehman Brothers Municipal Bond Index (the "Lehman Municipal Bond Index"). The Lehman Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper High Yield Municipal Debt Funds Category Average (the "Lipper Average"). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Liberty Municipal Fund. Sales charges are not reflected in the Lipper Average.

(12) Class A and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class B shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. The Class B share returns are not restated to reflect any differences in expenses (such as 12b-1 fees) between Class B shares and the newer classes of shares. If differences in expenses were reflected, the returns for Class A shares for periods prior to their inception would be higher and the returns for Class C shares for period prior to their inception would be unchanged.

(13) Index performance information is from May 31, 1992.

STEIN ROE MUNICIPAL FUND (14) (15)

                                                   INCEPTION         1 YEAR        5 YEARS        10 YEARS
                                                     DATE
Class A (%)                                         8/1/00
     Return Before Taxes                                              0.08%         3.85%           5.21%
     Return After Taxes on Distributions                              0.08%         3.85%           5.09%
     Return After Taxes on Distributions and                          2.28%         4.18%           5.24%
       Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------
Class S (%)                                         3/5/84
     Return Before Taxes                                              5.05%         4.90%           5.74%
     Return After Taxes on Distributions                              5.05%         4.90%           5.62%
     Return After Taxes on Distributions and                          5.53%         5.08%           5.72%
       Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index (%)                                       5.13%         5.98%           6.63%


--------

(14) The Stein Roe Municipal Fund's returns are compared to the Lehman Municipal Bond Index. The Lehman Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

(15) The Stein Roe Municipal Fund's Class A performance information includes returns of the Fund's Class S shares (the oldest existing Fund class) for periods prior to their inception. Class S returns are not restated to reflect any differences in expenses (such as 12b-1 fees) or sales charges between Class S shares and Class A shares. If differences in expenses were reflected, the returns for periods prior to inception of Class A shares would be lower, since Class A shares are subject to 12b-1 fees and sales charges.


Federal Income Tax Consequences

      The Acquisition is intended to be a tax-free reorganization. Ropes & Gray has delivered to the Liberty Municipal Fund and the Stein Roe Municipal Fund an opinion, and the closing of the Acquisition will be conditioned on receipt of a letter from Ropes & Gray confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), for federal income tax purposes:

      - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the Liberty Municipal Fund or the shareholders of the Liberty Municipal Fund as a result of the Acquisition;

      - under Section 358 of the Code, the tax basis of the Stein Roe Municipal Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Liberty Municipal Fund shares;

      - under Section 1223(1) of the Code, your holding period for the Stein Roe Municipal Fund shares you receive will include the holding period for your Liberty Municipal Fund shares if you hold your shares as a capital asset;

      - under Section 1032 of the Code, no gain or loss will be recognized by the Stein Roe Municipal Fund as a result of the Acquisition;

      - under Section 362(b) of the Code, the Stein Roe Municipal Fund's tax basis in the assets that the Stein Roe Municipal Fund receives from the Liberty Municipal Fund will be the same as the Liberty Municipal Fund's basis in such assets; and

      - under Section 1223(2) of the Code, the Stein Roe Municipal Fund's holding period in such assets will include the Liberty Municipal Fund's holding period in such assets.

      The opinion is, and the confirmation letter will be, based on certain factual certifications made by officers of each Fund's Trust. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

      Prior to the closing of the Acquisition, the Liberty Municipal Fund will, and the Stein Roe Municipal Fund may, distribute to their shareholders all of their respective net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, that have not previously been distributed to shareholders. Such distributions will be taxable to shareholders.

      A substantial portion of the portfolio assets of the Liberty Municipal Fund may be sold in connection with the Acquisition. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Liberty Municipal Fund's basis in such assets. Any net capital gains recognized in these sales will be distributed to the Liberty Municipal Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

      The Stein Roe Municipal Fund's ability to carry forward the pre-Acquisition losses of the Liberty Municipal Fund (equal to approximately $[12] million as of [February 28, 2002]) and use them to offset future gains of the Stein Roe Municipal Fund will be limited. In certain circumstances, former shareholders of the Liberty Municipal Fund may pay more taxes, or pay taxes sooner, than they would if such Acquisition did not occur.

      This description of the federal income tax consequences of the Acquisition does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

THE TRUSTEES OF TRUST IV UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

     Required Vote for the Proposal

      Approval of the Agreement and Plan of Reorganization dated [April ___], 2002, among Trust IV on behalf of the Liberty Municipal Fund, the Municipal Trust on behalf of the Stein Roe Municipal Fund and Columbia will require the affirmative vote of a majority of the shares of the Liberty Municipal Fund voted. A vote of the shareholders of the Stein Roe Municipal Fund is not needed to approve the Acquisition.


                                     GENERAL

VOTING INFORMATION

      The Trustees of Trust IV are soliciting proxies from the shareholders of the Liberty Municipal Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on June 28, 2002, at Columbia's offices, One Financial Center, Boston, Massachusetts 02111. The meeting notice, this combined Prospectus/Proxy Statement and proxy inserts are being mailed to shareholders beginning on or about [May ___], 2002.

   Information About Proxies and the Conduct of the Meeting

      Solicitation of Proxies. Proxies will be solicited primarily by mailing this combined Prospectus/Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Liberty Municipal Fund or by employees or agents of Columbia and its affiliated companies. In addition, Georgeson Shareholder Communications, Inc. ("Georgeson") has been engaged to assist in the solicitation of proxies, at an estimated cost of $[_______].

   Voting Process

      You can vote in any one of the following ways:

      a.    By mail, by filling out and returning the enclosed proxy card;

      b.    By phone or Internet (see enclosed proxy insert for instructions);
            or

      c.    In person at the Meeting.

      Shareholders who owned shares on the record date, April 17, 2002, are entitled to vote at the Meeting. Shareholders of the Liberty Municipal Fund are entitled to cast one vote for each share owned on the record date and a proportionate fractional vote for each fractional share owned on the record date. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy insert. Either owner of a joint account may sign the proxy insert, but the signer's name must exactly match the name that appears on the card.

      Costs. The estimated costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisition to be borne by the Liberty Municipal Fund and the Stein Roe Municipal Fund are approximately $49,949 and $26,911, respectively. Columbia is also bearing a portion of such costs. This portion to be borne by Columbia is in addition to the amounts to be borne by the Funds. In the event that the shareholders of the Liberty Municipal Fund do not approve the Agreement and Plan of Reorganization or the Acquisition does not close for any reason, Columbia will bear the costs of the failed Acquisition which would otherwise have been borne by the Liberty Municipal Fund and the Stein Roe Municipal Fund.

      Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. You can revoke your proxy by sending a signed, written letter of revocation to the Secretary of the Liberty Municipal Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

      Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Liberty Municipal Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of the Liberty Municipal Fund outstanding on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of the Proposal, these shares will have the same effect as if they cast votes against the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

      Advisors' and Underwriter's Addresses. The address of the Liberty Municipal Fund's investment advisor, Colonial Management Associates, Inc., is One Financial Center, Boston, Massachusetts 02111. The address of the Stein Roe Municipal Fund's investment advisor, Stein Roe & Farnham Incorporated, is One South Wacker Drive, Suite 3500, Chicago, Illinois 60606. The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111.

      Outstanding Shares and Significant Shareholders. Appendix B to this Prospectus/Proxy Statement lists the total number of shares outstanding as of April 17, 2002, for each class of the Liberty Municipal Fund entitled to vote at the Meeting. It also identifies holders of more than 5% or 25% of any class of shares of each Fund, and contains information about the executive officers and Trustees of the Trusts and their shareholdings in the Funds and the Trusts.

      Adjournments; Other Business. If the Liberty Municipal Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Liberty Municipal Fund that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

      The Meeting has been called to transact any business that properly comes before it. The only business that management of the Liberty Municipal Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Liberty Municipal Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

      Shareholder Proposals at Future Meetings. Neither Trust IV nor the Municipal Trust holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of either Fund or either Trust must be received by the relevant Fund in writing a reasonable time before the relevant Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund, care of Trust IV or the Municipal Trust, as applicable, Attention: Secretary, One Financial Center, Boston, Massachusetts 02111.

                                                                      APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of [April   ], 2002 is
by and among Liberty Funds Trust IV (the "Trust"), a Massachusetts business trust established under an Amended and Restated Declaration of Trust dated July 25, 1985, as amended, on behalf of the Liberty High Yield Municipal Fund (the "Acquired Fund"), a series of the Trust, Liberty-Stein Roe Funds Municipal Trust (the "Acquiring Trust"), a Massachusetts business trust established under an Amended and Restated Declaration of Trust dated July 28, 2000, as amended, on behalf of the Stein Roe High-Yield Municipals Fund (the "Acquiring Fund"), a series of the Acquiring Trust, and Columbia Management Group, Inc. ("Columbia").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

     If the reorganization is approved by Class A, Class B and Class C shareholders voting together as a single class and by Class A shareholders of the Acquired Fund voting separately as a single class, the reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A, Class B and Class C shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement. If the reorganization is not approved by both Class A, Class B and Class C shareholders voting together as a single class and by Class A shareholders of the Acquired Fund voting separately as a single class, the reorganization will not occur.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

        (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

        (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

        (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
          3.1 (the "Closing Date")
          and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

     1.4. With respect to Acquisition Shares distributable pursuant to paragraph
          1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5. As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

     2.1. For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

     2.2. For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

     3.1. The Closing Date shall be on           , 2002, or on such other date
          as the parties may agree in writing. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

     3.2. The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940 (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Stein Roe High-Yield Municipals Fund."

     3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

     3.4. At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5. At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

     4.1. The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

        (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

        (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

        (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended November 30, 2001, of the Acquired Fund, audited by PricewaterhouseCoopers LLP, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since November 30, 2001;

        (g) Since November 30, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest with no par value, of multiple series and classes. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information

              (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

        (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

        (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

        (n) The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph
             5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

        (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

        (p) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of November 30, 2001, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

        (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

        (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

        (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

        (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

        (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

        (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (g) The statement of assets, the statement of operations, the statement of changes in assets and the schedule of investments at, as of and for the two years ended June 30, 2001, of the Acquired Fund, audited by Ernst & Young LLP, and the statement of assets, the statement of changes in net assets and the schedule of investments for the six months ended December 31, 2001, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since December 31, 2001;

        (h) Since December 31, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company;

        (k) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares and Class Z shares,* each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

        (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time;

        (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares, Class B shares and Class C shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

        (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

        (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act

---------------

* Class S shares of the Acquiring Fund will be redesignated as Class Z shares on the Closing Date.

  and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Acquiring Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2. The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3. In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4. The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5. The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6. Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1. The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2. The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

        (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement and Registration Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

        (d) The Acquisition Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares, Class B shares and Class C shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

        (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound;

        (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

        (g) Except as previously disclosed, pursuant to subparagraph 4.2(f) above, such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

        (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (i) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1. The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2. The Acquiring Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

        (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

        (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

        (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

        (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (h) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

     7.3. Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after November 30, 2001, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after November 30, 2001, and on or prior to the Closing Date.

     7.4. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.5. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE
   ACQUIRING FUND AND THE ACQUIRED FUND.

     The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of (1) holders of a majority of the shares entitled to vote that are voted at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2 and (2) holders of a majority of the outstanding Class A shares of the Acquired Fund entitled to vote at such meeting.

     8.2. On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

     8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4. The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5. The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

        (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

        (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

        (d) The tax basis in the hands of the Acquiring Fund of the assets of the Acquired Fund transferred to the Acquiring Fund in the transaction will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

        (e) The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

        (f) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

        (g) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

        (h) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

        (i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     8.6. At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

     9.1. The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2. The Acquiring Trust, on behalf of the Acquiring Fund, shall pay all fees paid to governmental authorities for the registration or qualification of the Acquisition Shares. All of the other out-of-pocket expenses of the transactions contemplated by this Agreement shall be borne as follows: (a) as to expenses allocable to the Trust, on behalf of the Acquired Fund, fifty percent (50%) of such expenses shall be borne by the Trust, on behalf of the Acquired Fund, and fifty percent (50%) of such expenses shall be borne by Columbia; and (b) as to expenses allocable to the Acquiring Trust, on behalf of the Acquiring Fund, fifty percent (50%) of such expenses shall be borne by the Acquiring Trust, on behalf of the Acquiring Fund, and fifty percent (50%) of such expenses shall be borne by Columbia. The foregoing sentence shall be subject, however, to any undertaking by Columbia to Liberty Funds Trust I, II, III, IV, V, VI, VII and IX (or any of their series) (collectively, the "Liberty Trusts") to limit the aggregate expenses (other than fees paid to governmental authorities for the registration or qualification of shares of the Liberty Trusts) of the transactions contemplated by this Agreement and other transactions involving the Liberty Trusts.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1. The Trust, on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

     11.1. This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Trust. In addition, either the Acquiring Trust or the Trust may at its option terminate this Agreement at or prior to the Closing Date because:

        (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date; or

        (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

       If the transactions contemplated by this Agreement have not been
       substantially completed by             , 2002, this Agreement shall
       automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.

     11.2. If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Liberty Funds Trust I, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary or to Liberty-Stein Roe Funds Income Trust, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
    NON-RECOURSE.

     14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5. A copy of the Declaration of Trust of the Trust and the Declaration of Trust of the Acquiring Trust are each on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                          LIBERTY FUNDS TRUST IV
                                          on behalf of Liberty High-Yield
                                          Municipal Fund

                                          By:
                                            ------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

ATTEST:

--------------------------------------

Name:
--------------------------------------

Title:
--------------------------------------

                                          LIBERTY-STEIN ROE FUNDS MUNICIPAL
                                          TRUST
                                          on behalf of Stein Roe High-Yield
                                          Municipals Fund

                                          By:
                                            ------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

ATTEST:

--------------------------------------

Name:
--------------------------------------

Title:
--------------------------------------

                                          Solely for purposes of Paragraph 9.2
                                          of the Agreement:

                                          COLUMBIA MANAGEMENT GROUP, INC.

                                          By:
                                            ------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

ATTEST:

--------------------------------------

Name:
--------------------------------------

Title:
--------------------------------------

                                                                      APPENDIX B

                                FUND INFORMATION

SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE LIBERTY MUNICIPAL FUND

      For each class of the Liberty Municipal Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of April 17, 2002, was as follows:

                                                                                         NUMBER OF SHARES
                                                                                         OUTSTANDING AND
FUND                                                                       CLASS         ENTITLED TO VOTE
----                                                                       -----         ----------------
LIBERTY MUNICIPAL FUND..............................................         A
                                                                             B
                                                                             C

OWNERSHIP OF SHARES

      As of April 17, 2002, each Trust believes that the Trustees and officers of the respective Trusts, as a group, owned less than one percent of each class of shares of each Fund and each Trust as a whole. As of April 17, 2002, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund:

                                                                                     NUMBER OF        PERCENTAGE OF
                                                                                    OUTSTANDING        OUTSTANDING
                                                                                     SHARES OF       SHARES OF CLASS
FUND AND CLASS                           NAME AND ADDRESS OF SHAREHOLDER            CLASS OWNED           OWNED
--------------                           -------------------------------            -----------           -----
LIBERTY MUNICIPAL FUND

    Class A..................

    Class B..................

    Class C..................

STEIN ROE MUNICIPAL FUND

    Class A..................

    Class S..................

OWNERSHIP OF SHARES UPON CONSUMMATION OF ACQUISITION

         As of April 17, 2002, the shareholders of record that owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund would own the following percentage of the Stein Roe Municipal Fund upon consummation of the Acquisition:

                                                                                                PERCENTAGE OF
                                                                                            OUTSTANDING SHARES OF
                                                                                              CLASS OWNED UPON
                                                                                               CONSUMMATION OF
FUND AND CLASS                                 NAME AND ADDRESS OF SHAREHOLDER                   ACQUISITION
--------------                                 -------------------------------                   -----------
LIBERTY MUNICIPAL FUND

    Class A.....................

    Class B.....................

    Class C.....................

STEIN ROE MUNICIPAL FUND

    Class A.....................

    Class S.....................

                                                                      APPENDIX C

                                 CAPITALIZATION

         The following table shows on an unaudited basis the capitalization of each of the Liberty Municipal Fund and the Stein Roe Municipal Fund as of February 28, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Liberty Municipal Fund by the Stein Roe Municipal Fund at net asset value as of that date.

                                                                                                                STEIN ROE
                                                                                                                MUNICIPAL
                                            LIBERTY           STEIN ROE               PRO FORMA                 PRO FORMA
                                         MUNICIPAL FUND     MUNICIPAL FUND           ADJUSTMENTS                COMBINED(1)
                                         --------------     --------------           -----------                -----------
Class A
Net asset value..............            $ 78,561,423      $       1,104         $      (26,999) (2)          $  78,535,528
Shares outstanding...........               8,272,012                 98             (1,303,563)                  6,968,547
Net asset value per share....            $       9.50      $       11.27                                      $       11.27

Class B
Net asset value..............            $ 61,869,863                            $      (21,262) (2)          $  61,848,601
Shares outstanding...........               6,514,487                                (1,026,590)                  5,487,897
Net asset value per share....            $       9.50                                                         $       11.27 (3)

Class C
Net asset value..............            $  4,912,627                            $       (1,688) (2)          $   4,910,939
Shares outstanding...........                 517,268                                   (81,515)                    435,753
Net asset value per share....            $       9.50                                                         $       11.27 (3)

Class S
Net asset value..............                              $ 215,517,013         $ (212,517,013) (4)
Shares outstanding...........                                 19,164,569            (19,164,569) (4)
Net asset value per share....                              $       11.25

Class Z
Net asset value..............                                                    $  215,490,102  (2)(5)       $ 215,490,102 (5)
Shares outstanding...........                                                         19,164,569 (5)             19,164,569 (5)
Net asset value per share....                                                                                 $       11.24 (6)

----------

(1) Assumes the Acquisition was consummated on February 28, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Stein Roe Municipal Fund will be received by the shareholders of the Liberty Municipal Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Stein Roe Municipal Fund that actually will be received on or after such date.

(2) Adjustments reflect estimated one-time proxy, accounting, legal and other costs of the reorganization of $49,949 and $26,911 to be borne by the Liberty Municipal Fund and the Stein Roe Municipal Fund, respectively.

(3) Assumes shares will be exchanged based on the net asset value per share of Class A shares of the Stein Roe Municipal Fund on February 28, 2002.

(4) Class S shares of the Stein Roe Municipal Fund will be redesignated as Class Z shares on the date of the Acquisition.

(5) Includes net asset value attributable to, and shares outstanding of, Class S shares of the Stein Roe Municipal Fund.

(6) Assumes shares will be exchanged based on the net asset value per share of Class S shares of the Stein Roe Municipal Fund on February 28, 2002, which reflects the impact of the one-time expenses as described in footnote (2).

                                                                      APPENDIX D

         MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AS OF JUNE 30, 2001
                            STEIN ROE MUNICIPAL FUND

PERFORMANCE SUMMARY

Average Annual Total Return (%), Year Ended June 30, 2001

                                         1-Year                5-Year                10-Year
Stein Roe High-Yield
Municipals Fund                           6.78                  5.34                  5.97
Lehman Brothers
Municipal Bond Index                      9.98                  6.54                  7.16
Lipper High-Yield
Municipal Debt Fund Average               6.75                  4.50                  5.81

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. The Lehman Brothers Municipal Bond Index is an unmanaged group of fixed-income securities that differs from the composition of the fund; it is not available for direct investment. Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives. Income may be subject to state or local taxes and the federal alternative minimum tax. Capital gains, if any, are subject to federal, state and local taxes. Sources: Lipper Inc. and Bloomberg Business News.


INVESTMENT COMPARISONS
Growth of a $10,000 Investment June 30, 1991 to June 30, 2001

As of 6/30/2001

            Stein Roe High-Yield                        Lehman Brothers
              Municipals Fund                         Municipal Bond Index
1991              10000                                      10000
                  10294                                      10389
                  10517.4                                    10737
                  10550                                      10769.2
1992              10897.1                                    11177.4
                  10861.1                                    11474.7
                  11079.4                                    11683.6
                  11472.7                                    12117
1993              11755                                      12513.2
                  12117                                      12936.2
                  12258.8                                    13117.3
                  11632.4                                    12397.2
1994              11867.3                                    12533.5
                  11921.9                                    12620
                  11765.8                                    12439.5
                  12589.4                                    13319
1995              12882.7                                    13640
                  13213.8                                    14031.5
                  13850.7                                    14611
                  13674.8                                    14435.6
1996              13769.1                                    14545.4
                  14061                                      14878.4
                  14471.6                                    15257.8
                  14494.8                                    15221.2
1997              14990.5                                    15746.4

            Stein Roe High-Yield                        Lehman Brothers
              Municipals Fund                         Municipal Bond Index
                  15428.2                                    16220.3
                  15851                                      16659.9
                  16034.8                                    16851.5
1998              16240.1                                    17107.6
                  16608.7                                    17632.8
                  16690.1                                    17738.6
                  16837                                      17896.5
1999              16757.8                                    17581.5
                  16617.1                                    17511.2
                  16332.9                                    17374.6
                  16555.1                                    17881.9
2000              16730.5                                    18152
                  17090.2                                    18591.2
                  17502.1                                    19403.7
                  17738.4                                    19834.4
2001              17859.5                                    19963.4


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The line chart assumes a $10,000 investment on 6/30/91, reinvestment of distributions, and compares fund performance to an unmanaged group of fixed income securities that differs from the composition of any Stein Roe fund; it is not available for direct investment. Source: Lipper Inc.


PORTFOLIO MANAGER'S REPORT

Fund Commentary

Commentary from Maureen Newman,
portfolio manager of Stein Roe
High-Yield Municipals Fund


         For the 12 months ended June 30, 2001, Stein Roe High-Yield Municipals Fund delivered a total return of 6.78%. The fund slightly outperformed its peer group, the Lipper High-Yield Municipal Debt Fund Average, which returned 6.75% for the same period. However, the fund's return was lower than that of its benchmark, the Lehman Brothers Municipal Bond Index, which returned 9.98%. One reason for this underperformance is that the index reflects the broad municipal bond market, while the fund invests mainly in high yield municipal issues, which underperformed other segments of the market during the period. Also, the issuer of one security in the fund's portfolio, Phoenix Memorial Hospital, declared bankruptcy in February, greatly affecting the fund's performance.

INVESTMENT OBJECTIVE AND STRATEGY:
Seeks a high level of total return consisting of current income exempt from ordinary federal income tax and opportunities for capital appreciation.

FUND INCEPTION:
March 5, 1984

NET ASSETS:
$224.9 million


INVESTORS DIVERSIFIED INTO BONDS
         Economic conditions during the period benefited the bond market. Early in the period, the Fed raised interest rates in an effort to bring economic growth down to a more manageable rate. Amid signs of an economic slowdown, the Fed had to reverse course during the second half of the period, lowering interest rates six times for a total of 2.75%. Increased economic uncertainty caused high yield bonds to underperform. However, stock market declines led more investors to diversify into bond funds.

ECONOMIC CONDITIONS IMPACT PORTFOLIO DECISIONS
         In advance of this economic slowdown, we rotated the portfolio away from the more cyclical areas of the bond market, such as manufacturing and other industrial-based sectors. Instead, we focused on non-cyclical sectors such as multifamily housing, hospitals and transportation, which are not as strongly impacted by slowdowns in the economy. For instance, we invested in a Las Vegas monorail project (NV State Department of Business & Industry, 0.4% of net assets) designed to facilitate movement among the citycasinos. We also purchased a bond backed by revenues from a toll road connecting Denver's fast-growing suburbs to its airport (E-470 Public Highway Authority, 1.0% of net assets).

         We also focused on broadening diversification by industry sector and geographic location. Recently, we have found value in California bonds, which had underperformed due to the current energy crisis in the region and its potential impact on credit quality.

TOP 10 STATES AS OF 6/30/01 (UNAUDITED)

[BAR CHART]

                         % of net assets
Florida                      9.9
Pennsylvania                 8.6
Texas                        6.8
Colorado                     6.5
Washington                   6.0
Indiana                      4.5
North Carolina               4.1
Massachusetts                4.0
Mississippi                  4.0
Georgia                      3.5


 INVERSE FLOATERS USED TO BOOST INCOME
         During the period, a portion of the fund's assets was invested in inverse floaters. These securities pay interest that increases when short-term interest rates fall, as they have recently. While the use of inverse floaters provides the possibility of higher tax-exempt income, it also adds price volatility to the portfolio.

Portfolio Quality
-----------------
(unaudited)
-----------
% of net assets as of 6/30/01
-----------------------------
AAA                  13.9
AA                   10.6
A                    14.7
BBB                  18.7
BB and Below         7.0
Non-Rated            35.1


         Inverse floaters are securities that are derived from bonds. All of the inverse floaters in the fund were created from AAA rated insured bonds that were placed in trusts to create the derivative securities. Though some of the fund's inverse floaters themselves do not carry ratings, the advisor believes them to be of high credit quality. The fund had 7.8% of its assets invested in inverse floaters at June 30, 2001, up from 0% at June 30, 2000. Of that 7.8%, 5.8% was non-rated.

LOOKING AHEAD
         During the first half of 2001, the Fed aggressively cut interest rates. We feel the bond market probably overreacted to concerns about inflation stemming from these cuts and that the recent drop in bond prices has created some good opportunities in the bond market. While we do not expect to see inflation return in the months to come, we also do not expect a strong economic rebound in the second half of 2001. We anticipate further rate cuts from the Fed, although not on such an aggressive schedule, and we have positioned the fund to take advantage of lower long-term interest rates.


PORTFOLIO STATISTICS (UNAUDITED)

                                    As of 6/30/01      As of 6/30/00
--------------------------------------------------------------------
Average Duration                    8.4 years          7.4 years
Average Weighted Maturity           18.2 years         16.9 years
Average Weighted Coupon             6.68%              6.65%


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.

Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. Portfolio holdings are disclosed as a percentage of SR&F High-Yield Municipals Portfolio as of 6/30/01 and are subject to change. Income distributions are exempt from federal income taxes but may be subject to the federal alternative minimum tax and state and local taxes. Capital gains, if any, are also taxable. The Lehman Brothers Municipal Bond Index is an unmanaged group of investment grade municipal bonds; it is not available for direct investment.

Investing in high yield bonds involves greater credit risks than investing in higher-quality bonds. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. The municipal bond management team seeks to identify opportunities and attempts to react quickly to market changes.

Source of Lipper data: Lipper Inc.


MATURITY (UNAUDITED)
% OF NET ASSETS AS OF 6/30/01

[PIE CHAERT]

Less than 5 years              4.0%
5-10 years                     14.0%
10-15 years                    15.6%
15-20 years                    23.1%
20-25 years                    22.0%
Greater than 25 years          21.3%

                                                                      APPENDIX E

                             FINANCIAL HIGHLIGHTS OF
                    THE STEIN ROE HIGH-YIELD MUNICIPALS FUND

Stein Roe High-Yield Municipals Fund

Selected data for a share outstanding throughout each period is as follows:

                                                (UNAUDITED)
                                                SIX MONTHS
                                                  ENDED                                   YEAR ENDED JUNE 30,
                                               DECEMBER 31,
Class S Shares                                     2001             2001        2000         1999          1998           1997
                                               ------------       --------    --------     --------       --------      --------
Net Asset Value, Beginning of Period .......         $11.12        $ 11.04    $  11.71     $  11.97       $  11.67      $  11.40
                                               ------------       --------    --------     --------       --------      --------
Income from Investment Operations:
Net investment income ......................           0.32(a)(b)     0.65(a)     0.65         0.63           0.65          0.72
Net realized and unrealized gain (loss)
  on investments and futures contracts .....           0.01(b)        0.08       (0.68)       (0.25)          0.30          0.27
                                               ------------       --------    --------     --------       --------      --------
  Total from Investment Operations .........           0.33           0.73       (0.03)        0.38           0.95          0.99
                                               ------------       --------    --------     --------       --------      --------
Less Distributions Declared to Shareholders:
From net investment income .................          (0.34)         (0.65)      (0.64)       (0.64)         (0.65)        (0.72)
                                               ------------       --------    --------     --------       --------      --------
Net Asset Value, End of Period .............         $11.11        $ 11.12     $ 11.04      $ 11.71        $ 11.97       $ 11.67
                                               ============       ========    ========     ========       ========      ========
Total return ...............................           2.92%(e)       6.78%      (0.16)%       3.18%(d)       8.32%         8.91%
                                               ============       ========    ========     ========       ========      ========
Ratios to Average Net Assets:
Expenses ...................................           0.85%(f)       0.81%       0.78%       0.77%           0.75%         0.77%
Net investment income ......................           5.69%(b)(f)     5.86%       5.82%       5.26%          5.48%         6.20%
Portfolio turnover rate ....................            N/A             N/A         N/A         N/A              8%(c)        11%(c)
Net assets, end of period (000's) ..........       $212,715        $224,950    $253,787    $297,874       $341,780      $306,070

(a) Per share data was calculated using average shares outstanding during the period.

(b) As required, effective July 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended December 31, 2001, was to increase the ratio of net investment income to average net assets from 5.67% to 5.69%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)      Prior to commencement of operations of the Portfolio.

(d) 0.50% of the return is attributable to a one-time revaluation of a portfolio security reflecting the restructuring of this security. Absent this revaluation, the total return would have been 2.68%.

(e)      Not Annualized.

(f)      Annualized.

FINANCIAL HIGHLIGHTS
================================================================================

LIBERTY HIGH INCOME MUNICIPALS FUND - CLASS A

Selected data for a share outstanding throughout each period is as follows:

                                                                     (UNAUDITED)
                                                                     SIX MONTHS         PERIOD
                                                                     ENDED              ENDED
                                                                     DECEMBER 31,       JUNE 30,
                                                                     2001               2001(a)
                                                                     --------           --------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 11.13            $ 11.11
                                                                     -------            -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                                               0.31(c)            0.58
Net realized and unrealized gain on investments allocated
from Portfolio                                                          0.02(c)            0.01
                                                                     -------            -------
      Total Income from Investment Operations                           0.33               0.59
                                                                     -------            -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
      From net investment income                                       (0.32)             (0.57)
                                                                     -------            -------
NET ASSET VALUE, END OF PERIOD                                       $ 11.14            $ 11.13
                                                                     =======            =======
Total return (d)                                                       2.97%              5.42%
                                                                     -------            -------

RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                                           1.10%              1.06%
Net investment income (e)                                              5.51%(c)           5.65%
Net assets, end of period (000's)                                     $1                $ 1


(a)  From commencement of operations on July 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) As required, effective July 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for the six months ended December 31, 2001, was to increase the ratio of net investment income to average net assets from 5.49% to 5.51%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d)  Not annualized.

(e)  Annualized.

                                                                      APPENDIX F

         INFORMATION APPLICABLE TO STEIN ROE HIGH-YIELD MUNICIPALS FUND
                              CLASS B AND C SHARES

Sales Charges

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of a Fund. These sales charges are described below. In certain circumstances, these sales charges may be waived, as described below.

CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor firm an up-front commission on sales of Class B shares as described in the charts below.

PURCHASES OF LESS THAN $250,000:

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD
Through first year                                             5.00
--------------------------------------------------------------------------------
Through second year                                            4.00
--------------------------------------------------------------------------------
Through third year                                             3.00
--------------------------------------------------------------------------------
Through fourth year                                            3.00
--------------------------------------------------------------------------------
Through fifth year                                             2.00
--------------------------------------------------------------------------------
Through sixth year                                             1.00
--------------------------------------------------------------------------------
Longer than six years                                          0.00

Commission to financial advisors is 5.00%.
Automatic conversion to Class A shares occurs eight years after purchase.

You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisor firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, Rights of Accumulation apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.

PURCHASES OF $250,000 TO LESS THAN $500,000:

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD
Through first year                                             3.00
--------------------------------------------------------------------------------
Through second year                                            2.00
--------------------------------------------------------------------------------
Through third year                                             1.00
--------------------------------------------------------------------------------
Longer than three years                                        0.00

Commission to financial advisors is 2.50%.
Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD
Through first year                                             3.00
--------------------------------------------------------------------------------
Through second year                                            2.00
--------------------------------------------------------------------------------
Through third year                                             1.00

Commission to financial advisors is 1.75%.
Automatic conversion to Class A shares occurs three years after purchase.

If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor that does not, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor firm an up-front commission of 1.00% on sales of Class C shares.

YEARS AFTER PURCHASE                           % DEDUCTED WHEN SHARES ARE SOLD
Through first year                                          1.00
--------------------------------------------------------------------------------
Longer than one year                                        0.00


How to Exchange Shares

You may exchange your shares for shares of the Stein Roe Municipal Fund of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

How to Buy Shares

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

INVESTMENT MINIMUMS

Initial Investment................ $1,000
Subsequent Investments............    $50
Automatic Investment Plan*........    $50
Retirement Plans*.................    $25

* The initial investment minimum of $1,000 is waived on these plans.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if they believe that doing so would be in the best interest of the Fund and its shareholders.

 METHOD                        INSTRUCTIONS
 Through your financial        Your financial advisor can help you establish your account and
 advisor                       buy Fund shares on your behalf.  To receive the current trading day's price, your financial advisor firm must receive your request prior to the close of the New York Stock Exchange
                               (NYSE), usually 4:00 p.m. Eastern time.  Your financial advisor may charge you fees for executing the purchase for you.
-----------------------------------------------------------------------------------------------
 By check                      For new accounts send a completed application and check made
 (new account)                 payable to the Fund to the transfer agent, Liberty Funds
                               Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
-----------------------------------------------------------------------------------------------
 By check                      For existing accounts fill out and return the additional
 (existing account)            investment stub included in your quarterly statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds
                               Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
-----------------------------------------------------------------------------------------------
 By exchange                   You or your financial advisor may acquire shares for your
                               account by exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost.  There may be an additional charge if exchanging from a money market fund.
                               To exchange by telephone, call 1-800-422-3737.
-----------------------------------------------------------------------------------------------
 By wire                       You may purchase shares by wiring money from your bank account to your Fund account.  To wire funds to your Fund account, call
                               1-800-422-3737 to obtain a control number and the wiring
                               instructions.
-----------------------------------------------------------------------------------------------
 By electronic funds           You may purchase shares by electronically transferring money
 transfer                      from your bank account to your Fund account by calling
                               1-800-422-3737.  An electronic funds transfer may take up to two business days to settle and be considered in "good form."
                               You must set up this feature prior to your telephone request.
                               Be sure to complete the appropriate section of the application.
-----------------------------------------------------------------------------------------------
 Automatic                     You can make monthly or quarterly investments automatically
 investment plan               from your bank account to your Fund account.  You can select a pre-authorized amount to be sent via electronic funds
                               transfer.  Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------------------

Automated dollar cost          You can purchase shares for your account by exchanging $100 or
averaging                      more each month from another fund for shares of the same class of the Fund at no additional cost.  You must have a current balance of at least $5,000 in the fund the money is coming from.  The designated amount will be exchanged on the third
                               Tuesday of each month.  Exchanges will continue so long as your fund balance is sufficient to complete the transfers.  You may terminate your program or change the amount of the exchange
                               (subject to the $100 minimum) by calling 1-800-422-3737.  Be sure to complete the appropriate section of the account
                               application for this feature.
-----------------------------------------------------------------------------------------------
 By dividend                   You may automatically invest dividends distributed by another
 diversification               fund into the same class of shares of the Fund at no additional sales charge.  To invest your dividends in the Fund, call
                               1-800-345-6611.


How to Sell Shares

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, if applicable, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

METHOD               INSTRUCTIONS
Through your         You may call your financial advisor to place your sell order.
financial advisor    To receive the current trading day's price, your financial advisor firm must receive your request prior to the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time.
                     Your financial advisor may charge you fees for executing a redemption for you.
---------------------------------------------------------------------------------------
By exchange          You or your financial advisor may sell shares by exchanging from a Fund into the same share class of another fund at no
                     additional cost. To exchange by telephone, call 1-800-422-3737.
---------------------------------------------------------------------------------------
By telephone         You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by
                     calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days.  The dollar limit for telephone sales is $100,000 in a 30-day period.  You do not need to set up this feature in advance of your call.  Certain
                     restrictions apply to retirement accounts.  For details, call
                     1-800-345-6611.
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
By mail              You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below.  In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell.  All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution.  Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners.  For details, call
                     1-800-345-6611.
                     Mail your letter of instruction to Liberty Funds Services, Inc.,
                     P.O. Box 1722, Boston, MA 02105-1722.
---------------------------------------------------------------------------------------
By wire              You may sell shares and request that the proceeds be wired to your bank.  You must set up this feature prior to your telephone request.  Be sure to complete the appropriate section of the account application for this feature.
---------------------------------------------------------------------------------------
By systematic        You may automatically sell a specified dollar amount or
withdrawal plan      percentage of your account on a monthly, quarterly or
                     semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000.  This feature is not
                     available if you hold your shares in certificate form.  All dividend and capital gains distributions must be reinvested.  Be sure to complete the appropriate section of the account
                     application for this feature.
---------------------------------------------------------------------------------------
By electronic        You may sell shares and request that the proceeds be
funds transfer       electronically transferred to your bank.  Proceeds may take up to two business days to be received by your bank.  You must set up this feature prior to your request.  Be sure to complete the appropriate section of the account application for this feature.


Fund Policy on Trading of Fund Shares

The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.


Share Certificates

Share certificates are not available for Class B or C.

                     LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST

                      STEIN ROE HIGH-YIELD MUNICIPALS FUND

                                    FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                 May [___], 2002

      This Statement of Additional Information (the "SAI") relates to the proposed Acquisition (the "Acquisition") of the Liberty High Yield Municipal Fund (the "Acquired Fund"), a series of Liberty Funds Trust IV, by the Stein Roe High-Yield Municipals Fund (the "Acquiring Fund"), a series of Liberty-Stein Roe Funds Municipal Trust.

      This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated May [___], 2002 (the "Prospectus/Proxy Statement") of the Acquiring Fund which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

      This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to your Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-426-3750.

                                Table of Contents

I.       Additional Information about the Acquiring Fund and the Acquired Fund...................   2
II.      Financial Statements....................................................................   2

I. Additional Information about the Acquiring Fund and the Acquired Fund.

      Attached hereto as Appendix A is the Statement of Additional Information for the Stein Roe High-Yield Municipals Fund, Class S dated November 1, 2001, including a supplement to that Statement of Additional Information dated November 2, 2001. Attached hereto as Appendix B is the Statement of Additional Information for the Liberty High Income Municipals Fund, Class A dated November 1, 2001, including a supplement to that Statement of Additional Information dated November 2, 2001.

      Attached hereto as Appendix C is updated information relating to the Trustees of Liberty-Stein Roe Funds Municipal Trust.

II. Financial Statements.

      This SAI is accompanied by the Annual Report for the year ended June 30, 2001, and the Semi-Annual Report for the six months ended December 31, 2001, of the Acquiring Fund, which reports contain historical financial information regarding such Fund. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

      Pro forma financial statements of the Acquiring Fund for the Acquisition are provided on the following pages.

PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                          DECEMBER 31, 2001 (UNAUDITED)
-------------------------------------------------------------------------------


                                                               SR&F             STEIN ROE                LIBERTY
                                                            HIGH YIELD         HIGH YIELD               HIGH YIELD
                                                            MUNICIPALS         MUNICIPALS               MUNICIPAL
                                                            PORTFOLIO             FUND                     FUND
                                                            ----------         ----------               ---------
ASSETS
Investments, at cost                                       $ 211,471,470                             $ 148,246,306
                                                           --------------     -------------          -------------
Investments, at value                                      $ 210,510,350      $ 213,679,798          $ 142,623,531
Cash                                                              57,466             -                      12,150
Receivable for:
   Investments sold                                              561,772             -                     141,287
   Fund shares sold                                                 -                -                      74,765
   Interest                                                    3,710,249             -                   3,217,329
   Variation margin on futures contracts                            -                -                      15,906
Expense reimbursement due from Administrator                        -                 2,895                      -
Deferred Trustees' compensation plan                                 324                945                  4,907
Other assets                                                      22,988            164,816                    120
                                                           --------------     -------------          -------------
     Total Assets                                            214,863,149        213,848,454            146,089,995
                                                           --------------     -------------          -------------

LIABILITIES
Payable for:
   Investments purchased                                       1,083,390             -                     889,560
   Fund shares repurchased                                          -               681,725                199,133
   Variation margin on futures contracts                           8,531             -                           -
   Distributions                                                   5,391            350,171                705,497
   Management fee                                                 75,197             -                      71,148
   Administration fee                                               -                26,269                      -
   Bookkeeping fee                                                 2,178              6,998                  5,526
   Transfer agent fee                                                576             65,370                 19,584
Deferred Trustees' fee                                               324                945                  4,907
Other liabilities                                                   7,764               800                212,635
                                                           --------------     -------------          -------------
     Total Liablities                                           1,183,351         1,132,278              2,107,990
                                                           --------------     -------------          -------------
NET ASSETS                                                 $  213,679,798     $ 212,716,176          $ 143,982,005
                                                           ==============     =============          =============

Paid in capital                                                               $ 221,255,001          $ 158,509,671
Undistributed/Overdistributed net investment income                                  34,083                (98,624)
Accumulated net realized loss on investments
   and futures contracts                                                         (7,709,880)            (8,823,250)
Net unrealized depreciation on investments
   and futures contracts                                                           (863,028)            (5,605,792)
                                                                              -------------          -------------
NET ASSETS                                                                    $ 212,716,176          $ 143,982,005
                                                                              =============          =============

Net assets - Class A                                                          $       1,081          $  76,302,644
                                                                              =============          =============
Shares outstanding - Class A                                                             97              8,117,463
                                                                              =============          =============
Net asset value and redemption
   price per share - Class A                                                  $       11.14          $        9.40(a)
                                                                              =============          =============

Maximum offering price per share - Class A                                    $       11.82(b)(c)    $        9.87(b)(d)
                                                                              =============          =============

Net assets - Class B                                                          $      -               $  62,769,295
                                                                              =============          =============
Shares outstanding - Class B                                                         -                   6,677,760
                                                                              =============          =============
Net asset value and offering
   price per share - Class B                                                  $      -               $        9.40(a)
                                                                              =============          =============

Net assets - Class C                                                          $      -               $   4,910,066
                                                                              =============          =============
Shares outstanding - Class C                                                         -                     522,357
                                                                              =============          =============
Net asset value and offering
   price per share - Class C                                                  $      -               $        9.40(a)
                                                                              =============          =============

Net assets - Class S                                                          $ 212,715,095          $           -
                                                                              =============          =============
Shares outstanding - Class S                                                     19,144,314                      -
                                                                              =============          =============
Net asset value, offering and redemption
   price per share - Class S                                                  $       11.11                      -
                                                                              =============          =============

Net assets - Class Z                                                          $      -               $           -
                                                                              =============          =============
Shares outstanding - Class Z                                                         -                           -
                                                                              =============          =============
Net asset value, offering and redemption
   price per share - Class Z                                                  $      -               $           -
                                                                              =============          =============



                                                                                  PRO FORMA            PRO FORMA
                                                                                 ADJUSTMENTS            COMBINED
                                                                                 -----------           ---------
ASSETS
Investments, at cost                                                                                 $ 359,717,776
                                                                                                     -------------
Investments, at value                                                         $(213,679,798){a}      $ 353,133,881
Cash                                                                                                        69,616
Receivable for:
   Investments sold                                                                                        703,059
   Fund shares sold                                                                                         74,765
   Interest                                                                                              6,927,578
   Variation margin on futures contracts                                                                    15,906
Expense reimbursement due from Administrator                                                                 2,895
Deferred Trustees' compensation plan                                                                         6,176
Other assets                                                                                               187,924
                                                                                                     -------------
     Total Assets                                                                                      361,121,800
                                                                                                     -------------

LIABILITIES
Payable for:
   Investments purchased                                                                                 1,972,950
   Fund shares repurchased                                                                                 880,858
   Variation margin on futures contracts                                                                     8,531
   Distributions                                                                                         1,061,059
   Management fee                                                                                          146,345
   Administration fee                                                                                       26,269
   Bookkeeping fee                                                                                          14,702
   Transfer agent fee                                                                                       85,530
Deferred Trustees' fee                                                                                       6,176
Other liabilities                                                                    76,860{d}             298,059
                                                                                                     -------------
     Total Liablities                                                                                    4,500,479
                                                                                                     -------------
NET ASSETS                                                                                           $ 356,621,321
                                                                                                     =============

Paid in capital                                                                                      $ 379,764,672
Undistributed/Overdistributed net investment income                                 (76,860){d}           (141,401)
Accumulated net realized loss on investments
   and futures contracts                                                                               (16,533,130)
Net unrealized depreciation on investments
   and futures contracts                                                                                (6,468,820)
                                                                                                     -------------
NET ASSETS                                                                                           $ 356,621,321
                                                                                                     =============

Net assets - Class A                                                              (26,999){d}        $  76,276,726
                                                                                                     =============
Shares outstanding - Class A                                                   (1,270,458){b}{d}         6,847,102
                                                                                                     =============
Net asset value and redemption
   price per share - Class A                                                                         $       11.14
                                                                                                     =============

Maximum offering price per share - Class A                                                           $       11.82(b)(c)
                                                                                                     =============

Net assets - Class B                                                              (21,262){d}        $  62,748,033
                                                                                                     =============
Shares outstanding - Class B                                                   (1,045,082){b}{d}         5,632,678
                                                                                                     =============
Net asset value and offering
   price per share - Class B                                                                         $       11.14(a)
                                                                                                     =============

Net assets - Class C                                                               (1,688){d}        $   4,908,378
                                                                                                     =============
Shares outstanding - Class C                                                      (81,749){b}{d}           440,608
                                                                                                     =============
Net asset value and offering
   price per share - Class C                                                                         $       11.14(a)
                                                                                                     =============

Net assets - Class S                                                          212,715,095){c}        $           -
                                                                                                     =============
Shares outstanding - Class S                                                  (19,144,314){c}                    -
                                                                                                     =============
Net asset value, offering and redemption
   price per share - Class S                                                                         $           -
                                                                                                     =============

Net assets - Class Z                                                          212,688,184{c}{d}      $ 212,688,184
                                                                                                     =============
Shares outstanding - Class Z                                                   19,144,314{c}            19,144,314
                                                                                                     =============
Net asset value, offering and redemption
   price per share - Class Z                                                                         $       11.11
                                                                                                     =============



(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.
(c) Calculation for maximum offering price is net asset value/0.9425.
(d) Calculation for maximum offering price is net asset value/0.9525.


{a} Due to elimination of master/feeder structure.
{b} New class shares of the surviving fund transferred at NAV of surviving fund. {c} Class S shares redesignated as Class Z shares.
{d} Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization of $49,949 and $26,911 to be borne by Liberty High Yield Municipal Fund and Stein Roe High Yield Municipal Fund, respectively.

                  PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                For the Year Ended December 31, 2001 (Unaudited)
-------------------------------------------------------------------------------

                                                   SR&F          STEIN ROE         LIBERTY
                                                 HIGH YIELD      HIGH YIELD        HIGH YIELD
                                                 MUNICIPALS      MUNICIPALS        MUNICIPAL          PRO FORMA          PRO FORMA
                                                  PORTFOLIO         FUND              FUND           ADJUSTMENTS         COMBINED
                                                 ----------      ----------        ---------          ---------          ---------
INVESTMENT INCOME
Interest                                       $ 14,872,779     $ 14,872,779     $ 10,070,691     $ (14,872,779){A}   $ 24,943,470

EXPENSES
Management fee                                      994,193                -          810,817          (247,788){C}      1,557,222
Expenses allocated from Portfolio                         -        1,090,066                -        (1,090,066){A}              -
Administration fee                                        -          304,006                -           141,549{C}         445,555
Service fee                                               -                2          318,701           (35,339){B}        283,364
Distribution fee - Class C                                -                -           30,092                               30,092
Bookkeeping fee                                      19,969           56,684           59,326           (14,071){D}        121,908
Transfer agent fee                                    6,001          358,533          279,624           (14,213){D}        629,945
Custody fee                                           7,682            1,067            3,632                               12,381
Other expenses                                       67,047          104,784          208,642           (95,728){E}        284,745
                                                 ----------       ----------        ---------                           ----------
   Total Expenses                                 1,094,892        1,915,142        2,256,553                            3,910,931
Fees waived by Distributor - Class C                      -                -           (6,057)                              (6,057)
Custody credits earned                               (4,826)               -             (120)                              (4,946)
   Net Expenses                                   1,090,066        1,915,142        2,250,376                            3,899,928
                                                 ----------       ----------        ---------                           ----------
   Net Investment Income                         13,782,713       12,957,637        7,820,315                           21,043,542
                                                 ----------       ----------        ---------                           ----------

Net Realized and Unrealized Gain (Loss)
  ON INVESTMENTS
NET REALIZED GAIN (LOSS) ON
   investments and futures contracts                509,368          509,368       (1,570,089)         (509,368){A}     (1,060,721)
Net change in unrealized appreciation
    /depreciation on
   investments and futures contracts             (1,950,054)      (1,932,028)         794,448         1,932,028{A}      (1,155,606)
   Net Loss                                      (1,440,686)      (1,422,660)        (775,641)                          (2,216,327)
                                                 ----------       ----------        ---------                           ----------
Increase in Net Assets from Operations           12,342,027       11,534,977        7,044,674                           18,827,215
                                                 ----------       ----------        ---------                           ----------

                                                 ==========       ==========        =========                           ==========


{A} Due to elimination of master/feeder structure.
{B} Survivor fund will maintain the service fee of the Liberty High Yield Muni
    Fund.
{C} Based on the contract in effect for the surviving fund.
{D} Based on new fee structure effective 7/1/01.
{E} Decrease due to economies of scale achieved by merging the funds.

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)


        STEIN ROE             LIBERTY
       HIGH YIELD           HIGH YIELD
        MUNICIPAL            MUNICIPAL
        PORTFOLIO              FUND             PRO FORMA
      PAR OR SHARES        PAR OR SHARES        COMBINED
-------------------------------------------------------------------------------------------------------------------------------
                                                                MUNICIPAL BONDS - 96.8%
-------------------------------------------------------------------------------------------------------------------------------
                                                                EDUCATION - 4.0%
                                                                EDUCATION - 1.8%
                                                                CA Statewide Communities Development Authority,
                                                                  Crossroads School for Arts & Sciences, Series 1998,
            $ -            1,055,000            $ 1,055,000    6.000%                             8/1/28
                                                               IL State Development Finance Authority,
                                                                Latin School of Chicago, Series 1998,
      1,725,000                    -              1,725,000             5.650%        8/1/28
                                                               IL, University of Illinois, Certificate of Participation,
                                                                Utilities Infrastructure Projects, Series A,
        725,000              700,000              1,425,000             5.500%        8/15/16
                                                               MN Victoria, Holy Family Catholic
                                                                High School, Series 1999 A,
      1,200,000                    -              1,200,000             5.875%        9/1/29
                                                               WV State University, Series 2000 A,
      1,250,000                    -              1,250,000             0.000%        4/1/19
              -            2,750,000              2,750,000             0.000%        4/1/25




                                                               STUDENT LOANS - 2.2%
                                                               NE Nebhelp, Inc., Series 1993- A-6,
      4,000,000                    -              4,000,000             6.450%        6/1/18
                                                               NM State Educational Assistance Foundation,
                                                                Series 1996 A-2,
      1,955,000                    -              1,955,000             6.650%        11/1/25
                                                               OH Cincinnati Student Load Funding Corp.,
                                                                Series B,
              -            1,075,000              1,075,000             6.750%        1/1/07
                                                               TX Brazos Higher Educational Facilities
                                                                Authority, Series 1993 C-2,
        390,000                    -                390,000             5.875%        6/1/04



------------------------------------------------------------------------------------------------------------------------------------

                                                               HEALTHCARE - 24.9%
                                                               CONGREGATE CARE RETIREMENT - 7.2%
                                                               CA Statewide Community Development Authority,
                                                                Eskaton Village - Grass Valley,
                                                                Series 2000,
      1,000,000              750,000              1,750,000             8.250%        11/15/31
                                                               FL Orange County Health Facilities Authority,
                                                                Orlando Lutheran Towers, Inc.,
                                                                Series 1996,
      3,000,000                    -              3,000,000             8.625%        7/1/20
                                                               IL State Health Facilities Authority,
                                                                Lutheran Senior Ministries,
                                                                Series 2001,
        300,000              250,000                550,000             7.375%        8/15/31
                                                               KY State Economic Development Finance Authority,
                                                                Christian Church Homes of Kentucky, Inc.,
                                                                Series 1998
              -              115,000                115,000             5.500%        11/15/30
                                                               MA Boston Industrial Development Finance Authority,
                                                                Springhouse, Inc., Series 1988,
              -              500,000                500,000             5.875%        7/1/20
                                                               MA State Development Finance Agency,
                                                                Series 1999 A:
        500,000              250,000                750,000             5.625%        7/1/15
        250,000                    -                250,000             5.750%        7/1/23
                                                               MN Columbia Heights, Crest View Corp.,
                                                                Series 1998,
              -              740,000                740,000             6.000%        3/1/33
                                                               MO State Health & Educational Facilities
                                                               Authority, Lutheran Senior Services, Series 1997,
      2,000,000                    -              2,000,000             5.750%        2/1/17
                                                               NH State Higher Educational & Health
                                                                Facilities Authority, Rivermead at Peterborough,
                                                                Series 1998,



                                                                       STEIN ROE         LIBERTY
                                                                      HIGH YIELD        HIGH YIELD
                                                                       MUNICIPAL        MUNICIPAL
                                                                       PORTFOLIO          FUND               PRO FORMA
                                                                          VALUE           VALUE               COMBINED
                                                                      ----------        ----------           ---------
-------------------------------------------------------
 MUNICIPAL BONDS - 96.8%
-------------------------------------------------------
 EDUCATION - 4.0%
 Education - 1.8%
 CA Statewide Communities Development Authority,
   Crossroads School for Arts & Sciences, Series 1998,
6.000%                             8/1/28                            $         -          $ 1,064,068          $ 1,064,068
IL State Development Finance Authority,
 Latin School of Chicago, Series 1998,
         5.650%        8/1/28                                           1,633,799                   -            1,633,799
IL, University of Illinois, Certificate of Participatio
 Utilities Infrastructure Projects, Series A,
         5.500%        8/15/16                                            750,694             724,808            1,475,502
MN Victoria, Holy Family Catholic
 High School, Series 1999 A,
         5.875%        9/1/29                                           1,177,500                   -            1,177,500
WV State University, Series 2000 A,
         0.000%        4/1/19                                             482,113                   -              482,113
         0.000%        4/1/25                                                   -             736,093              736,093
                                                                  ---------------------------------------------------------
                                                                        4,044,106           2,524,969            6,569,075
                                                                  ---------------------------------------------------------

STUDENT LOANS - 2.2%
NE Nebhelp, Inc., Series 1993- A-6,
         6.450%        6/1/18                                           4,378,880                   -            4,378,880
NM State Educational Assistance Foundation,
 Series 1996 A-2,
         6.650%        11/1/25                                          2,019,867                   -            2,019,867
OH Cincinnati Student Load Funding Corp.,
 Series B,
         6.750%        1/1/07                                                   -           1,081,558            1,081,558
TX Brazos Higher Educational Facilities
 Authority, Series 1993 C-2,
         5.875%        6/1/04                                             390,004                   -              390,004
                                                                  ---------------------------------------------------------
                                                                        6,788,751           1,081,558            7,870,309
                                                                  ---------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

HEALTHCARE - 24.9%
CONGREGATE CARE RETIREMENT - 7.2%
CA Statewide Community Development Authority,
 Eskaton Village - Grass Valley,
 Series 2000,
         8.250%        11/15/31                                         1,056,250             792,188            1,848,438
FL Orange County Health Facilities Authority,
 Orlando Lutheran Towers, Inc.,
 Series 1996,
         8.625%        7/1/20                                           3,172,500                   -            3,172,500
IL State Health Facilities Authority,
 Lutheran Senior Ministries,
 Series 2001,
         7.375%        8/15/31                                            298,500             248,750              547,250
KY State Economic Development Finance Authority,
 Christian Church Homes of Kentucky, Inc.,
 Series 1998
         5.500%        11/15/30                                                 -              99,027               99,027
MA Boston Industrial Development Finance Authority,
 Springhouse, Inc., Series 1988,
         5.875%        7/1/20                                                   -             418,125              418,125
MA State Development Finance Agency,
 Series 1999 A:
         5.625%        7/1/15                                             457,715             228,858              686,573
         5.750%        7/1/23                                             219,798                   -              219,798
MN Columbia Heights, Crest View Corp.,
 Series 1998,
         6.000%        3/1/33                                                   -             638,250              638,250
MO State Health & Educational Facilities
Authority, Lutheran Senior Services, Series 1997,
         5.750%        2/1/17                                           1,969,600                   -            1,969,600
NH State Higher Educational & Health
 Facilities Authority, Rivermead at Peterborough,
 Series 1998,

              -              500,000                500,000             5.625%        7/1/18
      1,000,000              665,000              1,665,000             5.750%        7/1/28
                                                               NJ State Economic Development Authority,
                                                                Seabrook Village, Inc., Series 2000 A,
        625,000              500,000              1,125,000             8.250%        11/15/30
                                                                Winchester Gardens, Series 1996 A,
      2,000,000                    -              2,000,000             8.625%        11/1/25
                                                               PA Chartiers Valley Industrial & Commercial
                                                                Development Authority, Asbury Health Center,
                                                                Series 1999,
        750,000                    -                750,000             6.375%        12/1/24
                                                               PA Lancaster Industrial Development Authority,
                                                                Garden Spot Village, Series 2000 A,
        500,000              325,000                825,000             7.625%        5/1/31
                                                               PA Philadelphia Authority for Industrial Development,
                                                                Baptist Home of Philadelphia, Series 1998 A,
              -              530,000                530,000             5.500%        11/15/18
                                                               TN Metropolitan Government, Nashville
                                                                and Davidson County, Blakeford at Green Hills,
                                                                Series 1998,
      1,250,000              575,000              1,825,000             5.650%        7/1/24
                                                               TX Abilene Health Facilities Development Corp.,
                                                                Sears Methodist Retirement Obligation Group:
                                                                  Series 1998 A,
      2,100,000            1,000,000              3,100,000             5.900%        11/15/25
                                                                  Series 1999,
              -              500,000                500,000             5.875%        11/15/18
        500,000                    -                500,000             6.000%        11/15/29
                                                               WI State Health & Educational
                                                                Facilities Authority:
                                                                  Attic Angel Obligated Group,
      1,250,000              875,000              2,125,000             5.750%        11/15/27
                                                                  Clement Manor, Series 1998,
      1,350,000              850,000              2,200,000             5.750%        8/15/24
                                                                  United Lutheran Program for Aging, Inc.,
              -              750,000                750,000             5.700%        3/1/28




                                                               HEALTH SERVICES - 0.3%
                                                               IL State Health Facilities Authority, Midwest Physician
                                                                Group, Ltd., Series 1998,
              -               90,000                 90,000             5.500%        11/15/19
                                                               MA State Development Finance Agency,
                                                                Boston Biomedical Research Institute,
                                                                Series 1999,
        250,000              120,000                370,000             5.650%        2/1/19
              -              550,000                550,000             5.750%        2/1/29




                                                               HOSPITALS - 9.8%
                                                               AZ Health Facilities Authority,
                                                                Phoenix Memorial Hospital,
                                                                Series 1991,
      2,325,144                    -              2,325,144             8.125%        6/1/12
                                                               CO Colorado Health Facilities Authority, Vail Medical
                                                                Center,
              -            1,000,000              1,000,000             5.800%        1/15/27
                                                               CO La Junta, Arkansas Valley Regional Medical Center,
                                                                Series 1999,
        500,000              400,000                900,000             6.100%        4/1/24
                                                               CO State Health Care Facilities Authority:
                                                                  National Jewish Medical & Research Center,
                                                                  Series 1998,
        250,000              830,000              1,080,000             5.375%        1/1/23
                                                                  Parkview Medical Center, Inc.,
                                                                  Series 2001,
        300,000                    -                300,000             6.600%        9/1/25
                                                               FL Orange County Health Facilities Authority,
                                                                Orlando Regional Healthcare System,
                                                                Series 1999,
        875,000                    -                875,000             6.000%        10/1/26
                                                               FL West Orange Healthcare District,
                                                                Series 2001 A,
      1,050,000              400,000              1,450,000             5.650%        2/1/22
                                                               GA Forsyth County Hospital Authority, Georgia
                                                                Baptist Healthcare System, Series 1998,
              -            1,000,000              1,000,000             6.000%        10/1/08
                                                               IL Health Facilities Authority, Thorek Hospital &
                                                                Medical Center,




          5.625%        7/1/18                                               -                  441,250                 441,250
          5.750%        7/1/28                                         847,500                  563,588               1,411,088
 NJ State Economic Development Authority,
  Seabrook Village, Inc., Series 2000 A,
          8.250%        11/15/30                                       664,844                  531,875               1,196,719
  Winchester Gardens, Series 1996 A,
          8.625%        11/1/25                                      2,070,000                        -               2,070,000
 PA Chartiers Valley Industrial & Commercial
  Development Authority, Asbury Health Center,
  Series 1999,
          6.375%        12/1/24                                        677,813                        -                 677,813
 PA Lancaster Industrial Development Authority,
  Garden Spot Village, Series 2000 A,
          7.625%        5/1/31                                         513,125                  333,531                 846,656
 PA Philadelphia Authority for Industrial Development,
  Baptist Home of Philadelphia, Series 1998 A,
          5.500%        11/15/18                                             -                  445,863                 445,863
 TN Metropolitan Government, Nashville
  and Davidson County, Blakeford at Green Hills,
  Series 1998,
          5.650%        7/1/24                                       1,062,500                  488,750               1,551,250
 TX Abilene Health Facilities Development Corp.,
  Sears Methodist Retirement Obligation Group:
    Series 1998 A,
          5.900%        11/15/25                                     1,729,875                  823,750               2,553,625
    Series 1999,
          5.875%        11/15/18                                             -                  435,000                 435,000
          6.000%        11/15/29                                       420,000                        -                 420,000
 WI State Health & Educational
  Facilities Authority:
    Attic Angel Obligated Group,
          5.750%        11/15/27                                       998,438                  698,906               1,697,344
    Clement Manor, Series 1998,
          5.750%        8/15/24                                      1,130,625                  711,875               1,842,500
    United Lutheran Program for Aging, Inc.,
          5.700%        3/1/28                                               -                  622,500                 622,500
                                                                    ------------------------------------------------------------
                                                                    17,289,083                8,522,086              25,811,169
                                                                    ------------------------------------------------------------

 HEALTH SERVICES - 0.3%
 IL State Health Facilities Authority, Midwest Physician
  Group, Ltd., Series 1998,
          5.500%        11/15/19                                             -                   73,113                  73,113
 MA State Development Finance Agency,
  Boston Biomedical Research Institute,
  Series 1999,
          5.650%        2/1/19                                         233,750                  112,200                 345,950
          5.750%        2/1/29                                               -                  504,246                 504,246
                                                                    ------------------------------------------------------------
                                                                       233,750                  689,559                 923,309
                                                                    ------------------------------------------------------------

 HOSPITALS - 9.8%
 AZ Health Facilities Authority,
  Phoenix Memorial Hospital,
  Series 1991,
          8.125%        6/1/12                                         767,298                        -                 767,298
 CO Colorado Health Facilities Authority, Vail Medical
  Center,
          5.800%        1/15/27                                              -                  972,960                 972,960
 CO La Junta, Arkansas Valley Regional Medical Center,
  Series 1999,
          6.100%        4/1/24                                         469,275                  375,420                 844,695
 CO State Health Care Facilities Authority:
    National Jewish Medical & Research Center,
    Series 1998,
          5.375%        1/1/23                                         223,005                  740,377                 963,382
    Parkview Medical Center, Inc.,
    Series 2001,
          6.600%        9/1/25                                         317,250                        -                 317,250
 FL Orange County Health Facilities Authority,
  Orlando Regional Healthcare System,
  Series 1999,
          6.000%        10/1/26                                        888,449                        -                 888,449
 FL West Orange Healthcare District,
  Series 2001 A,
          5.650%        2/1/22                                       1,033,841                  393,844               1,427,685
 GA Forsyth County Hospital Authority, Georgia
  Baptist Healthcare System, Series 1998,
          6.000%        10/1/08                                              -                  998,750                 998,750
 IL Health Facilities Authority, Thorek Hospital &
  Medical Center,


              -              500,000                500,000             5.375%        8/15/28
                                                               IL Southwestern Illinois Development Authority,
                                                                Anderson Hospital, Series 1999:
        500,000                    -                500,000             5.500%        8/15/20
        250,000                    -                250,000             5.625%        8/15/29
                                                               MI Dickinson County, Series 1999,
      1,300,000              800,000              2,100,000             5.800%        11/1/24
                                                               MI Flint Hospital Building Authority,
                                                                Hurley Medical Center:
                                                                Series 1998 A,
              -              465,000                465,000             5.375%        7/1/20
                                                                Series 1998 B,
      1,250,000                    -              1,250,000             5.375%        7/1/28
                                                               MI State Hospital Finance Authority,
                                                                Detroit Medical Center,
                                                                Series 1998 A,
      1,000,000              600,000              1,600,000             5.250%        8/15/28
                                                               MN Maplewood, Healtheast, Inc.,
                                                                Series 1996,
        500,000                    -                500,000             5.700%        11/15/02
                                                               MN Washington County Housing & Redevelopment
                                                                Authority, Healtheast, Inc., Series 1998,
              -            1,250,000              1,250,000             5.250%        11/15/12
                                                               MS State Business Finance Corp., Medical
                                                                Foundation, Inc. Series 1998,
              -              725,000                725,000             5.625%        7/1/23
                                                               NC State Medical Care Commission,
                                                                Stanley Memorial Hospital,
                                                                Series 1999,
      1,000,000                    -              1,000,000             6.375%        10/1/29
                                                               NH State Higher Educational & Health
                                                                Facilities Authority, Littleton Hospital Assoc., Inc:
              -              500,000                500,000             5.900%        5/1/18
              -              675,000                675,000             5.900%        5/1/28
                                                                Series 1998 A,
      1,000,000                    -              1,000,000             6.000%        5/1/28
                                                               NY, New York City Industrial Development Agency
                                                                Staten Island University Hospital, Series B,
      1,250,000                    -              1,250,000             6.375%        7/1/31
                                                               OH Belmont County, East Ohio Regional Hospital,
                                                                Series 1998,
              -            1,500,000              1,500,000             5.700%        1/1/13
                                                               OH Highland County Joint Township Hospital District,
                                                                Series 1999,
      1,220,000              730,000              1,950,000             6.750%        12/1/29
                                                               OH Miami County, Upper Valley Medical Center, Inc.,
                                                                Series 1996 A:
              -              500,000                500,000             6.250%        5/15/16
      1,015,000                    -              1,015,000             6.375%        5/15/26
                                                                Series 1996 C,
              -              285,000                285,000             6.250%        5/15/13
                                                               OH Sandusky County Memorial Hospital,
                                                                Series 1998,
              -              250,000                250,000             5.150%        1/1/10
                                                               PA Allegheny County Hospital Development, Ohio
                                                                Valley General Hospital, Series 1998 A,
              -            1,550,000              1,550,000             5.450%        1/1/28
                                                               PA Pottsville Hospital Authority, Pottsville Hospital &
                                                                Warne Clinic, Series 1998,
              -            1,000,000              1,000,000             5.625%        7/1/24
                                                               TX Lufkin Health Facilities Development Corp.,
                                                                Memorial Health Systems of East Texas,
                                                                Series 1998,
              -              750,000                750,000             5.700%        2/15/28
                                                               TX Richardson Hospital Authority,
                                                                Baylor Richardson Medical Center,
                                                                Series 1998,
      1,200,000              800,000              2,000,000             5.625%        12/1/28
                                                               TX Tyler Health Facilities Development Corp.,
                                                                Mother Frances Hospital, Series 1997 A,
      1,785,000                    -              1,785,000             5.625%        7/1/13
              -              750,000                750,000             6.000%        7/1/31
                                                               VT State Educational & Health Buildings Authority,
                                                                Springfield Hospital, Series A,
              -              225,000                225,000             7.750%        1/1/13
                                                               WA State Health Care Facilities Authority:
                                                                  Sacred Heart Medical Center, Series 1992,
      1,500,000                    -              1,500,000             6.875%        2/15/12
                                                                  Kadlec Medical Center, Series 2001,




         5.375%        8/15/28                                           -                  425,840                 425,840
IL Southwestern Illinois Development Authority,
 Anderson Hospital, Series 1999:
         5.500%        8/15/20                                     461,100                        -                 461,100
         5.625%        8/15/29                                     226,213                        -                 226,213
MI Dickinson County, Series 1999,
         5.800%        11/1/24                                   1,186,614                  730,224               1,916,838
MI Flint Hospital Building Authority,
 Hurley Medical Center:
 Series 1998 A,
         5.375%        7/1/20                                            -                  416,528                 416,528
 Series 1998 B,
         5.375%        7/1/28                                    1,079,000                        -               1,079,000
MI State Hospital Finance Authority,
 Detroit Medical Center,
 Series 1998 A,
         5.250%        8/15/28                                     781,000                  468,600               1,249,600
MN Maplewood, Healtheast, Inc.,
 Series 1996,
         5.700%        11/15/02                                    493,000                        -                 493,000
MN Washington County Housing & Redevelopment
 Authority, Healtheast, Inc., Series 1998,
         5.250%        11/15/12                                          -                1,010,938               1,010,938
MS State Business Finance Corp., Medical
 Foundation, Inc. Series 1998,
         5.625%        7/1/23                                            -                  609,392                 609,392
NC State Medical Care Commission,
 Stanley Memorial Hospital,
 Series 1999,
         6.375%        10/1/29                                   1,041,700                        -               1,041,700
NH State Higher Educational & Health
 Facilities Authority, Littleton Hospital Assoc., Inc:
         5.900%        5/1/18                                            -                  401,875                 401,875
         5.900%        5/1/28                                            -                  512,156                 512,156
 Series 1998 A,
         6.000%        5/1/28                                      770,000                        -                 770,000
NY, New York City Industrial Development Agency
 Staten Island University Hospital, Series B,
         6.375%        7/1/31                                    1,233,963                        -               1,233,963
OH Belmont County, East Ohio Regional Hospital,
 Series 1998,
         5.700%        1/1/13                                            -                1,336,875               1,336,875
OH Highland County Joint Township Hospital District,
 Series 1999,
         6.750%        12/1/29                                   1,110,200                  664,300               1,774,500
OH Miami County, Upper Valley Medical Center, Inc.,
 Series 1996 A:
         6.250%        5/15/16                                           -                  503,630                 503,630
         6.375%        5/15/26                                   1,015,690                        -               1,015,690
 Series 1996 C,
         6.250%        5/15/13                                           -                  291,743                 291,743
OH Sandusky County Memorial Hospital,
 Series 1998,
         5.150%        1/1/10                                            -                  241,233                 241,233
PA Allegheny County Hospital Development, Ohio
 Valley General Hospital, Series 1998 A,
         5.450%        1/1/28                                            -                1,354,065               1,354,065
PA Pottsville Hospital Authority, Pottsville Hospital &
 Warne Clinic, Series 1998,
         5.625%        7/1/24                                            -                  839,410                 839,410
TX Lufkin Health Facilities Development Corp.,
 Memorial Health Systems of East Texas,
 Series 1998,
         5.700%        2/15/28                                           -                  581,498                 581,498
TX Richardson Hospital Authority,
 Baylor Richardson Medical Center,
 Series 1998,
         5.625%        12/1/28                                   1,147,908                  765,272               1,913,180
TX Tyler Health Facilities Development Corp.,
 Mother Frances Hospital, Series 1997 A,
         5.625%        7/1/13                                    1,749,960                        -               1,749,960
         6.000%        7/1/31                                            -                  729,803                 729,803
VT State Educational & Health Buildings Authority,
 Springfield Hospital, Series A,
         7.750%        1/1/13                                            -                  235,397                 235,397
WA State Health Care Facilities Authority:
   Sacred Heart Medical Center, Series 1992,
         6.875%        2/15/12                                   1,539,390                        -               1,539,390
   Kadlec Medical Center, Series 2001,

        600,000                    -                600,000             5.875%        12/1/21
                                                               WV State Hospital Finance Authority,
                                                                Series 2000 A,
      1,000,000              150,000              1,150,000             6.750%        9/1/30




                                                               INTERMEDIATE CARE FACILITIES  - 1.6%
                                                               IN State Development Finance Authority,
                                                                Hoosier Care, Inc., Series 1999 A,
      1,645,000            1,080,000              2,725,000             7.125%        6/1/34
                                                               LA State Public Facilities Authority,
                                                                Progressive Healthcare Providers, Inc.,
                                                                Series 1998,
      2,000,000                    -              2,000,000             6.375%        10/1/28
                                                               PA State Economic Development Financing Authority,
                                                                Northwestern Human Services, Inc.,
                                                                Series 1998 A,
              -            2,150,000              2,150,000             5.250%        6/1/14




                                                               NURSING HOMES - 6.0%
                                                               AK Juneau, St. Ann's Care Center,
                                                                Series 1999,
        700,000              600,000              1,300,000             6.875%        12/1/25
                                                               CO State Health Facilities Authority,
                                                                Volunteers of America Care Facilities, Inc.,
                                                                Series 1999 A,
              -              250,000                250,000             5.450%        7/1/08
      1,085,000              700,000              1,785,000             5.750%        7/1/10
              -              520,000                520,000             6.000%        7/1/29
                                                               DE State Economic Development Authority,
                                                                Churchman Village Project, Series A,
              -              710,000                710,000             10.000%       3/1/21
                                                               DE Sussex County, Healthcare Facility, Delaware
                                                                Health Corp., Series 1994 A,
              -              970,000                970,000             7.600%        1/1/24
                                                               FL Gadsden County Industrial Development Authority,
                                                                Florida Properties, Inc., Series 1988 A,
              -              325,000                325,000             10.450%       10/1/18
                                                               IA State Finance Authority, Care Initiatives:
                                                                Series 1996,
              -              500,000                500,000             9.250%        7/1/25
                                                                Series 1998 B,
        645,000            2,075,000              2,720,000             5.750%        7/1/08
                                                               IN State Health Facilities Financing Authority,
                                                                Metro Health Indiana, Inc., Series 1998,
      1,500,000            1,000,000              2,500,000             6.400%        12/1/33
                                                               MA State Development Finance Agency,
                                                                Alliance Health Care Facilities, Series 1999,
      1,250,000            1,000,000              2,250,000             7.100%        7/1/32
                                                               MA State Industrial Finance Agency,
                                                                GF/Massachusetts, Inc., Series 1994.
              -              925,000                925,000             8.300%        7/1/23
                                                               MI Cheboygan County Economic Development Corp.,
                                                                Metro Health Foundation Project, Series 1993,
              -              600,000                600,000             10.000%       11/1/22
                                                               MN Carlton Inter-Faith Social Services, Inc.,
                                                                Series 2000,
              -              250,000                250,000             7.500%        4/1/19
        750,000              250,000              1,000,000             7.750%        4/1/29
                                                               MN Minneapolis, Walker Methodist Senior Services
                                                                Group, Series 1998 C,
        500,000              150,000                650,000             6.000%        11/15/28
                                                               MN New Hope, North Ridge Care Center, Inc.,
                                                                Series 1999,
        900,000              500,000              1,400,000             5.875%        3/1/29
                                                               MN Sartell, Foundation for Healthcare,
                                                                Series 1999 A,
      2,000,000            1,000,000              3,000,000             6.625%        9/1/29
                                                               NJ Economic Development Authority, Geriatric and
                                                                Medical Service, inc. Series A,
              -               45,000                 45,000             10.500%       5/1/04
                                                               PA Chester County Industrial Development,
                                                                Pennsylvania Nursing Home, Inc., Series 1989,
              -              434,000                434,000             10.125%       5/1/19
                                                               PA Delaware County Authority, Main Line and
                                                                Haverford Nursing, Series 1992,
              -               50,000                 50,000             9.000%        8/1/22
                                                               PA Lackawanna County Industrial Authority,





          5.875%        12/1/21                                  611,004                        -                 611,004
 WV State Hospital Finance Authority,
  Series 2000 A,
          6.750%        9/1/30                                 1,062,590                  159,389               1,221,979
                                                              ------------------------------------------------------------
                                                              19,208,450               15,759,519              34,967,969
                                                              ------------------------------------------------------------

 INTERMEDIATE CARE FACILITIES  - 1.6%
 IN State Development Finance Authority,
  Hoosier Care, Inc., Series 1999 A,
          7.125%        6/1/34                                 1,433,207                  940,950               2,374,157
 LA State Public Facilities Authority,
  Progressive Healthcare Providers, Inc.,
  Series 1998,
          6.375%        10/1/28                                1,537,500                        -               1,537,500
 PA State Economic Development Financing Authority,
  Northwestern Human Services, Inc.,
  Series 1998 A,
          5.250%        6/1/14                                         -                1,771,880               1,771,880
                                                              ------------------------------------------------------------
                                                               2,970,707                2,712,830               5,683,537
                                                              ------------------------------------------------------------

 NURSING HOMES - 6.0%
 AK Juneau, St. Ann's Care Center,
  Series 1999,
          6.875%        12/1/25                                  681,625                  584,250               1,265,875
 CO State Health Facilities Authority,
  Volunteers of America Care Facilities, Inc.,
  Series 1999 A,
          5.450%        7/1/08                                         -                  235,625                 235,625
          5.750%        7/1/10                                 1,017,188                  588,875               1,606,063
          6.000%        7/1/29                                         -                  432,900                 432,900
 DE State Economic Development Authority,
  Churchman Village Project, Series A,
          10.000%       3/1/21                                         -                  788,988                 788,988
 DE Sussex County, Healthcare Facility, Delaware
  Health Corp., Series 1994 A,
          7.600%        1/1/24                                         -                  866,938                 866,938
 FL Gadsden County Industrial Development Authority,
  Florida Properties, Inc., Series 1988 A,
          10.450%       10/1/18                                        -                  178,750                 178,750
 IA State Finance Authority, Care Initiatives:
  Series 1996,
          9.250%        7/1/25                                         -                  611,875                 611,875
  Series 1998 B,
          5.750%        7/1/08                                   620,813                1,789,250               2,410,063
 IN State Health Facilities Financing Authority,
  Metro Health Indiana, Inc., Series 1998,
          6.400%        12/1/33                                  975,000                  650,000               1,625,000
 MA State Development Finance Agency,
  Alliance Health Care Facilities, Series 1999,
          7.100%        7/1/32                                 1,220,313                  976,250               2,196,563
 MA State Industrial Finance Agency,
  GF/Massachusetts, Inc., Series 1994.
          8.300%        7/1/23                                         -                  949,281                 949,281
 MI Cheboygan County Economic Development Corp.,
  Metro Health Foundation Project, Series 1993,
          10.000%       11/1/22                                        -                  228,000                 228,000
 MN Carlton Inter-Faith Social Services, Inc.,
  Series 2000,
          7.500%        4/1/19                                         -                  253,750                 253,750
          7.750%        4/1/29                                   768,750                  256,250               1,025,000
 MN Minneapolis, Walker Methodist Senior Services
  Group, Series 1998 C,
          6.000%        11/15/28                                 438,750                  131,625                 570,375
 MN New Hope, North Ridge Care Center, Inc.,
  Series 1999,
          5.875%        3/1/29                                   770,625                  428,125               1,198,750
 MN Sartell, Foundation for Healthcare,
  Series 1999 A,
          6.625%        9/1/29                                 1,825,000                  912,500               2,737,500
 NJ Economic Development Authority, Geriatric and
  Medical Service, inc. Series A,
          10.500%       5/1/04                                         -                   45,056                  45,056
 PA Chester County Industrial Development,
  Pennsylvania Nursing Home, Inc., Series 1989,
          10.125%       5/1/19                                         -                  238,700                 238,700
 PA Delaware County Authority, Main Line and
  Haverford Nursing, Series 1992,
          9.000%        8/1/22                                         -                   45,000                  45,000
 PA Lackawanna County Industrial Authority,

                                                                Greenridge Nursing Center,
              -              155,000                155,000             10.500%       12/1/10
                                                               PA Luzerna County Industrial Development Authority,
                                                                Millville Nursing Center,
              -              195,000                195,000             10.500%       12/1/12
                                                               TX Kirbyville Health Facilities Development Corp.,
                                                                Heartway III Project:
                                                                Series 1997 A,
              -              554,890                554,890             10.000%       3/20/18
                                                                Series 1997 B,
              -              100,000                100,000             6.000%        3/20/04
                                                               WA Kitsap County Housing Authority, Martha & Mary
                                                                Nursing Home,
              -            1,000,000              1,000,000             7.100%        2/20/36



-----------------------------------------------------------------------------------------------------------------------------------

                                                               HOUSING - 13.1%
                                                               ASSISTED LIVING/SENIOR - 4.8%
                                                               CA  Abag Finance Authority for Nonprofit Corps.,
                                                                Eskaton Gold River Lodge, Series 1998:
              -              750,000                750,000             6.375%        11/15/15
              -              550,000                550,000             6.375%        11/15/28
                                                               DE Kent County, Heritage at Dover, Series 1999,
      1,485,000            1,000,000              2,485,000             7.625%        1/1/30
                                                               GA Columbus Housing Authority,
                                                                The Gardens at Calvary,
                                                                Series 1999,
      1,000,000            1,000,000              2,000,000             7.000%        11/15/29
                                                               IL Clarendon Hills Residential Facilities, Churchill
                                                                Estate, Series 1998 A:
              -            1,050,000              1,050,000             6.750%        3/1/27
              -            1,365,000              1,365,000             6.750%        3/1/31
                                                               IL State Development Finance Authority, Care
                                                                Institute, Inc.,
              -            1,975,000              1,975,000             8.250%        6/1/25
                                                               MN Roseville, Care Institute, Inc., Series 1993,
              -            1,270,000              1,270,000             7.750%        11/1/23
                                                               NC State Medical Care Commission,
                                                                DePaul Community Facilities Project,
                                                                Series 1999,
      1,250,000              750,000              2,000,000             7.625%        11/1/29
                                                               NY Glen Cove Housing Authority,
              -            2,000,000              2,000,000             8.250%        10/1/26
                                                               NY Huntington Housing Authority,
                                                                Gurwin Jewish Senior Center, Series 1999:
      1,100,000              800,000              1,900,000             5.875%        5/1/19
        375,000              250,000                625,000             6.000%        5/1/29
                                                               TX Bell County Health Facilities Development
                                                                Corp., Care Institute, Inc.,
              -              980,000                980,000             9.000%        11/1/24




                                                               MULTI-FAMILY - 6.0%
                                                               Charter Municipal Mortgage Acceptance Co.,
              -              500,000                500,000             7.600%        11/30/50
                                                               CO State Health Facilities Authority, Birchwook Manor,
                                                                Series 1991 A,
        535,000                    -                535,000             7.250%        4/1/11
                                                               DE Wilmington, Electra Arms Senior Association
                                                                        Project,
              -              975,000                975,000             6.250%        6/1/28
                                                               FL Broward County Housing Finance Authority,
                                                                Chaves Lake Apartment Project, Series 2000,
        750,000              500,000              1,250,000             7.500%        7/1/40
                                                               FL Clay County Housing Finance Authority,
                                                                Madison Commons Apartments,
                                                                Series 2000 A,
        750,000              500,000              1,250,000             7.450%        7/1/40
                                                               GA Clayton County Housing Authority,
                                                                Magnolia Park Apartments,
                                                                Series 1999 A,
      1,000,000              750,000              1,750,000             6.250%        6/1/30
                                                               IL State Development Finance Authority,
                                                                Catholic Charities Housing Development Corp.,
                                                                Series 1993 C,
      1,400,000                    -              1,400,000             5.950%        1/1/09
                                                               IN New Castle, Raintree Apartments, Series 1988 B,
     30,625,000                    -             30,625,000             0.000%        3/1/18
                                                               MN Lakeville, Southfork Apartment Project,


 Greenridge Nursing Center,
         10.500%       12/1/10                                                 -                  159,002                 159,002
PA Luzerna County Industrial Development Authority,
 Millville Nursing Center,
         10.500%       12/1/12                                                 -                  198,851                 198,851
TX Kirbyville Health Facilities Development Corp.,
 Heartway III Project:
 Series 1997 A,
         10.000%       3/20/18                                                 -                  510,499                 510,499
 Series 1997 B,
         6.000%        3/20/04                                                 -                    5,000                   5,000
WA Kitsap County Housing Authority, Martha & Mary
 Nursing Home,
         7.100%        2/20/36                                                 -                1,108,780               1,108,780
                                                                      ------------------------------------------------------------
                                                                       8,318,064               13,174,120              21,492,184
                                                                      ------------------------------------------------------------
--------------------------------------------------------------------

HOUSING - 13.1%
Assisted Living/Senior - 4.8%
CA Abag Finance Authority for Nonprofit Corps.,
 Eskaton Gold River Lodge, Series 1998:
         6.375%        11/15/15                                                -                  692,813                 692,813
         6.375%        11/15/28                                                -                  477,813                 477,813
DE Kent County, Heritage at Dover, Series 1999,
         7.625%        1/1/30                                          1,319,794                  888,750               2,208,544
GA Columbus Housing Authority,
 The Gardens at Calvary,
 Series 1999,
         7.000%        11/15/29                                          857,500                  857,500               1,715,000
IL Clarendon Hills Residential Facilities, Churchill
 Estate, Series 1998 A:
         6.750%        3/1/27                                                  -                  787,500                 787,500
         6.750%        3/1/31                                                  -                1,023,750               1,023,750
IL State Development Finance Authority, Care
 Institute, Inc.,
         8.250%        6/1/25                                                  -                1,994,750               1,994,750
MN Roseville, Care Institute, Inc., Series 1993,
         7.750%        11/1/23                                                 -                1,066,800               1,066,800
NC State Medical Care Commission,
 DePaul Community Facilities Project,
 Series 1999,
         7.625%        11/1/29                                         1,248,438                  749,063               1,997,501
NY Glen Cove Housing Authority,
         8.250%        10/1/26                                                 -                2,105,000               2,105,000
NY Huntington Housing Authority,
 Gurwin Jewish Senior Center, Series 1999:
         5.875%        5/1/19                                            977,625                  711,000               1,688,625
         6.000%        5/1/29                                            327,656                  218,438                 546,094
TX Bell County Health Facilities Development
 Corp., Care Institute, Inc.,
         9.000%        11/1/24                                                 -                1,021,650               1,021,650
                                                                      ------------------------------------------------------------
                                                                       4,731,013               12,594,827              17,325,840
                                                                      ------------------------------------------------------------

MULTI-FAMILY - 6.0%
Charter Municipal Mortgage Acceptance Co.,
         7.600%        11/30/50                                                -                  527,500                 527,500
CO State Health Facilities Authority, Birchwook Manor,
 Series 1991 A,
         7.250%        4/1/11                                            537,424                        -                 537,424
DE Wilmington, Electra Arms Senior Association
 Project,
         6.250%        6/1/28                                                  -                  783,656                 783,656
FL Broward County Housing Finance Authority,
 Chaves Lake Apartment Project, Series 2000,
         7.500%        7/1/40                                            758,438                  505,625               1,264,063
FL Clay County Housing Finance Authority,
 Madison Commons Apartments,
 Series 2000 A,
         7.450%        7/1/40                                            758,438                  505,625               1,264,063
GA Clayton County Housing Authority,
 Magnolia Park Apartments,
 Series 1999 A,
         6.250%        6/1/30                                            913,090                  684,818               1,597,908
IL State Development Finance Authority,
 Catholic Charities Housing Development Corp.,
 Series 1993 C,
         5.950%        1/1/09                                          1,424,500                        -               1,424,500
IN New Castle, Raintree Apartments, Series 1988 B,
         0.000%        3/1/18                                             76,563                        -                  76,563
MN Lakeville, Southfork Apartment Project,

                                                                Series 1989 A,
              -              700,000                700,000             9.875%        2/1/20
                                                               MN Washington County Housing & Redevelopment
                                                                Authority, Cottages of Aspen, Series 1992,
              -              480,000                480,000             9.250%        6/1/22
                                                               MN White Bear Lake, Birch Lake Townhomes
                                                                Project, Series 1989 A,
              -              750,000                750,000             9.750%        7/15/19
                                                               OH Greater Allen County Housing Development
                                                                Authority, Steiner-McBride Apartments,
        695,000                    -                695,000             10.250%       9/1/03
                                                               NC Eastern Carolina Regional Housing
                                                                Authority, New River Apartments-Jacksonville,
                                                                Series 1994,
              -            1,240,000              1,240,000             8.250%        9/1/14
                                                               Resolution Trust Corp., Pass Through Certificates,
                                                                Series 1993 A,
              -            3,290,455              3,290,455             8.500%        12/1/16
                                                               SC State Housing Finance and Development
                                                                Multi-Family housing Finance Revenue,
                                                                Westbridge Apartments, Series A,
              -              579,000                579,000             9.500%        9/1/20
                                                               TN Franklin Industrial Board, Landings Apartment
                                                                Project, Series 1996 B,
              -            1,675,000              1,675,000             8.750%        4/1/27
                                                               TX El Paso County Housing Finance Corp.,
                                                                American Village Communities:
                                                                  Series 2000 C,
        345,000              250,000                595,000             8.000%        12/1/32
                                                                  Series 2000 D,
        400,000              300,000                700,000             10.000%       12/1/32
                                                               TX Galveston Health Facilities Center,
              -            1,000,000              1,000,000             8.000%        12/1/32
                                                               TX State Affordable Housing Corp.,
                                                                NHT/GTEX Project, Series C,
        885,000              700,000              1,585,000             10.000%       10/1/31
                                                               VA Alexandra Redevelopment & Housing Authority,
                                                                Courthouse Commons Apartments, Series 1990 A,
              -              500,000                500,000             10.000%       1/1/21




                                                               SINGLE FAMILY - 2.3%
                                                               CO Housing Finance Authority, Series D1,
              -              890,000                890,000             7.375%        6/1/26
                                                               CO State Housing Finance Authority, Series 1997 A2,
              -              450,000                450,000             7.250%        5/1/27
                                                               IA State Housing Finance Authority,
                                                                Series 1984 A,
      4,520,000                    -              4,520,000             0.000%        9/1/16
                                                               ID State Housing Agency, Series 1991 B,
      1,070,000                    -              1,070,000             7.500%        7/1/24
                                                               MO State Housing Development Commission,
                                                                Series C,
              -            1,545,000              1,545,000             7.250%        9/1/26
                                                               PA State Housing Finance Agency,
                                                                Series 1994 42
              -            2,380,000              2,380,000             6.850%        4/1/25
                                                               UT State Housing Finance Agency:
                                                                  Series 1991 B-2,
         10,000                    -                 10,000             7.750%        1/1/23
                                                                  Series 1991 C-3,
         65,000                    -                 65,000             7.550%        7/1/23
                                                               WA State Housing Finance Commission,
                                                                Series 1991 C:
        465,000                    -                465,000             0.000%        1/1/22
        520,000                    -                520,000             0.000%        7/1/22
        520,000                    -                520,000             0.000%        1/1/23
        535,000                    -                535,000             0.000%        7/1/23
        530,000                    -                530,000             0.000%        1/1/24
        565,000                    -                565,000             0.000%        7/1/24




-----------------------------------------------------------------------------------------------------------------------------------
                                                               INDUSTRIAL - 6.6%
                                                               FOOD PRODUCTS - 2.4%
                                                               IN Hammond, American Maize Products Co.,
                                                               Series 1994,
      3,250,000            1,760,000              5,010,000             8.000%        12/1/24
                                                               LA Port New Orleans Industrial Development
                                                                Continental Grain Co., Series 1993,




  Series 1989 A,
          9.875%        2/1/20                                             -                  701,575                 701,575
 MN Washington County Housing & Redevelopment
  Authority, Cottages of Aspen, Series 1992,
          9.250%        6/1/22                                             -                  497,400                 497,400
 MN White Bear Lake, Birch Lake Townhomes
  Project, Series 1989 A,
          9.750%        7/15/19                                            -                  764,063                 764,063
 OH Greater Allen County Housing Development
  Authority, Steiner-McBride Apartments,
          10.250%       9/1/03                                       696,237                        -                 696,237
 NC Eastern Carolina Regional Housing
  Authority, New River Apartments-Jacksonville,
  Series 1994,
          8.250%        9/1/14                                             -                1,250,850               1,250,850
 Resolution Trus Corp., Pass Through Certificates,
  Series 1993 A,
          8.500%        12/1/16                                            -                3,302,004               3,302,004
 SC State Housing Finance and Development
  Multi-Family housing Finance Revenue,
  Westbridge Apartments, Series A,
          9.500%        9/1/20                                             -                  577,553                 577,553
 TN Franklin Industrial Board, Landings Apartment
  Project, Series 1996 B,
          8.750%        4/1/27                                             -                1,756,656               1,756,656
 TX El Paso County Housing Finance Corp.,
  American Village Communities:
    Series 2000 C,
          8.000%        12/1/32                                      342,413                  248,125                 590,538
    Series 2000 D,
          10.000%       12/1/32                                      398,000                  298,500                 696,500
 TX Galveston Health Facilities Center,
          8.000%        12/1/32                                            -                1,023,750               1,023,750
 TX State Affordable Housing Corp.,
  NHT/GTEX Project, Series C,
          10.000%       10/1/31                                      871,521                  689,339               1,560,860
 VA Alexandra Redevelopment & Housing Authority,
  Courthouse Commons Apartments, Series 1990 A,
          10.000%       1/1/21                                             -                  450,000                 450,000
                                                                   -----------------------------------------------------------
                                                                   6,776,624               14,567,039              21,343,663
                                                                   -----------------------------------------------------------

 SINGLE FAMILY - 2.3%
 CO Housing Finance Authority, Series D1,
          7.375%        6/1/26                                             -                  950,698                 950,698
 CO State Housing Finance Authority, Series 1997 A2,
          7.250%        5/1/27                                             -                  488,367                 488,367
 IA State Housing Finance Authority,
  Series 1984 A,
          0.000%        9/1/16                                       885,016                        -                 885,016
 ID State Housing Agency, Series 1991 B,
          7.500%        7/1/24                                     1,092,331                        -               1,092,331
 MO State Housing Development Commission,
  Series C,
          7.250%        9/1/26                                             -                1,717,468               1,717,468
 PA State Housing Finance Agency,
  Series 1994 42
          6.850%        4/1/25                                             -                2,486,910               2,486,910
 UT State Housing Finance Agency:
    Series 1991 B-2,
          7.750%        1/1/23                                        10,107                        -                  10,107
    Series 1991 C-3,
          7.550%        7/1/23                                        66,090                        -                  66,090
 WA State Housing Finance Commission,
  Series 1991 C:
          0.000%        1/1/22                                       112,344                        -                 112,344
          0.000%        7/1/22                                       121,248                        -                 121,248
          0.000%        1/1/23                                       117,016                        -                 117,016
          0.000%        7/1/23                                       116,191                        -                 116,191
          0.000%        1/1/24                                       111,093                        -                 111,093
          0.000%        7/1/24                                       114,294                        -                 114,294
                                                                   -----------------------------------------------------------
                                                                   2,745,730                5,643,443               8,389,173
                                                                   -----------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 INDUSTRIAL - 6.6%
 FOOD PRODUCTS - 2.4%
 IN Hammond, American Maize Products Co.,
  Series 1994,
          8.000%        12/1/24                                        3,344,965                1,811,427               5,156,392
 LA Port New Orleans Industrial Development
  Continental Grain Co., Series 1993,

              -            2,000,000              2,000,000             7.500%        7/1/13
                                                               MI State Strategic Fund, Michigan Sugar Co.:
                                                                     Carollton Project, Series 1998 C,
      1,500,000                     -             1,500,000             6.550%        11/1/25
                                                                     Sebewang Project, Series 1998 A,
              -            1,000,000              1,000,000             6.250%        11/1/15




                                                               FOREST PRODUCTS - 2.5%
                                                               GA Rockdale County Development
                                                               Authority, Solid Waste Disposal, Visy
                                                               Paper, Inc., Series 1993,
      1,000,000                 1,800,000         2,800,000        7.500%        1/1/26
                                                               LA De Soto Parish, International Paper Co.,
                                                                Series A,
      2,500,000                         -         2,500,000             7.700%        11/1/18
                                                               MS Lowndes County, Weyerhaeuser Corp.,
                                                                Series 1992 A,
      2,995,000                         -         2,995,000             6.800%        4/1/22




                                                               MANUFACTURING - 0.4%
                                                               IL Will-Kankakee Regional Development Authority,
                                                                Flanders Corp./Recisionaire Project, Series 1997,
              -                   880,000           880,000             6.500%        12/15/17
                                                               MN Brooklyn Park, TL Systems Corp.,
                                                                Series 1991,
              -                   470,000           470,000             10.000%       9/1/16




                                                               METALS & MINING - 0.6%
                                                               IN State Development Finance Authority,
                                                                Inland Steel, Series A,
      2,500,000                         -         2,500,000             5.750%        10/1/11
                                                               MD Baltimore County, Bethlehem Steel Corp.
                                                                Project, Series B,
              -                 1,000,000         1,000,000             7.500%        6/1/15
                                                               NV State Department of Business & Industry,
                                                                Wheeling-Pittsburgh Steel Corp.,
                                                                Series 1999 A,
        250,000                   250,000           500,000             8.000%        9/1/14
                                                               VA Greensville County Industrial Development
                                                                Authority, Wheeling Steel, Series 1999 A:
         90,000                    70,000           160,000             6.375%        4/1/04
        555,000                   375,000           930,000             7.000%        4/1/14




                                                               OIL AND GAS - 0.7%
                                                               TX Texas City Industrial Development Corp.,
                                                                Arco Pipe Line Co. Project,
                                                                Series 1990,
      2,000,000                         -         2,000,000             7.375%        10/1/20


-----------------------------------------------------------------------------------------------------------------------------------
                                                                    OTHER - 8.5%
                                                                    OTHER - 1.4%
                                                               AR State Development Finance Authority,
                                                                Tobacco Settlement,
              -                   450,000           450,000             5.125%        12/1/28
                                                               CA Tobacco Securitization Authority,
                                                                Southern California Tobacco Settlement,
                                                                Series B,
      1,100,000                   900,000         2,000,000             6.000%        6/1/43
                                                               LA Tobacco Settlement Financing Corp.,
                                                                Series  2001 B,
      2,000,000                         -         2,000,000             5.875%        5/15/39
                                                               MD Baltimore, Park Charles Project,
                                                                Series 1986,
              -                   505,000           505,000             8.000%        1/1/15




                                                               REFUNDED/ESCROWED - 7.1%
                                                               CO Adams
                                                               County, Series
                                                               1991 B:
        325,000                         -           325,000             11.250%       9/1/11
        360,000                         -           360,000             11.250%       9/1/11
        220,000                         -           220,000             11.250%       9/1/11
      1,440,000                         -         1,440,000             11.250%       9/1/12
                                                               CT State Development Authority, Sewer Sludge
                                                                Disposal Facilities, Series 1996,
              -                   690,000           690,000             8.250%        12/1/06




          7.500%        7/1/13                                             -                 2,077,500               2,077,500
 MI State Strategic Fund, Michigan Sugar Co.:
       Carollton Project, Series 1998 C,
          6.550%        11/1/25                                      915,000                        -                 915,000
       Sebewang Project, Series 1998 A,
          6.250%        11/1/15                                            -                  610,000                 610,000
                                                                   ------------------------------------------------------------
                                                                    4,259,965                4,498,927               8,758,892
                                                                   ------------------------------------------------------------

      FOREST PRODUCTS - 2.5%
      GA Rockdale County Development
       Authority, Solid Waste Disposal, Visy
       Paper, Inc., Series 1993,
          7.500%        1/1/26                                      1,012,500                1,822,500               2,835,000
 LA De Soto Parish, International Paper Co.,
  Series A,
          7.700%        11/1/18                                     2,720,875                        -               2,720,875
 MS Lowndes County, Weyerhaeuser Corp.,
  Series 1992 A,
          6.800%        4/1/22                                      3,341,132                        -               3,341,132
                                                                   ------------------------------------------------------------
                                                                    7,074,507                1,822,500               8,897,007
                                                                   ------------------------------------------------------------

 MANUFACTURING - 0.4%
 IL Will-Kankakee Regional Development Authority,
  Flanders Corp./Recisionaire Project, Series 1997,
          6.500%        12/15/17                                            -                  816,200                 816,200
 MN Brooklyn Park, TL Systems Corp.,
  Series 1991,
          10.000%       9/1/16                                              -                  515,825                 515,825
                                                                   ------------------------------------------------------------
                                                                            -                1,332,025               1,332,025
                                                                   ------------------------------------------------------------

 METALS & Mining - 0.6%
 IN State Development Finance Authority,
  Inland Steel, Series A,
          5.750%        10/1/11                                       900,000                        -                 900,000
 MD Baltimore County, Bethlehem Steel Corp.
  Project, Series B,
          7.500%        6/1/15                                              -                  120,000                 120,000
 NV State Department of Business & Industry,
  Wheeling-Pittsburgh Steel Corp.,
  Series 1999 A,
          8.000%        9/1/14                                        200,000                  200,000                 400,000
 VA Greensville County Industrial Development
  Authority, Wheeling Steel, Series 1999 A:
          6.375%        4/1/04                                         72,000                   56,000                 128,000
          7.000%        4/1/14                                        432,206                  292,031                 724,237
                                                                   ------------------------------------------------------------
                                                                    1,604,206                  668,031               2,272,237
                                                                   ------------------------------------------------------------

 OIL AND GAS - 0.7%
 TX Texas City Industrial Development Corp.,
  Arco Pipe Line Co. Project,
  Series 1990,
          7.375%        10/1/20                                     2,463,240                        -               2,463,240
                                                                   ------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 OTHER - 8.5%
 OTHER - 1.4%
 AR State Development Finance Authority,
  Tobacco Settlement,
          5.125%        12/1/28                                             -                  423,356                 423,356
 CA Tobacco Securitization Authority,
  Southern California Tobacco Settlement,
  Series B,
          6.000%        6/1/43                                      1,093,268                  894,492               1,987,760
 LA Tobacco Settlement Financing Corp.,
  Series  2001 B,
          5.875%        5/15/39                                     1,942,740                        -               1,942,740
 MD Baltimore, Park Charles Project,
  Series 1986,
          8.000%        1/1/15                                              -                  516,373                 516,373
                                                                   ------------------------------------------------------------
                                                                    3,036,008                1,834,221               4,870,229
                                                                   ------------------------------------------------------------

REFUNDED/ESCROWED - 7.1%
CO Adams County, Series 1991 B:
          11.250%       9/1/11                                        467,162                        -                 467,162
          11.250%       9/1/11                                        531,083                        -                 531,083
          11.250%       9/1/11                                        332,860                        -                 332,860
          11.250%       9/1/12                                      2,223,317                        -               2,223,317
 CT State Development Authority, Sewer Sludge
  Disposal Facilities, Series 1996,
          8.250%        12/1/06                                             -                  778,838                 778,838

                                                               FL Clearwater Housing Authority, Hampton
                                                                Apartments, Series 1994,
              -                   380,000           380,000             8.250%        5/1/24
                                                               FL Leesburg, Leesburg Regional Medical Center,
                                                                Series 1991 A,
        775,000                         -           775,000             7.375%        7/1/11
                                                               FL Tampa Bay,
      7,500,000                         -         7,500,000             10.120%       10/1/29
                                                               GA State Municipal Electric Authority, Series V,
        690,000                         -           690,000             6.600%        1/1/18
                                                               IL Health Facility Authority,
                                                                Edward Hospital Association Project,
                                                                Series 1992,
        685,000                         -           685,000             7.000%        2/15/22
                                                               LA State Public Facilities Authority,
                                                                Womans Hospital Foundation,
                                                                Series 1992,
      2,300,000                         -         2,300,000             7.250%        10/1/22
                                                               MA State Health & Educational Facilities Authority,
                                                                Corporation for Independent Living,
              -                   550,000           550,000             8.100%        7/1/18
                                                               MN Mille Lacs Capital Improvement Authority, Mille
                                                                Lacs Band of Chippewa, Series 1992 A,
              -                   560,000           560,000             9.250%        11/1/12
                                                               NC Eastern Municipal Power Agency,
                                                                Series 1991 A,
      3,320,000                         -         3,320,000             6.500%        1/1/18
                                                               NC Lincoln County, Lincoln County Hospital,
              -                   220,000           220,000             9.000%        5/1/07
                                                               PA Montgomery County Industrial Development
                                                                Authority, Assisted Living Facility, Series 1993 A,
              -                   585,000           585,000             8.250%        5/1/23
                                                               TN Shelby County, Health, Education & Housing
                                                                Facilities Board, Open Arms Development Center:
                                                                Series 1992 A,
              -                   305,000           305,000             9.750%        8/1/19
                                                                Series 1992 C,
              -                   305,000           305,000             9.750%        8/1/19




-----------------------------------------------------------------------------------------------------------------------------------
                                                               OTHER REVENUE - 1.0%
                                                                   HOTELS - 0.6%
                                                               PA Philadelphia Authority For Industrial Development,
                                                                Doubletree Project,
              -                 2,000,000         2,000,000             6.500%        10/1/27


                                                               RECREATION - 0.3%
                                                               CT Mohegan Tribe Indians, Gaming
                                                                Authority, Series 2001,
        275,000                   200,000           475,000             6.250%        1/1/31
                                                               NM Red River Sports Facility, Re River Ski
                                                                Area Project, Series 1998,
              -                   535,000           535,000             6.450%        6/1/07




                                                                   RETAIL - 0.1%
                                                               OH Lake County, North Madison Properties,
                                                                Series 1993,
              -                   545,000           545,000             8.819%        9/1/11


-----------------------------------------------------------------------------------------------------------------------------------
                                                               RESOURCE RECOVERY - 1.5%
                                                               DISPOSAL - 0.7%
                                                               IL Development Finance Authority,
                                                                Waste Management, Inc.,
                                                                Series 1997,
        250,000                         -           250,000             5.050%        1/1/10
                                                               MA State Industrial Finance Agency, Peabody
                                                                Monofill Associates, Inc., Series 1995,
              -                   575,000           575,000             9.000%        9/1/05
                                                               UT Carbon County,
                                                                Laidlaw Environmental, Series A,
        500,000                 1,000,000         1,500,000             7.450%        7/1/17




                                                               RESOURCE RECOVERY - 0.8%
                                                               MA State Industrial Finance Agency, Ogden
                                                                Haverhill Project, Series 1998 A,
              -                   500,000           500,000             5.500%        12/1/13
                                                               PA Delaware County Industrial Development



 FL Clearwater Housing Authority, Hampton
  Apartments, Series 1994,
          8.250%        5/1/24                                            -                  428,925                 428,925
 FL Leesburg, Leesburg Regional Medical Center,
  Series 1991 A,
          7.375%        7/1/11                                      811,735                        -                 811,735
 FL Tampa Bay,
          10.120%       10/1/29                                   9,050,250                        -               9,050,250
 GA State Municipal Electric Authority, Series V,
          6.600%        1/1/18                                      814,814                        -                 814,814
 IL Health Facility Authority,
  Edward Hospital Association Project,
  Series 1992,
          7.000%        2/15/22                                     703,118                        -                 703,118
 LA State Public Facilities Authority,
  Womans Hospital Foundation,
  Series 1992,
          7.250%        10/1/22                                   2,435,010                        -               2,435,010
 MA State Health & Educational Facilities Authority,
  Corporation for Independent Living,
          8.100%        7/1/18                                            -                  607,063                 607,063
 MN Mille Lacs Capital Improvement Authority, Mille
  Lacs Band of Chippewa, Series 1992 A,
          9.250%        11/1/12                                           -                  608,440                 608,440
 NC Eastern Municipal Power Agency,
  Series 1991 A,
          6.500%        1/1/18                                    3,884,168                        -               3,884,168
 NC Lincoln County, Lincoln County Hospital,
          9.000%        5/1/07                                            -                  252,450                 252,450
 PA Montgomery County Industrial Development
  Authority, Assisted Living Facility, Series 1993 A,
          8.250%        5/1/23                                            -                  635,456                 635,456
 TN Shelby County, Health, Education & Housing
  Facilities Board, Open Arms Development Center:
  Series 1992 A,
          9.750%        8/1/19                                            -                  387,350                 387,350
  Series 1992 C,
          9.750%        8/1/19                                            -                  387,731                 387,731
                                                                 ------------------------------------------------------------
                                                                 21,253,517                4,086,253              25,339,770
                                                                 ------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 OTHER REVENUE - 1.0%
 HOTELS - 0.6%
 PA Philadelphia Authority For Industrial Development,
  Doubletree Project,
          6.500%        10/1/27                                           -                1,992,500               1,992,500
                                                                 ------------------------------------------------------------

 RECREATION - 0.3%
 CT Mohegan Tribe Indians, Gaming
  Authority, Series 2001,
          6.250%        1/1/31                                      268,213                  195,064                 463,277
 NM Red River Sports Facility, Re River Ski
  Area Project, Series 1998,
          6.450%        6/1/07                                            -                  529,650                 529,650
                                                                 ------------------------------------------------------------
                                                                    268,213                  724,714                 992,927
                                                                 ------------------------------------------------------------

 RETAIL - 0.1%
 OH Lake County, North Madison Properties,
  Series 1993,
          8.819%        9/1/11                                            -                  523,200                 523,200
                                                                 ------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 RESOURCE RECOVERY - 1.5%
 DISPOSAL - 0.7%
 IL Development Finance Authority,
  Waste Management, Inc.,
  Series 1997,
          5.050%        1/1/10                                      244,378                        -                 244,378
 MA State Industrial Finance Agency, Peabody
  Monofill Associates, Inc., Series 1995,
          9.000%        9/1/05                                            -                  605,906                 605,906
 UT Carbon County,
  Laidlaw Environmental, Series A,
          7.450%        7/1/17                                      515,625                1,031,250               1,546,875
                                                                 ------------------------------------------------------------
                                                                    760,003                1,637,156               2,397,159
                                                                 ------------------------------------------------------------

 RESOURCE RECOVERY - 0.8%
 MA State Industrial Finance Agency, Ogden
  Haverhill Project, Series 1998 A,
          5.500%        12/1/13                                           -                  486,775                 486,775
 PA Delaware County Industrial Development

                                                               Authority BFI, Series A,
              -                 2,225,000         2,225,000             6.200%        7/1/19



-----------------------------------------------------------------------------------------------------------------------------------
                                                               TAX-BACKED - 10.7%
                                                               LOCAL APPROPRIATED - 1.1%
                                                               MO St. Louis Industrial Development Authority,
                                                                St. Louis Convention Center, Series 2000,
              -                 3,000,000         3,000,000             0.000%        7/15/18
                                                               PA Philadelphia Municipal Authority,
                                                                Series 1993 D,
      2,500,000                         -         2,500,000             6.250%        7/15/13





                                                               LOCAL GENERAL OBLIGATIONS - 0.9%
                                                               MI Garden City School District,
                                                                Series 2001,
        500,000                   500,000         1,000,000             5.500%        5/1/16
                                                               NY New York City, Series 1996 B,
      1,000,000                         -         1,000,000             7.250%        8/15/07
                                                               WA Vancouver School District,
              -                 2,500,000         2,500,000             0.000%        12/1/18




                                                               SPECIAL NON-PROPERTY TAX - 2.4%
                                                               CO State
                                                               Department of
                                                               Transportation:
                                                                  Series 832R-A,
      3,000,000                         -         3,000,000             12.400%       6/15/14
                                                                  Series 832R-B,
      2,000,000                         -         2,000,000             12.400%       6/15/15
                                                               MO St. Louis County Industrial
                                                                Development Authority,
                                                                Kiel Center Arena, Series 1992,
      3,000,000                         -         3,000,000             7.875%        12/1/24




                                                               SPECIAL PROPERTY TAX - 3.5%
                                                               CA Carson, Series 1992,
              -                   230,000           230,000             7.375%        9/2/22
                                                               CA Huntington Beach Community Facilities
                                                                District, Grand Coast Resort, Series 2000-1,
        750,000                   500,000         1,250,000             6.450%        9/1/31
                                                               CA Orange County Community Facilities District,
                                                                Ladera Ranch, Series 1999 A,
      1,000,000                         -         1,000,000             6.500%        8/15/21
                                                               CA Pleasanton Joint Powers Financing
                                                                Reassessment Subordinated Revenue,
                                                                Series 1993 B,
              -                 1,740,000         1,740,000             6.750%        9/2/17
                                                               FL Heritage Palms Community Development District,
                                                                Series 1999,
        950,000                         -           950,000             6.250%        11/1/04
                                                               FL Heritage Springs Community Development District,
                                                                Series 1999 B,
        455,000                   700,000         1,155,000             6.250%        5/1/05
                                                               FL Indigo Community Development District,
                                                                Series 1999 B,
        985,000                         -           985,000             6.400%        5/1/06
                                                               FL Lexington Oaks Community Development District:
                                                                Series 1998 A,
              -                   280,000           280,000             6.125%        5/1/19
                                                                   Series 1998 B
              -                   350,000           350,000             5.500%        5/1/05
                                                                Series 2000 A,
        600,000                   100,000           700,000             7.200%        5/1/30
                                                                Series 2000 D,
        635,000                   130,000           765,000             6.700%        5/1/07
                                                               FL Northern Palm Beach County Improvement District,
                                                                Series 1999:
              -                   500,000           500,000             5.900%        8/1/19
        750,000                         -           750,000             6.000%        8/1/29
                                                               FL Orlando, Conroy Road Interchange Project,
                                                                Series 1998 A:
        200,000                   125,000           325,000             5.500%        5/1/10
        300,000                   300,000           600,000             5.800%        5/1/26
                                                               FL Stoneybrook Community Development District:
                                                                Series 1998 A,
        330,000                         -           330,000             6.100%        5/1/19
                                                                Series 1998 B,



  Authority BFI, Series A,
           6.200%        7/1/19                                           -                2,286,188               2,286,188
                                                                 ------------------------------------------------------------
                                                                          -                2,772,963               2,772,963
                                                                 ------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  TAX-BACKED - 10.7%
  LOCAL APPROPRIATED - 1.1%
  MO St. Louis Industrial Development Authority,
   St. Louis Convention Center, Series 2000,
           0.000%        7/15/18                                          -                1,210,980               1,210,980
  PA Philadelphia Municipal Authority,
   Series 1993 D,
           6.250%        7/15/13                                  2,545,825                        -               2,545,825
                                                                 ------------------------------------------------------------
                                                                  2,545,825                1,210,980               3,756,805
                                                                 ------------------------------------------------------------

  LOCAL GENERAL OBLIGATIONS - 0.9%
  MI Garden City School District,
   Series 2001,
           5.500%        5/1/16                                     518,805                  518,805               1,037,610
  NY New York City, Series 1996 B,
           7.250%        8/15/07                                  1,143,730                        -               1,143,730
  WA Vancouver School District,
           0.000%        12/1/18                                          -                  978,900                 978,900
                                                                 ------------------------------------------------------------
                                                                  1,662,535                1,497,705               3,160,240
                                                                 ------------------------------------------------------------

  SPECIAL NON-PROPERTY TAX - 2.4%
  CO State Department of Transportation:
     Series 832R-A,
           12.400%       6/15/14                                  3,401,580                        -               3,401,580
     Series 832R-B,
           12.400%       6/15/15                                  2,230,000                        -               2,230,000
  MO St. Louis County Industrial
   Development Authority,
   Kiel Center Arena, Series 1992,
           7.875%        12/1/24                                  3,107,520                        -               3,107,520
                                                                 ------------------------------------------------------------
                                                                  8,739,100                        -               8,739,100
                                                                 ------------------------------------------------------------

  SPECIAL PROPERTY TAX - 3.5%
  CA Carson, Series 1992,
           7.375%        9/2/22                                           -                  238,492                 238,492
  CA Huntington Beach Community Facilities
   District, Grand Coast Resort, Series 2000-1,
           6.450%        9/1/31                                     749,063                  499,375               1,248,438
  CA Orange County Community Facilities District,
   Ladera Ranch, Series 1999 A,
           6.500%        8/15/21                                  1,035,000                        -               1,035,000
  CA Pleasanton Joint Powers Financing
   Reassessment Subordinated Revenue,
   Series 1993 B,
           6.750%        9/2/17                                           -                1,827,000               1,827,000
  FL Heritage Palms Community Development District,
   Series 1999,
           6.250%        11/1/04                                    960,688                        -                 960,688
  FL Heritage Springs Community Development District,
   Series 1999 B,
           6.250%        5/1/05                                     460,688                  708,750               1,169,438
  FL Indigo Community Development District,
   Series 1999 B,
           6.400%        5/1/06                                     998,544                        -                 998,544
  FL Lexington Oaks Community Development District:
   Series 1998 A,
           6.125%        5/1/19                                           -                  279,650                 279,650
   Series 1998 B
           5.500%        5/1/05                                           -                  349,563                 349,563
   Series 2000 A,
           7.200%        5/1/30                                     624,000                  104,000                 728,000
   Series 2000 D,
           6.700%        5/1/07                                     653,256                  133,738                 786,994
  FL Northern Palm Beach County Improvement District,
   Series 1999:
           5.900%        8/1/19                                           -                  500,625                 500,625
           6.000%        8/1/29                                     750,938                        -                 750,938
  FL Orlando, Conroy Road Interchange Project,
   Series 1998 A:
           5.500%        5/1/10                                     198,250                  123,906                 322,156
           5.800%        5/1/26                                     285,750                  285,750                 571,500
  FL Stoneybrook Community Development District:
   Series 1998 A,
           6.100%        5/1/19                                     329,588                        -                 329,588
   Series 1998 B,

              -                   580,000           580,000             5.700%        5/1/08

                                                               STATE APPROPRIATED - 0.7%
                                                               NY Triborough Bridge & Tunnel Authority,
                                                                Javits Convention Center Project,
                                                                Series E,
      2,000,000                         -         2,000,000             7.250%        1/1/10


                                                               STATE GENERAL OBLIGATIONS - 2.1%
                                                               MA Massachusetts Bay Transportation Authority,
                                                                Series 1992 B,
      5,825,000                         -         5,825,000             6.200%        3/1/16
                                                               TX Board of Regents University,
              -                   350,000           350,000             5.375%        8/15/18
                                                               TX University of Texas, Series B,
        650,000                         -           650,000             5.375%        8/15/18




-----------------------------------------------------------------------------------------------------------------------------------
                                                               TRANSPORTATION - 9.5%
                                                               AIR TRANSPORTATION - 3.4%
                                                               IL Chicago O'Hare International Airport,
                                                                United Airlines, Inc., Series 2000 A,
        800,000                   800,000         1,600,000             6.750%        11/1/11
                                                               IN Indianapolis Airport Authority,
                                                                Federal Express Corp., Series 1994,
      3,000,000                         -         3,000,000             7.100%        1/15/17
                                                               KY Kenton County Airport Board, Delta Airlines, Inc.,
                                                                Series 1992 A,
              -                   500,000           500,000             7.500%        2/1/20
                                                               MN Minneapolis & St.Paul Metropolitan
                                                                Airports Commission, Northwest Airlines:
                                                                  Series 2001 A,
        500,000                   325,000           825,000             7.000%        4/1/25
                                                                  Series 2001 B,
        250,000                   250,000           500,000             6.500%        4/1/25
                                                               NC Charlotte, US Airway, Inc.:
                                                                  Series 1998,
        250,000                   250,000           500,000             5.600%        7/1/27
                                                                  Series 2000,
        750,000                   500,000         1,250,000             7.750%        2/1/28
                                                               PA Philadelphia Authority for Industrial Development,
                                                                Aero Philadelphia, Series 1999:
              -                   400,000           400,000             5.250%        1/1/09
      1,000,000                         -         1,000,000             5.500%        1/1/24
                                                               TX Alliance Airport Authority, AMR Corp.,
                                                                Series 1991,
      4,070,000                         -         4,070,000             7.000%        12/1/11
                                                               WA Port Seattle, Northwest Airlines, Inc.,
                                                                Series 2000,
        500,000                   425,000           925,000             7.250%        4/1/30




                                                                 AIRPORTS - 2.5%
                                                               MN Minneapolis & St. Paul Metropolitan Airports
                                                                Commission, IFRN (variable rate),
              -                 4,900,000         4,900,000             5.250%        1/1/22
                                                               NC Charlotte Airport,
                                                                 Series 1999, IFRN (variable rate),
              -                 4,000,000         4,000,000             10.530%       4/20/19




                                                               PORTS - 1.7% WA
                                                               Port of Seattle,
                                                               Series 2000:
        625,000                   625,000         1,250,000             10.560%       2/1/10
      1,875,000                 1,875,000         3,750,000             10.560%       2/1/11




                                                               TOLL FACILITIES - 1.4%
                                                               CO E-470 Public Highway Authority,
                                                                Series 2000 B:
      4,000,000                                   4,000,000             0.000%        9/1/18
      8,750,000                 8,750,000         7,500,000             0.000%        9/1/35
                                                               CO Northwest Parkway Public Highway Authority,
                                                                Series 2001 D,
      1,000,000                   750,000         1,750,000             7.125%        6/15/41




                                                               TRANSPORTATION - 0.5%




           5.700%        5/1/08                                        -                      580,000                 580,000
                                                                  ------------------------------------------------------------
                                                                   7,045,765                5,630,849              12,676,614
                                                                  ------------------------------------------------------------

  STATE APPROPRIATED - 0.7%
  NY Triborough Bridge & Tunnel Authority,
   Javits Convention Center Project,
   Series E,
           7.250%        1/1/10                                    2,278,080                        -               2,278,080
                                                                  ------------------------------------------------------------

  STATE GENERAL OBLIGATIONS - 2.1%
  MA Massachusetts Bay Transportation Authority,
   Series 1992 B,
           6.200%        3/1/16                                    6,610,734                        -               6,610,734
  TX Board of Regents University,
           5.375%        8/15/18                                           -                  355,362                 355,362
  TX University of Texas, Series B,
           5.375%        8/15/18                                     659,958                        -                 659,958
                                                                  ------------------------------------------------------------
                                                                   7,270,692                  355,362               7,626,054
                                                                  ------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  TRANSPORTATION - 9.5%
  AIR TRANSPORTATION - 3.4%
  IL Chicago O'Hare International Airport,
   United Airlines, Inc., Series 2000 A,
           6.750%        11/1/11                                     524,168                  524,168               1,048,336
  IN Indianapolis Airport Authority,
   Federal Express Corp., Series 1994,
           7.100%        1/15/17                                   3,169,620                        -               3,169,620
  KY Kenton County Airport Board, Delta Airlines, Inc.,
   Series 1992 A,
           7.500%        2/1/20                                            -                  481,800                 481,800
  MN Minneapolis & St.Paul Metropolitan
   Airports Commission, Northwest Airlines:
     Series 2001 A,
           7.000%        4/1/25                                      390,625                  253,906                 644,531
     Series 2001 B,
           6.500%        4/1/25                                      239,063                  239,063                 478,126
  NC Charlotte, US Airway, Inc.:
     Series 1998,
           5.600%        7/1/27                                      101,875                  101,875                 203,750
     Series 2000,
           7.750%        2/1/28                                      320,625                  213,750                 534,375
  PA Philadelphia Authority for Industrial Development,
   Aero Philadelphia, Series 1999:
           5.250%        1/1/09                                            -                  363,500                 363,500
           5.500%        1/1/24                                      762,500                        -                 762,500
  TX Alliance Airport Authority, AMR Corp.,
   Series 1991,
           7.000%        12/1/11                                   3,784,083                        -               3,784,083
  WA Port Seattle, Northwest Airlines, Inc.,
   Series 2000,
           7.250%        4/1/30                                      397,500                  337,875                 735,375
                                                                  ------------------------------------------------------------
                                                                   9,690,059                2,515,937              12,205,996
                                                                  ------------------------------------------------------------

  AIRPORTS - 2.5%
  MN Minneapolis & St. Paul Metropolitan Airports
   Commission, IFRN (variable rate),
           5.250%        1/1/22                                            -                4,616,584               4,616,584
  NC Charlotte Airport,
    Series 1999, IFRN (variable rate),
           10.530%       4/20/19                                           -                4,361,600               4,361,600
                                                                  ------------------------------------------------------------
                                                                           -                8,978,184               8,978,184
                                                                  ------------------------------------------------------------

  PORTS - 1.7%
  WA Port of Seattle, Series 2000:
           10.560%       2/1/10                                      731,963                  731,963               1,463,926
           10.560%       2/1/11                                    2,227,838                2,227,838               4,455,676
                                                                  ------------------------------------------------------------
                                                                   2,959,801                2,959,801               5,919,602
                                                                  ------------------------------------------------------------

  TOLL FACILITIES - 1.4%
  CO E-470 Public Highway Authority,
   Series 2000 B:
           0.000%        9/1/18                                    1,611,440                        -               1,611,440
           0.000%        9/1/35                                      726,600                  726,600               1,453,200
  CO Northwest Parkway Public Highway Authority,
   Series 2001 D,
           7.125%        6/15/41                                   1,008,750                  756,563               1,765,313
                                                                  ------------------------------------------------------------
                                                                   3,346,790                1,483,163               4,829,953
                                                                  ------------------------------------------------------------

  TRANSPORTATION - 0.5%

                                                               NV State Department of Business & Industry,
                                                                Las Vegas Monorail Project,
                                                                Series 2000,
      1,000,000                   750,000         1,750,000             7.375%        1/1/40


-----------------------------------------------------------------------------------------------------------------------------------
                                                               UTILITY - 17.0%
                                                               INDEPENDENT POWER PRODUCER - 5.0%
                                                               MI Midland County Economic Development Corp.,
                                                                Series 2000,


      1,000,000                   500,000         1,500,000             6.875%        7/23/09
                                                               NY Port Authority of New York & New Jersey,
                                                                KIAC Partners, Series 1996 IV,
              -                 1,000,000         1,000,000             6.750%        10/1/11
                                                               PA State Economic Development Financing Authority,
                                                                 Colver Project, Series D,
              -                 1,650,000         1,650,000             7.150%        12/1/18
                                                                Northampton Generating:
                                                                  Series A,
      2,000,000                 1,000,000         3,000,000             6.500%        1/1/13
                                                                  Series 1994 B,
      3,000,000                         -         3,000,000             6.750%        1/1/07
                                                               VA Pittsylvania
                                                                County
                                                                Industrial
                                                                Development
                                                                Authority,
                                                                Multitrade of
                                                                Pittsyvania,
                                                                Series 1994 A:
      3,500,000                         -         3,500,000             7.450%        1/1/09
              -                   500,000           500,000             7.500%        1/1/14
      3,100,000                   500,000         3,600,000             7.550%        1/1/19




                                                               INVESTOR OWNED - 4.5%
                                                               CT State Development Authority,
                                                                Connecticut Light & Power Co.:
                                                                Series 1993 A,
      2,900,000                         -         2,900,000             5.850%        9/1/28
                                                                Series 1993 B,
              -                   300,000           300,000             5.950%        9/1/28
                                                               LA Calcasieu Parish Industrial Development Board,
                                                                Entergy Gulf States, Inc.,
                                                                Series 1999,
        500,000                         -           500,000             5.450%        7/1/10
                                                               LA West Feliciana Parish, Entergy Gulf States, Inc.,
                                                                Series 1999 B,
        250,000                         -           250,000             6.600%        9/1/28
                                                               MS State Business Finance Corp.,
                                                                Systems Energy Resources, Inc.
                                                                Series 1999,
      1,250,000                         -         1,250,000             5.900%        5/1/22
                                                               NM Farmington, Tuscon Electric Power Co.,
                                                                Series 1997 A,
      2,000,000                         -         2,000,000             6.950%        10/1/20
                                                               NV Humboldt County Pollution Control
                                                                Revenue, Idaho Power Co. Project,
      2,000,000                         -         2,000,000             8.300%        12/1/14
                                                               PA Beaver County Industrial Development
                                                                Authority, Toledo Edison Co., Series 1995,
      4,900,000                         -         4,900,000             7.625%        5/1/20
                                                               TX Brazos River Authority, Pollution Control
                                                                Revenue, TXU Electric Co. Project Series C,
      1,300,000                         -         1,300,000             5.750%        5/1/36




                                                               JOINT POWER AUTHORITY - 3.1%
                                                               GA State Municipal Electric Authority, Series V,
      3,375,000                         -         3,375,000             6.600%        1/1/18
                                                               NC Eastern Municipal Power Agency,
                                                                Series 1991 A,
      1,680,000                         -         1,680,000             6.500%        1/1/18
                                                               WA State, Series 1991 A:
      3,395,000                         -         3,395,000             0.000%        7/1/07
      3,550,000                         -         3,550,000             0.000%        7/1/07




                                                               MUNICIPAL ELECTRIC - 2.7%
                                                               TX Lower Colorado River Authority,
                                                                IFRN (variable rate), Series 1999,
              -                 7,500,000         7,500,000             9.440%        5/15/21
                                                               WA Seattle, Series 2001,
      1,000,000                 1,000,000         2,000,000             5.500%        3/1/17







NV State Department of Business & Industry,
 Las Vegas Monorail Project,
 Series 2000,
         7.375%        1/1/40                                           983,750                  737,813               1,721,563
                                                                    -------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
UTILITY - 17.0%
INDEPENDENT POWER PRODUCER - 5.0%
MI Midland County Economic Development Corp.,
 Series 2000,
         6.875%        7/23/09                                        1,036,250                  518,125               1,554,375
NY Port Authority of New York & New Jersey,
 KIAC Partners, Series 1996 IV,
         6.750%        10/1/11                                                -                1,040,000               1,040,000
PA State Economic Development Financing Authority,
  Colver Project, Series D,
         7.150%        12/1/18                                                -                1,699,979               1,699,979
 Northampton Generating:
   Series A,
         6.500%        1/1/13                                         2,016,060                1,008,030               3,024,090
   Series 1994 B,
         6.750%        1/1/07                                         3,084,630                        -               3,084,630
VA Pittsylvania County Industrial Development Authority, Multitrade of
 Pittsyvania, Series 1994 A:
         7.450%        1/1/09                                         3,517,500                        -               3,517,500
         7.500%        1/1/14                                                 -                  500,625                 500,625
         7.550%        1/1/19                                         3,100,000                  500,000               3,600,000
                                                                    -------------------------------------------------------------
                                                                     12,754,440                5,266,759              18,021,199
                                                                    -------------------------------------------------------------

INVESTOR OWNED - 4.5%
CT State Development Authority,
 Connecticut Light & Power Co.:
 Series 1993 A,
         5.850%        9/1/28                                         2,922,707                        -               2,922,707
 Series 1993 B,
         5.950%        9/1/28                                                 -                  300,438                 300,438
LA Calcasieu Parish Industrial Development Board,
 Entergy Gulf States, Inc.,
 Series 1999,
         5.450%        7/1/10                                           490,000                        -                 490,000
LA West Feliciana Parish, Entergy Gulf States, Inc.,
 Series 1999 B,
         6.600%        9/1/28                                           251,250                        -                 251,250
MS State Business Finance Corp.,
 Systems Energy Resources, Inc.
 Series 1999,
         5.900%        5/1/22                                         1,210,938                        -               1,210,938
NM Farmington, Tuscon Electric Power Co.,
 Series 1997 A,
         6.950%        10/1/20                                        2,060,000                        -               2,060,000
NV Humboldt County Pollution Control
 Revenue, Idaho Power Co. Project,
         8.300%        12/1/14                                        2,242,520                        -               2,242,520
PA Beaver County Industrial Development
 Authority, Toledo Edison Co., Series 1995,
         7.625%        5/1/20                                         5,236,875                        -               5,236,875
TX Brazos River Authority, Pollution Control
 Revenue, TXU Electric Co. Project Series C,
         5.750%        5/1/36                                         1,279,408                        -               1,279,408
                                                                    -------------------------------------------------------------
                                                                     15,693,698                  300,438              15,994,136
                                                                    -------------------------------------------------------------

JOINT POWER AUTHORITY - 3.1%
GA State Municipal Electric Authority, Series V,
         6.600%        1/1/18                                         3,896,809                        -               3,896,809
NC Eastern Municipal Power Agency,
 Series 1991 A,
         6.500%        1/1/18                                         1,790,662                        -               1,790,662
WA State, Series 1991 A:
         0.000%        7/1/07                                         2,691,047                        -               2,691,047
         0.000%        7/1/07                                         2,803,293                        -               2,803,293
                                                                    -------------------------------------------------------------
                                                                     11,181,811                        -              11,181,811
                                                                    -------------------------------------------------------------

MUNICIPAL ELECTRIC - 2.7%
TX Lower Colorado River Authority,
 IFRN (variable rate), Series 1999,
         9.440%        5/15/21                                                -                7,746,300               7,746,300
WA Seattle, Series 2001,
         5.500%        3/1/17                                         1,025,240                1,025,240               2,050,480
                                                                    -------------------------------------------------------------

                                                                      1,025,240                8,771,540               9,796,780
                                                                    -------------------------------------------------------------

                                                               WATER & SEWER - 1.7%
                                                               LA Public Facility Belmont Water Authority,
              -                   585,000           585,000             9.000%        3/15/24
                                                               MS Five Lakes Utility District,
              -                   400,000           400,000             8.250%        7/15/24
                                                               NH State Industrial Development Authority,
                                                                Pennichuck Water Works, Inc.,
                                                                Series 1988,
        535,000                         -           535,000             7.500%        7/1/18
                                                               PA Dauphin County Industrial Development Authority
                                                                Dauphin Water Supply Co.,
                                                                Series 1992 A,
      3,200,000                         -         3,200,000             6.900%        6/1/24
                                                               TX Wichita Falls Water & Sewer,
              -                 1,000,000         1,000,000             5.375%        8/1/17




                                                               TOTAL MUNICIPAL BONDS


                                                               MUNICIPAL PREFERRED STOCKS - 0.9%
-----------------------------------------------------------------------------------------------------------------------------------
                                                               HOUSING - 0.9%
                                                               MULTI-FAMILY - 0.9%
                                                               Charter Municipal Mortgage Acceptance Co.:
      2,000,000                         -         2,000,000             6.625%        6/30/49
      1,000,000                         -         1,000,000             7.600%        11/30/50


                                                               TOTAL MUNICIPAL PREFERRED STOCKS


                                                               SHORT-TERM OBLIGATIONS - 1.1%
-----------------------------------------------------------------------------------------------------------------------------------
                                                               IA Woodbury County, Siouxland Medical Educational
                                                                Foundation, Series 1996,
            $ -                 $ 600,000         $ 600,000             1.300%        11/1/16
                                                               KS State Development Finance Authority,
                                                                Series 2000,
              -                   700,000           700,000             1.450%        5/15/26
                                                               MI Farmington Hills Hospital Finance Authority,
                                                                Botsford General Hospital, Series 1991 B,
        700,000                         -           700,000             1.250%        2/15/16
                                                               MN Brooklyn Center, Brookdale Corp. III Project,
        500,000                         -           500,000             1.300%        12/1/07
                                                               NY Long Island Power Authority,
                                                                Series 2001 2B,
        500,000                   300,000           800,000             1.200%        5/1/33
                                                               TX Gulf Coast Waste Disposal Authority, Amoco Corp.,
                                                                Series 1996,
        400,000                         -           400,000             1.350%        5/1/24
                                                               TX Gulf Coast Waste Disposal Authority, Monsanto Co.,
                                                                Series 1994,
              -                   300,000           300,000             1.450%        4/1/13


                                                               TOTAL SHORT-TERM OBLIGATIONS


                                                               TOTAL INVESTMENTS - 98.8%



                                                               OTHER ASSETS & LIABILITIES, NET - 1.2%
-----------------------------------------------------------------------------------------------------------------------------------

                                                               NET ASSETS - 100.0%




 WATER & SEWER - 1.7%
 LA Public Facility Belmont Water Authority,
          9.000%        3/15/24                                           -                  468,000                 468,000
 MS Five Lakes Utility District,
          8.250%        7/15/24                                           -                  367,000                 367,000
 NH State Industrial Development Authority,
  Pennichuck Water Works, Inc.,
  Series 1988,
          7.500%        7/1/18                                      579,123                        -                 579,123
 PA Dauphin County Industrial Development Authority
  Dauphin Water Supply Co.,
  Series 1992 A,
          6.900%        6/1/24                                    3,732,704                        -               3,732,704
 TX Wichita Falls Water & Sewer,
          5.375%        8/1/17                                            -                1,017,560               1,017,560
                                                              ---------------------------------------------------------------
                                                                  4,311,827                1,852,560               6,164,387
                                                              ---------------------------------------------------------------

 TOTAL MUNICIPAL BONDS                                          205,315,350              140,723,531             346,038,881
                                                              ---------------------------------------------------------------

 MUNICIPAL PREFERRED STOCKS - 0.9%
-----------------------------------------------------------------------------------------------------------------------------------
 HOUSING - 0.9%
 MULTI-FAMILY - 0.9%
 Charter Municipal Mortgage Acceptance Co.:
          6.625%        6/30/49                                   2,040,000                        -               2,040,000
          7.600%        11/30/50                                  1,055,000                        -               1,055,000
                                                              ---------------------------------------------------------------

 TOTAL MUNICIPAL PREFERRED STOCKS                                 3,095,000                        -               3,095,000
                                                              ---------------------------------------------------------------

 SHORT-TERM OBLIGATIONS - 1.1%
-----------------------------------------------------------------------------------------------------------------------------------
 IA Woodbury County, Siouxland Medical Educational
  Foundation, Series 1996,
          1.300%        11/1/16                                           -                  600,000                 600,000
 KS State Development Finance Authority,
  Series 2000,
          1.450%        5/15/26                                           -                  700,000                 700,000
 MI Farmington Hills Hospital Finance Authority,
  Botsford General Hospital, Series 1991 B,
          1.250%        2/15/16                                     700,000                        -                 700,000
 MN Brooklyn Center, Brookdale Corp. III Project,
          1.300%        12/1/07                                     500,000                        -                 500,000
 NY Long Island Power Authority,
  Series 2001 2B,
          1.200%        5/1/33                                      500,000                  300,000                 800,000
 TX Gulf Coast Waste Disposal Authority, Amoco Corp.,
  Series 1996,
          1.350%        5/1/24                                      400,000                        -                 400,000
 TX Gulf Coast Waste Disposal Authority, Monsanto Co.,
  Series 1994,
          1.450%        4/1/13                                            -                  300,000                 300,000
                                                              ---------------------------------------------------------------

 TOTAL SHORT-TERM OBLIGATIONS                                     2,100,000                1,900,000               4,000,000
                                                              ---------------------------------------------------------------

 TOTAL INVESTMENTS - 98.8%
                                                                210,510,350              142,623,531             353,133,881
                                                              ---------------------------------------------------------------

 OTHER ASSETS & Liabilities, Net - 1.2%                           3,169,448                1,358,474               3,487,440
-----------------------------------------------------------------------------------------------------------------------------------

 NET ASSETS - 100.0%                                          $ 213,679,798            $ 143,982,005           $ 356,621,321
                                                              ---------------------------------------------------------------


Percentages are based on Net Assets of the Pro Forma Combined.

Stein Roe High Yield Municipals Portfolio has the following short futures contracts open at December 31, 2001:

                                                                                                           Unrealized
                                  Par Value                                                              Appreciation/
                                 Covered by                                                             Depreciation at
          Type                    Contracts                    Expiration                                   12/31/01
------------------------------------------------------------------------------------------------------------------------------
Treasury Note              $       14,200,000                   March 2002                                  $ 228,895



Stein Roe High Yield Municipals Portfolio has the following long futures contracts open at December 31, 2001:

                                                                                                           Unrealized
                                  Par Value                                                              Appreciation/
                                 Covered by                                                             Depreciation at
          Type                    Contracts                    Expiration                                   12/31/01
------------------------------------------------------------------------------------------------------------------------------
Treasury Bond              $         7,800,000                  March 2002                                         $ (130,803)


Liberty High Yield Municipal Fund has the following short futures contracts open at December 31, 2001:

                                                                                                           Unrealized
                                  Par Value                                                              Appreciation/
                                 Covered by                                                             Depreciation at
          Type                    Contracts                    Expiration                                   12/31/01
------------------------------------------------------------------------------------------------------------------------------
Treasury Note              $         7,400,000                  March 2002                                          $ 119,283

Liberty High Yield Municipal Fund has the following long futures contracts open at December 31, 2001:

                                                                                                           Unrealized
                                  Par Value                                                              Appreciation/
                                 Covered by                                                             Depreciation at
          Type                    Contracts                    Expiration                                   12/31/01
------------------------------------------------------------------------------------------------------------------------------
Treasury Bond              $         6,100,000                  March 2002                                         $ (102,320)

                                                                      APPENDIX A

           STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 1, 2001

                     LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST
                      STEIN ROE MUNICIPAL MONEY MARKET FUND
                 STEIN ROE INTERMEDIATE MUNICIPALS FUND, CLASS S
                        STEIN ROE MANAGED MUNICIPALS FUND
                  STEIN ROE HIGH-YIELD MUNICIPALS FUND, CLASS S

              Suite 3300, One South Wacker Drive, Chicago, IL 60606
                                  800-338-2550

      This Statement of Additional Information (SAI) is not a prospectus but provides additional information that should be read in conjunction with the Prospectus dated November 1, 2001, and any supplements thereto. Financial statements, which are contained in the Funds' June 30, 2001 Annual Report, are incorporated by reference into this SAI. The Prospectus and Annual Report may be obtained at no charge by telephoning 800-338-2550.

                               TABLE OF CONTENTS

                                                                                      Page
General Information and History....................................................      2
Investment Policies................................................................      4
Portfolio Investments and Strategies...............................................      4
Investment Restrictions............................................................     17
Additional Investment Considerations...............................................     21
Purchases and Redemptions..........................................................     23
Management.........................................................................     29
Financial Statements...............................................................     34
Principal Shareholders.............................................................     34
Investment Advisory and Other Services.............................................     35
Distributor........................................................................     38
Transfer Agent.....................................................................     38
Custodian..........................................................................     39
Independent Auditors...............................................................     39
Portfolio Transactions.............................................................     39
Additional Income Tax Considerations...............................................     45
Investment Performance.............................................................     46
Additional Information on Net Asset Value--Municipal Money Fund....................     54
Master Fund/Feeder Fund: Structure and Risk Factors................................     55
Glossary...........................................................................     57
Appendix--Ratings..................................................................     61

DIR-16/798H-1001

GENERAL INFORMATION AND HISTORY

      The following mutual funds are separate series of Liberty-Stein Roe Funds Municipal Trust (the "Trust"):

             Stein Roe Municipal Money Market Fund ("Municipal Money Fund") Stein Roe Intermediate Municipals Fund, Class S ("Intermediate
                Municipals Fund")
             Stein Roe Managed Municipals Fund ("Managed Municipals Fund") Stein Roe High-Yield Municipals Fund, Class S ("High-Yield
                Municipals Fund")

      Each series of the Trust invests in a separate portfolio of securities and other assets, with its own objectives and policies. The series of the Trust are referred to collectively as "the Funds." The name of the Trust and each of its series was changed on November 1, 1995 to separate "SteinRoe" into two words. The name of the Trust was changed on October 18, 1999 from "Stein Roe Municipal Trust" to "Liberty-Stein Roe Funds Municipal Trust."

      The Intermediate Municipals Fund also offers Class A, B and C shares. This SAI describes the Class S shares of the Fund. The Class A, B and C shares are described in a separate SAI.

      The High Yield Municipals Fund also offers another class of shares-Class
A. This SAI describes the Class S shares of the Fund. The Class A shares are described in a separate SAI.

      The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Oct. 6, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, four series are authorized and outstanding. Each series invests in a separate portfolio of securities and other assets, with its own objectives and policies.

      Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against the Trust or any particular series shall look only to the assets of the Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations. The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of the Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.

         Each share of a series, without par value, is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series, and all shares of a series have equal rights in the event of liquidation of that series. Each whole share (or fractional share) outstanding on the record date established in accordance with the By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of its outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if the Trust were subject to
Section 16(c) of the Investment Company Act of 1940. All shares of all series of the Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series, except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

SPECIAL CONSIDERATIONS REGARDING MASTER FUND/FEEDER FUND STRUCTURE

         Rather than invest in securities directly, each Fund may seek to achieve its objective by pooling its assets with those of other investment companies for investment in another mutual fund having the same investment objective and substantially the same investment policies as its feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. Such investment would be subject to determination by the trustees that it was in the best interests of the Fund and its shareholders, and shareholders would receive advance notice of any such change. Two Funds currently operate under the master fund/feeder fund structure. Each invests all of its assets in a separate master fund that is a series of SR&F Base Trust, as follows:

                                                                            MASTER/FEEDER
       FEEDER FUND                       MASTER FUND                      STATUS ESTABLISHED
       -----------                       -----------                      ------------------
Municipal Money Fund          SR&F Municipal Money Market Portfolio
                                  ("Municipal Money Portfolio")             Sept. 28, 1995

High-Yield Municipals Fund    SR&F High-Yield Municipals Portfolio          Feb. 2, 1998
                                  ("High-Yield Municipals Portfolio")

The master funds are series of SR&F Base Trust and are referred to collectively as the "Portfolios." For more information, please refer to Master Fund/Feeder
Fund: Structure and Risk Factors.

      Stein Roe & Farnham Incorporated ("Stein Roe") is responsible for the business affairs of the Trusts and serves as investment adviser to Intermediate Municipals Fund, Managed Municipals Fund, Municipal Money Portfolio, and High-Yield Municipals Portfolio. It also provides administrative and bookkeeping and accounting services to the Funds and Portfolios.

                               INVESTMENT POLICIES

      The Trust and SR&F Base Trust are open-end management investment companies. The Funds and the Portfolios are diversified, as that term is defined in the Investment Company Act of 1940.

      The investment objectives and policies are described in the Prospectus under The Funds. In pursuing its objective, a Fund or Portfolio may also employ the investment techniques described under Portfolio Investments and Strategies in this SAI. The investment objective is a nonfundamental policy and may be changed by the Board of Trustees without the approval of a "majority of the outstanding voting securities" (see definition in the Glossary).

                      PORTFOLIO INVESTMENTS AND STRATEGIES

      The following investment policies and techniques have been adopted by each Fund or Portfolio as indicated. Unless otherwise noted, for purposes of discussion under Portfolio Investments and Strategies, Investment Restrictions, and Additional Investment Considerations, the term "the Fund" refers to each Fund and each Portfolio.

TAXABLE SECURITIES

      Assets of each Fund that are not invested in Municipal Securities may be held in cash or invested in short-term taxable investments(1) such as: (1) U.S. Government bills, notes and bonds; (2) obligations of agencies and instrumentalities of the U.S.

--------
(1) In the case of Municipal Money Fund, Municipal Money Portfolio, and Managed Municipals Fund, the policies described in this paragraph are fundamental.

Government (including obligations not backed by the full faith and credit of the U.S. Government); (3) in the case of Intermediate Municipals Fund and High-Yield Municipals Portfolio, other money market instruments, and in the case of Municipal Money Portfolio and Managed Municipals Fund, other money market instruments such as certificates of deposit and bankers' acceptances of domestic banks having total assets in excess of $1 billion, and corporate commercial paper rated Prime-1 by Moody's or A-1 by S&P at the time of purchase, or, if unrated, issued or guaranteed by an issuer with outstanding debt rated Aa or better by Moody's or AA or better by S&P; and (4) repurchase agreements (defined in the Glossary) with banks and, for all Funds except Managed Municipals Fund, securities dealers. Municipal Money Portfolio limits repurchase agreements to those that are short-term, subject to item (g) under Investment Restrictions (although the underlying securities may not be short-term). Managed Municipals Fund limits repurchase agreements to those in which the underlying collateral consists of securities that the Fund may purchase directly.

AMT SECURITIES

      Although the Funds currently limit their investments in Municipal Securities to those the interest on which is exempt from the regular federal income tax, each Fund may invest 100% of its total assets in Municipal Securities the interest on which is subject to the federal alternative minimum tax ("AMT").

PRIVATE PLACEMENTS

      Each Fund may invest in securities that are purchased in private placements (including privately placed securities eligible for purchase and sale under Rule 144A of the Securities Act of 1933 ["1933 Act"]) and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when Stein Roe believes it is advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value.

RULE 144A SECURITIES

      Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Stein Roe, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction of investing no more than 10% of its net assets in illiquid securities for all Funds other than High-Yield Municipals Portfolio and no more than 15% for that Fund. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Stein Roe will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security.

In addition, Stein Roe could consider the (1) frequency of trades and quotes,
(2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% of its assets in illiquid securities for all Funds other than High-Yield Municipals Portfolio and no more than 15% for that Fund. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. No Fund expects to invest as much as 5% of its total assets in Rule 144A securities that have not been deemed to be liquid by Stein Roe.

STANDBY COMMITMENTS

      Each Fund may obtain standby commitments when it purchases Municipal Securities. A standby commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price on certain dates or within a specified period. A Fund will acquire standby commitments solely to facilitate portfolio liquidity and not with a view to exercising them at a time when the exercise price may exceed the current value of the underlying securities. If the exercise price of a standby commitment held by a Fund should exceed the current value of the underlying securities, a Fund may refrain from exercising the standby commitment in order to avoid causing the issuer of the standby commitment to sustain a loss and thereby jeopardizing the Fund's business relationship with the issuer. A Fund will enter into standby commitments only with banks and securities dealers that, in the opinion of Stein Roe, present minimal credit risks. However, if a securities dealer or bank is unable to meet its obligation to repurchase the security when a Fund exercises a standby commitment, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. Standby commitments will be valued at zero in determining each Fund's net asset value. The Trust has received an opinion of Bell, Boyd & Lloyd, counsel to the Trust, that interest earned by the Funds on Municipal Securities will continue to be exempt from the regular federal income tax regardless of the fact that the Fund holds standby commitments with respect to such Municipal Securities.

PARTICIPATION INTERESTS

      Each Fund may purchase participation interests in all or part of specific holdings of Municipal Securities, but does not intend to do so unless the tax-exempt status of those participation interests or certificates of participation is confirmed to the satisfaction of the Board of Trustees, which may include consideration of an opinion of counsel as to the tax-exempt status. Each participation interest would meet the prescribed quality standards of the Fund or be backed by an irrevocable letter of credit or guarantee of a bank that meets the prescribed quality standards of the Fund. (See Investment Policies.) Some participation interests are illiquid securities.

      Each Fund may also purchase participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are secured by leased property, disposition of the property in the event of foreclosure might prove difficult.

      The Board of Trustees has delegated to Stein Roe the responsibility to determine the credit quality of participation interests. The determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES; FORWARD COMMITMENTS

      Each Fund may purchase securities on a when-issued or delayed-delivery basis or purchase forward commitments, as described in the Prospectus. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. Securities purchased in this manner involve a risk of loss if the value of the security purchased declines before settlement date.

      At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets (cash, U.S. Government or other "high grade" debt obligations) of the Fund having a value of at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation.

SHORT SALES AGAINST THE BOX

         Each Fund may sell securities short against the box; that is, enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns at no additional cost. A Fund may make short sales of securities only if at all times when a short position is open it owns at least an equal amount of such securities or securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, at no additional cost.

      In a short sale against the box, a Fund does not deliver from its portfolio the securities sold. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. The Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities at no additional cost. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold. A Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

      Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

      Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. No Fund currently expects that more than 5% of its total assets would be involved in short sales against the box.

REPURCHASE AGREEMENTS

      Each Fund may invest in repurchase agreements, provided that it will not invest more than 15% (High-Yield Municipals Portfolio) or 10% (Managed Municipals Fund, Intermediate Municipals Fund, and Municipal Money Portfolio) of net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to a Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, a Fund could experience both losses and delays in liquidating its collateral.

BORROWINGS; REVERSE REPURCHASE AGREEMENTS

      Subject to restriction (iv) under Investment Restrictions, each Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities.

      Each Fund may also enter into reverse repurchase agreements (defined in the Glossary) with banks and securities dealers. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. The Funds did not enter into reverse repurchase agreements during the last year and have no present intention to do so.

      A Fund's reverse repurchase agreements and any other borrowings may not exceed 33 1/3% of its total assets, and the Fund may not purchase additional securities when its borrowings, less proceeds receivable from the sale of portfolio securities, exceed 5% of its total assets.

RATED SECURITIES

      The rated securities described under Investment Policies above for each Fund except for Municipal Money Portfolio include obligations given a rating conditionally by Moody's or provisionally by S&P.

      Except with respect to Municipal Securities with a demand feature (see the definition of "short-term" in the Glossary) acquired by Municipal Money Portfolio, the fact that the rating of a Municipal Security held by a Fund may be lost or reduced below the minimum level applicable to its original purchase by a Fund does not require that obligation to be sold, but Stein Roe will consider such fact in determining whether that Fund should continue to hold the obligation. In the case of Municipal Securities with a demand feature acquired by Municipal Money Portfolio, if the quality of such a security falls below the minimum level applicable at the time of acquisition, the Fund must dispose of the security within a reasonable period of time either by exercising the demand feature or by selling the security in the secondary market, unless the Board of Trustees determines that it is in the best interests of the Fund and its shareholders to retain the security.

      To the extent that the ratings accorded by Moody's, S&P, or Fitch IBCA for Municipal Securities may change as a result of changes in such organizations, or changes in their rating systems, each Fund will attempt to use comparable ratings as standards for its investments in Municipal Securities in accordance with its investment policies. The Board of Trustees is required to review such ratings with respect to Municipal Money Portfolio.

ZERO COUPON BONDS

      Each of Intermediate Municipals Fund, Managed Municipals Fund, and High-Yield Municipals Portfolio may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because a Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

TENDER OPTION BONDS; TRUST RECEIPTS

      Each Fund may purchase tender option bonds and trust receipts. A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Stein Roe will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Securities and for other reasons. A Fund may invest up to 10% of net assets in tender option bonds and trust receipts.

INTERFUND BORROWING AND LENDING PROGRAM

      Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may lend money to and borrow money from other mutual funds advised by Stein Roe. A Fund will borrow through the program when borrowing is necessary and appropriate and the costs are equal to or lower than the costs of bank loans.

PORTFOLIO TURNOVER

      Although the Funds do not purchase securities with a view toward rapid turnover, there are no limitations on the length of time that portfolio securities must be held. As a result, the turnover rate may vary from year to year. A high rate of portfolio turnover, if it should occur, may result in the realization of capital gains or losses, and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

OPTIONS

      Each of Intermediate Municipals Fund, Managed Municipals Fund, and High-Yield Municipals Portfolio is permitted to purchase and to write both call options and put options on debt or other securities or indexes in standardized contracts traded on U.S. securities exchanges, boards of trade, or similar entities, or quoted on Nasdaq, and agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

      Currently there are no publicly-traded options on individual tax-exempt securities. However, it is anticipated that such instruments may become available in the future.

      An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of an index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of the option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators.)

      A Fund is permitted to write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

      If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

      Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

      A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

      A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

      Risks Associated with Options. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities markets and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

      If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      Each of Intermediate Municipals Fund, Managed Municipals Fund, and High-Yield Municipals Portfolio may enter into interest rate futures contracts and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index (such as The Bond Buyer Municipal Bond Index)2 at a specified price and time. A public market exists in futures contracts covering a number of indexes as well as the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that other futures contracts will be developed and traded. A Fund will engage in transactions involving new futures contracts (or options thereon) if, in the opinion of the Board of Trustees, they are appropriate instruments for the Fund.

      Each Fund may purchase and write call options and put options on futures contracts (futures options). Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or a short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates which might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce that Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

      The success of any futures technique depends on accurate predictions of changes in the level and direction of interest rates and other factors. Should those predictions be incorrect, the return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Stein Roe might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

         A Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system.

-----------
(2) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made. The Bond Buyer Municipal Bond Index is based on The Bond Buyer index of 40 actively-traded long-term general obligation and revenue bonds carrying at least an A rating by Moody's or S&P.

      When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous trading day. In computing daily net asset value, each Fund will mark to market its open futures positions.

      A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

      Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales, as the case may be, of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

      Risks Associated with Futures. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and debt securities, including technical influences in futures and futures options trading and differences between the financial instruments and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES

      If options, futures contracts, or futures options of types other than those described herein or in the prospectus are traded in the future, each of Intermediate Municipals Fund, Managed Municipals Fund, and High-Yield Municipals Portfolio may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Fund's investment objective.

      A Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money" (as defined in the Glossary), would exceed 5% of the Fund's total assets.

      When purchasing a futures contract or writing a put on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contracts. When writing a call option on a futures contract, a Fund similarly will maintain cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

      A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

      In order to comply with Commodity Futures Trading Commission Regulation
4.5 and thereby avoid being deemed a "commodity pool operator," each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of a Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%].

TAXATION OF OPTIONS AND FUTURES

      If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

      If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

      Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

      A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities. For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on options, futures and futures options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund:
(1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

      In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

      Each Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised of the nature of the payments.

      The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

                             INVESTMENT RESTRICTIONS

      The Funds and Portfolios operate under the following investment restrictions. Restrictions that are fundamental policies, as indicated below, may not be changed without the approval of a "majority of the outstanding voting securities" (as defined in the Glossary). A Fund or Portfolio may not:

      (i) invest in a security if, with respect to 75% of its assets, as a result of such investment, more than 5% of its total assets (taken at market value at the time of investment) would be invested in the securities of any one issuer (for this purpose, the issuer(s) of a security being deemed to be only the entity or entities whose assets or revenues are subject to the principal and interest obligations of the security), other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities or repurchase agreements for such securities, and [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund [however, in the case of a guarantor of securities (including an issuer of a letter of credit), the value of the guarantee (or letter of credit) may be excluded from this computation if the aggregate value of securities owned by it and guaranteed by such guarantor (plus any other investments in securities issued by the guarantor) does not exceed 10% of its total assets];(3)(4)

      (ii) [Municipal Money Fund and Municipal Money Portfolio only] purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities (this restriction does not apply to securities purchased on a when-issued or delayed-delivery basis or to reverse repurchase agreements);

      (iii) make loans, although it may (a) participate in an interfund lending program with other Stein Roe Funds and Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets; (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities;

      (iv) [Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipal Fund and High-Yield Municipals Portfolio only] borrow except from banks, other affiliated funds and other entities to the extent permitted by the Investment Company Act of 1940;

----------------
(3) In the case of a security that is insured as to payment of principal and interest, the related insurance policy is not deemed a security, nor is it subject to this investment restriction.

(4) Notwithstanding the foregoing, and in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "Rule"), Municipal Money Fund and Municipal Money Portfolio will not, immediately after the acquisition of any security (other than a Government Security or certain other securities as permitted under the Rule), invest more than 5% of its total assets in the securities of any one issuer; provided, however, that each may invest up to 25% of its total assets in First Tier Securities (as that term is defined in the Rule) of a single issuer for a period of up to three business days after the purchase thereof. Municipal Money Portfolio will not invest more than 5% of its total assets in Second Tier Securities.

      (v) [Municipal Money Fund and Municipal Money Portfolio only] borrow except that it may (a) borrow for nonleveraging, temporary or emergency purposes and (b) engage in reverse repurchase agreements and make other borrowings, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law; it may borrow from banks, other Stein Roe Funds and Portfolios, and other persons to the extent permitted by applicable law;

      (vi) [Municipal Money Fund and Municipal Money Portfolio only] mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it except (a) as may be necessary in connection with borrowings mentioned in (iv) above, and (b) it may enter into futures and options transactions;

      (vii) invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry, [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

      (viii) [Municipal Money Fund and Municipal Money Portfolio only] purchase portfolio securities for the Fund from, or sell portfolio securities to, any of the officers, directors, or trustees of the Trust or of its investment adviser;

      (ix) purchase or sell commodities or commodities contracts or oil, gas, or mineral programs, [Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund and High-Yield Municipals Portfolio only] except that it may enter into futures and options transactions;

      (x) [Municipal Money Fund and Municipal Money Portfolio only] purchase any securities other than those described under Investment Policies--Municipal Money Fund, and under Portfolio Investments and Strategies;

      (xi) issue any senior security except to the extent permitted under the Investment Company Act of 1940;

      (xii) purchase or sell real estate (other than Municipal Securities or money market securities secured by real estate or interests therein or such securities issued by companies which invest in real estate or interests therein); or

      (xiii) act as an underwriter of securities, except that it may participate as part of a group in bidding, or bid alone, for the purchase of Municipal Securities directly from an issuer for its own portfolio.

      The above restrictions (other than material within brackets) are fundamental policies of the Funds and Portfolios. The Funds and Portfolios have also adopted the following restrictions that may be required by various laws and administrative positions. These restrictions are not fundamental. None of the following restrictions shall prevent

Municipal Money Fund, Intermediate Municipals Fund, Managed Municipals Fund, or High-Yield Municipals Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially similar investment policies as the Fund. No Fund or Portfolio may:

      (a) own more than 10% of the outstanding voting securities of an issuer;

      (b) invest in companies for the purpose of exercising control or management;

      (c) make investments in the securities of other investment companies, except in connection with a merger, consolidation, or reorganization;

      (d) sell securities short unless (1) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or
(2) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that it may purchase standby commitments and securities subject to a demand feature entitling it to require sellers of securities to the Fund to repurchase them upon demand by the Fund [Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund, and High-Yield Municipals Portfolio only] and that transactions in options, futures, and options on futures are not treated as short sales;

      (e) [Municipal Money Fund, Municipal Money Portfolio, Intermediate Municipals Fund, and Managed Municipals Fund only] invest more than 10% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days; [High-Yield Municipals Fund and High-Yield Municipals Portfolio only] invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

      (f) purchase shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

      (g) invest more than 5% of its net assets (valued at time of investment) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchange;

      (h) [Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund, and High-Yield Municipals Portfolio only] write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

      (i) [Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund, and High-Yield Municipals Portfolio only] purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

      (j) [Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund, and High-Yield Municipals Portfolio only] purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities (this restriction does not apply to securities purchased on a when-issued or delayed-delivery basis or to reverse repurchase agreements), but it may make margin deposits in connection with futures and options transactions;

      (k) [Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund, and High-Yield Municipals Portfolio only] mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it except (a) as may be necessary in connection with borrowings mentioned in (iv) above, and (b) it may enter into futures and options transactions;

      (l) [Managed Municipals Fund only] purchase any securities other than those described under Investment Policies - Managed Municipals Fund and under Portfolio Investment Strategies;

      (m) [Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund and High-Yield Municipals Portfolio only] purchase portfolio securities for the Fund from, or sell portfolio securities to, any of the officers, directors or trustees of the Trust or of its investment adviser.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

      Medium-quality Municipal Securities are obligations of municipal issuers that, in the opinion of Stein Roe, possess adequate, but not outstanding, capacities to service the obligations. Lower-quality Municipal Securities are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy, and are commonly referred to as "junk bonds." The characteristics attributed to medium- and lower-quality obligations by Stein Roe are much the same as those attributed to medium- and lower-quality obligations by rating services (see the Appendix to the Prospectus). Because many issuers of medium- and lower-quality Municipal Securities choose not to have their obligations rated by a rating agency, many of the obligations in the Fund's portfolio may be unrated.

      Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

      Medium- and lower-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities.

      The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

      Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon. In addition, from time to time proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Securities, and similar proposals may be introduced in the future. Some of the past proposals would have applied to interest on Municipal Securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such proposals are enacted, the availability of Municipal Securities for investment by the Funds and the value of the Funds' portfolios would be affected and, in such an event, the Funds would reevaluate their investment objectives and policies.

      Because the Funds may invest in industrial development bonds, the Funds' shares may not be an appropriate investment for "substantial users" of facilities financed by industrial development bonds or for "related persons of substantial users."

      In addition, the Funds invest in Municipal Securities issued after the effective date of the Tax Reform Act of 1986 (the "1986 Act"), which may be subject to retroactive taxation if they fail to continue to comply after issuance with certain requirements imposed by the 1986 Act.

      Although the banks and securities dealers from which a Fund may acquire repurchase agreements and standby commitments, and the entities from which a Fund may purchase participation interests in Municipal Securities, will be those that Stein Roe believes to be financially sound, there can be no assurance that they will be able to honor their obligations to the Fund.

                                    * * * * *

      Stein Roe seeks to provide superior long-term investment results through a disciplined, research-intensive approach to investment selection and prudent risk management. In working to take sensible risks and make intelligent investments, it has been guided by three primary objectives which it believes are the foundation of a successful investment program. These objectives are preservation of capital, limited volatility through managed risk, and consistent above-average returns, as appropriate for the particular client or managed account.

      Because every investor's needs are different, Stein Roe mutual funds are designed to accommodate different investment objectives, risk tolerance levels, and time horizons. In selecting a mutual fund, investors should ask the following questions:

What are my investment goals?

It is important to a choose a fund that has investment objectives compatible with your investment goals.

What is my investment time frame?

If you have a short investment time frame (e.g., less than three years), a mutual fund that seeks to provide a stable share price, such as a money market fund, or one that seeks capital preservation as one of its objectives may be appropriate. If you have a longer investment time frame, you may seek to maximize your investment returns by investing in a mutual fund that offers greater yield or appreciation potential in exchange for greater investment risk.

What is my tolerance for risk?

All investments, including those in mutual funds, have risks which will vary depending on investment objective and security type. However, mutual funds seek to reduce risk through professional investment management and portfolio diversification.

      In general, equity mutual funds emphasize long-term capital appreciation and tend to have more volatile net asset values than bond or money market mutual funds. Although there is no guarantee that they will be able to maintain a stable net asset value of $1.00 per share, money market funds emphasize safety of principal and liquidity, but tend to offer lower income potential than bond funds. Bond funds tend to offer higher income potential than money market funds but tend to have greater risk of principal and yield volatility.

      In addition, Stein Roe believes that investment in a high yield fund provides an opportunity to diversify an investment portfolio because the economic factors that affect the performance of high-yield, high-risk debt securities differ from those that affect the performance of high-quality debt securities or equity securities.

                            PURCHASES AND REDEMPTIONS

PURCHASES THROUGH THIRD PARTIES

      You may purchase (or redeem) shares through certain broker-dealers, banks, or other intermediaries ("Intermediaries"). The state of Texas has asked that investment companies disclose in their SAIs, as a reminder to any such bank or institution, that it must be registered as a securities dealer in Texas. Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by the Trust. It is the responsibility of any such Intermediary to establish procedures insuring the prompt transmission to the Trust of any such purchase order. An Intermediary, who accepts orders that are processed at the net asset value next determined after receipt of the order by the Intermediary, accepts such orders as authorized agent or designee of the Fund. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value next determined after that business day.

      Some Intermediaries that maintain nominee accounts with the Funds for their clients for whom they hold Fund shares charge an annual fee of up to 0.35% of the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. Stein Roe and the Funds' transfer agent share in the expense of these fees, and Stein Roe pays all sales and promotional expenses.

NET ASSET VALUE

      The net asset value of each Fund is determined on days on which the New York Stock Exchange (the "NYSE") is open for regular session trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3 p.m., Central time. Please refer to Your Account--Determining Share Price in the Prospectuses for additional information on how the purchase and redemption price of Fund shares is determined.

GENERAL REDEMPTION POLICIES

      The Trust intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

      The Trust reserves the right to suspend or postpone redemptions of shares during any period when: (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets not reasonably practicable.

      You may not cancel or revoke your redemption order once instructions have been received and accepted. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please call 800-338-2550 if you have any questions about requirements for a redemption before submitting your request. The Trust reserves the right to require a properly completed application before making payment for shares redeemed.

      The Trust will generally mail payment for shares redeemed within seven days after proper instructions are received. However, the Trust normally intends to pay proceeds of a Telephone Redemption paid by wire on the next business day. If you attempt to redeem shares within 15 days after they have been purchased by check or electronic transfer, the Trust will delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, the Trust recommends that your purchase be made by federal funds wire through your bank.

      Generally, you may not use any Special Redemption Privilege to redeem shares purchased by check (other than certified or cashiers' checks) or electronic transfer until 15 days after their date of purchase. The Trust reserves the right at any time without prior notice to suspend, limit, modify, or terminate any Privilege or its use in any manner by any person or class.

      Neither the Trust, its transfer agent, nor their respective officers, trustees, directors, employees, or agents will be responsible for the authenticity of instructions provided under the Privileges, nor for any loss, liability, cost or expense for acting upon instructions furnished thereunder if they reasonably believe that such instructions are genuine. The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone under any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege are genuine. Use of any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege authorizes the Funds and their transfer agent to tape-record all instructions to redeem. In addition, callers are asked to identify the account number and registration, and may be required to provide other forms of identification. Written confirmations of transactions are mailed promptly to the registered address; a legend on the confirmation requests that the shareholder review the transactions and inform the Fund immediately if there is a problem. If the Funds do not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent instructions.

      Shares in any account you maintain with a Fund or any of the other Stein Roe Funds may be redeemed to the extent necessary to reimburse any Stein Roe Fund for any loss you cause it to sustain (such as loss from an uncollected check or electronic transfer for the purchase of shares, or any liability under the Internal Revenue Code provisions on backup withholding).

      The Trust reserves the right to suspend or terminate, at any time and without prior notice, the use of the Telephone Exchange Privilege by any person or class of persons. The Trust believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects the Funds. THEREFORE, REGARDLESS OF THE NUMBER OF TELEPHONE EXCHANGE ROUND-TRIPS MADE BY AN INVESTOR, THE TRUST GENERALLY WILL NOT HONOR REQUESTS FOR TELEPHONE EXCHANGES BY SHAREHOLDERS IDENTIFIED BY THE TRUST AS "MARKET-TIMERS" IF THE OFFICERS OF THE TRUST DETERMINE THE ORDER NOT TO BE IN THE BEST INTERESTS OF THE TRUST OR ITS SHAREHOLDERS. The Trust generally identifies as a "market-timer" an investor whose investment decisions appear to be based on actual or anticipated near-term changes in the securities markets other than for investment considerations. Moreover, the Trust reserves the right to suspend, limit, modify, or terminate, at any time and without prior notice, the Telephone Exchange Privilege in its entirety. Because such a step would be taken only if the Board of Trustees believes it would be in the best interests of the Funds, the Trust expects that it would provide shareholders with prior written notice of any such action unless the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Funds. If the Trust were to suspend, limit, modify, or terminate the Telephone Exchange Privilege, a shareholder expecting to make a Telephone Exchange might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange. During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone.

      The Telephone Exchange Privilege and the Telephone Redemption by Check Privilege will be established automatically for you when you open your account. Other Privileges must be specifically elected. A signature guarantee may be required to establish a Privilege after you open your account. Telephone Redemption by Wire Privilege and Special Electronic Transfer Redemptions may not be used to redeem shares held by a tax-sheltered retirement plan sponsored by Stein Roe.

REDEMPTION PRIVILEGES

      Exchange Privilege. You may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund offered for sale in your state if your signed, properly completed application is on file. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exercising the Exchange Privilege, you should obtain the prospectus for the no-load Stein Roe Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the no-load Stein Roe Fund being purchased.

      Telephone Exchange Privilege. You may use the Telephone Exchange Privilege to exchange an amount of $100 or more from your account by calling 800-338-2550; new accounts opened by exchange are subject to the $2,500 initial purchase minimum. GENERALLY, YOU WILL BE LIMITED TO FOUR TELEPHONE EXCHANGE ROUND-TRIPS PER YEAR AND THE FUNDS MAY REFUSE REQUESTS FOR TELEPHONE EXCHANGES IN EXCESS OF FOUR ROUND-TRIPS (A ROUND-TRIP BEING THE EXCHANGE OUT OF A FUND INTO ANOTHER NO-LOAD STEIN ROE FUND, AND THEN BACK TO THAT FUND). In addition, the Trust's general redemption policies apply to redemptions of shares by Telephone Exchange.

      Automatic Exchanges. You may use the Automatic Exchange Privilege to automatically redeem a fixed amount from your Fund account for investment in another no-load Stein Roe Fund account on a regular basis ($50 minimum; $100,000 maximum).

      Telephone Redemption by Wire Privilege. You may use this Privilege to redeem shares from your account ($1,000 minimum) by calling 800-338-2550. The proceeds will be transmitted by wire to your account at a commercial bank previously designated by you that is a member of the Federal Reserve System. The fee for wiring proceeds (currently $7.00 per transaction) will be deducted from the amount wired.

      Telephone Redemption by Check Privilege. You may use the Telephone Redemption by Check Privilege to redeem shares from your account by calling 800-338-2550. The dollar limit for telephone redemptions is $100,000 in a 30-day period. The proceeds will be sent by check to your registered address.

      Electronic Transfer Privilege. You may redeem shares by calling 800-338-2550 and requesting an electronic transfer ("Special Redemption") of the proceeds to a bank account previously designated by you at a bank that is a member of the Automated Clearing House. You may also request electronic transfers at scheduled intervals ("Automatic Redemptions"). A Special Redemption request received by telephone after 3 p.m., central time, is deemed received on the next business day. You may purchase Fund shares directly from your bank account either at regular intervals ("Regular Investments") or upon your request ("Special Investments"). Electronic transfers are subject to a $50 minimum and a $100,000 maximum. You may also have income dividends and capital gains distributions deposited directly into your bank account ("Automatic Dividend Deposits").

      Systematic Withdrawals. You may have a fixed dollar amount, declining balance, or fixed percentage of your account redeemed and sent at regular intervals by check to you or another payee.

      Dividend Purchase Option. You may have distributions from one Fund account automatically invested in another no-load Stein Roe Fund account. Before establishing this option, you should obtain and read the prospectus of the Stein Roe Fund into which you wish to have your distributions invested. The account from which distributions are made must be of sufficient size to allow each distribution to usually be at least $25.

      Check Writing Privilege. Although Municipal Money Fund does not currently charge a fee to its shareholders for the use of the special Check-Writing Redemption Privilege, the Fund pays for the cost of printing and mailing checks to its shareholders and pays charges of the bank for payment of each check. The Trust reserves the right to establish a direct charge to shareholders for use of the Privilege and both the Trust and the bank reserve the right to terminate this service. The following fees may be charged by Boston Safe Deposit & Trust
Company: $15 for a bounced check, $15 to place a stop payment on a check, and $5 to receive a copy of a paid check.

                                   MANAGEMENT

      The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. The following table sets forth certain information with respect to the trustees and officers of the Trust:

                                         POSITION(S) HELD                  PRINCIPAL OCCUPATION(S)
       NAME, AGE; ADDRESS                 WITH THE TRUST                   DURING PAST FIVE YEARS
       ------------------                 --------------                   ----------------------
Douglas A. Hacker                  45     Trustee            Executive Vice President and Chief Financial Officer of
P.O. Box 66100                                               UAL, Inc. (airline) since July, 1999; Senior Vice
Chicago, IL 60666(2)(3)                                      President and Chief Financial Officer of UAL, Inc. prior
                                                             thereto.

Janet Langford Kelly               43     Trustee            Executive Vice President-Corporate Development and
One Kellogg Square                                           Administration, General Counsel and Secretary, Kellogg
Battle Creek, MI 49016(3)                                    Company (food manufacturer), since September, 1999;
                                                             Senior Vice President, Secretary and General Counsel,
                                                             Sara Lee Corporation (branded, packaged,
                                                             consumer-products manufacturer) prior thereto.

Richard W. Lowry                   65     Trustee            Private Investor since August, 1987 (formerly Chairman
10701 Charleston Drive                                       and Chief Executive Officer, U.S. Plywood Corporation
Vero Beach, FL 32963(3)                                      (building products manufacturer)).

Salvatore Macera                   70     Trustee            Private Investor since 1981 (formerly Executive Vice
26 Little Neck Lane                                          President and Director of Itek Corporation (electronics)
New Seabury, MA  02649(2)(3)                                 from 1975 to 1981).

William E. Mayer                   61     Trustee            Managing Partner, Park Avenue Equity Partners (venture
500 Park Avenue, 5th Floor                                   capital) since 1998 (formerly Founding Partner,
New York, NY 10022(1)                                        Development Capital LLC from 1996 to 1998; Dean and
                                                             Professor, College of Business and Management,
                                                             University of Maryland from October, 1992 to November,
                                                             1996); Director of Lee Enterprises (print and on-line
                                                             media), WR Hambrecht + Co. (financial service provider)
                                                             Systech Retail Systems (retail industry technology
                                                             provider).

Charles R. Nelson                  59     Trustee            Van Voorhis Professor, Department of Economics,
Department of Economics                                      University of Washington; consultant on econometric and
University of Washington                                     statistical matters.
Seattle, WA 98195(2)(3)

John J. Neuhauser                  58     Trustee            Academic Vice President and Dean of Faculties since
84 College Road                                              August, 1999, Boston College (formerly Dean, Boston
Chestnut Hill, MA 02467-3838(3)                              College School of Management from September, 1977 to
                                                             September, 1999); Director, Saucony, Inc. (athletic
                                                             footwear).

                                         POSITION(S) HELD                  PRINCIPAL OCCUPATION(S)
       NAME, AGE; ADDRESS                 WITH THE TRUST                   DURING PAST FIVE YEARS
       ------------------                 --------------                   ----------------------
Joseph R. Palombo                  48     Trustee and        Chief Operations Officer of Mutual Funds, Liberty
One Financial Center                      Chairman of the    Financial since August, 2000; Executive Vice President
Boston, MA 02111(1)(3)                    Board              and Director of the Stein Roe since April, 1999;
                                                             Executive Vice President and Chief Administrative
                                                             Officer of Liberty Funds Group ("LFG") since April,
                                                             1999; Director of Stein Roe since September, 2000;
                                                             Trustee and Chairman of the Board of the Stein Roe
                                                             Mutual Funds since October, 2000; Manager of Stein Roe
                                                             Floating Rate Limited Liability Company since October,
                                                             2000 (formerly Vice President of the Liberty Funds from
                                                             April, 1999 to August, 2000 and Chief Operating Officer,
                                                             Putnam Mutual Funds from 1994 to 1998).

Thomas E. Stitzel                  65     Trustee            Business Consultant since 1999 (formerly Professor of
2208 Tawny Woods Place                                       Finance from 1975 to 1999 and Dean from 1977 to 1991,
Boise, ID  83706(3)                                          College of Business, Boise State University); Chartered
                                                             Financial Analyst.

Thomas C. Theobald                 64     Trustee            Managing Director, William Blair Capital Partners
Suite 1300                                                   (private equity investing) since 1994; (formerly Chief
222 West Adams Street                                        Executive Officer and Chairman of the Board of
Chicago, IL 60606(3)                                         Directors, Continental Bank Corporation); Director of
                                                             Xerox Corporation (business products and services),
                                                             Anixter International (network support equipment
                                                             distributor), Jones Lang LaSalle (real estate management
                                                             services) and MONY Group (life insurance).

Anne-Lee Verville                  56     Trustee            Chairman of the Board of Directors, Enesco Group, Inc.
359 Stickney Hill Road                                       (designer, importer and distributor of giftware and
Hopkinton, NH  03229(3)                                      collectibles); Director, LearnSomething.com, Inc.
                                                             (online educational products and services) since 2000;
                                                             author and speaker on educational systems needs
                                                             (formerly General Manager, Global Education Industry
                                                             from 1994 to 1997, and President, Applications Solutions
                                                             Division from 1991 to 1994, IBM Corporation (global
                                                             education and global applications).

Keith T. Banks                     45     President          President of the Liberty Funds since November, 2001;
Fleet Asset Management                                       Chief Investment Officer and Chief Executive Officer of
590 Madison Avenue, 36th Floor                               Fleet Asset Management since 2000 (formerly Managing
Mail Stop NY EH 30636A                                       Director and Head of U.S. Equity, J.P. Morgan Investment
New York, NY 10022                                           Management from 1996 to 2000)

                                         POSITION(S) HELD                     PRINCIPAL OCCUPATION(S)
      NAME, AGE; ADDRESS                  WITH THE TRUST                       DURING PAST FIVE YEARS
      ------------------                  --------------                       ----------------------
Vicki L. Benjamin                  39     Chief Accounting   Chief Accounting Officer of the Liberty Funds, Stein Roe
One Financial Center                      Officer            Funds and Liberty All-Star Funds since June, 2001; Vice
Boston, MA 02111(3)                                          President of LFG since April, 2001 (formerly Vice
                                                             President, Corporate Audit, State Street Bank and Trust
                                                             Company from May, 1998 to April, 2001; Staff Associate
                                                             from December, 1989 through December, 1991, Audit Senior
                                                             from January, 1992 through June, 1994, Audit Manager
                                                             from July, 1994 to June, 1997, Senior Audit Manager from
                                                             July, 1997 to May, 1998, Coopers & Lybrand).

J. Kevin Connaughton               37     Treasurer          Treasurer of the Liberty Funds and of the Liberty
One Financial Center                                         All-Star Funds since December, 2000 (formerly Controller
Boston, MA 02111(3)                                          of the Liberty Funds and of the Liberty All-Star Funds
                                                             from February, 1998 to October, 2000); Treasurer of the
                                                             Stein Roe Funds since February, 2001 (formerly
                                                             Controller from May, 2000 to February, 2001); Senior
                                                             Vice President of LFG since January, 2001 (formerly Vice
                                                             President from April, 2000 to January, 2001) (formerly
                                                             Vice President of the Advisor from February, 1998 to
                                                             October, 2000) (formerly Senior Tax Manager, Coopers &
                                                             Lybrand, LLP from April, 1996 to January, 1998).

Michelle G. Azrialy                32     Controller         Controller of the Liberty Funds and of the Liberty
One Financial Center                                         All-Star Funds since May, 2001; Vice President of LFG
Boston, MA 02111(3)                                          since March, 2001 (formerly Assistant Vice President of
                                                             Fund Administration from September, 2000 to February,
                                                             2001; Compliance Manager of Fund Administration from
                                                             September, 1999 to August, 2000) (formerly Assistant
                                                             Treasurer, Chase Global Fund Services - Boston from
                                                             August, 1996 to September, 1999).

William J. Ballou                  36     Secretary          Secretary of the Liberty Funds and of the Liberty
One Financial Center                                         All-Star Funds since October, 2000 (formerly Assistant
Boston, MA 02111                                             Secretary from October, 1997 to October, 2000);
                                                             Secretary of the Stein Roe Funds since February, 2001
                                                             (formerly Assistant Secretary from May, 2000 to
                                                             February, 2001); Senior Vice President of the Advisor
                                                             since April, 2001 (formerly Vice President from October,
                                                             1997 to March, 2001) Senior Counsel of the Advisor since
                                                             April, 2000 (formerly Counsel from October, 1997 to
                                                             March, 2000) Assistant Secretary of the Advisor since
                                                             October, 1997; Senior Vice President of LFG since April,
                                                             2001 (formerly Vice President and Counsel from October,
                                                             1997 to March, 2001); Senior Counsel of LFG since April,
                                                             2000, and Assistant Secretary since December, 1998 of
                                                             LFG (formerly Associate Counsel, Massachusetts Financial
                                                             Services Company from May, 1995 to September, 1997).

-------------------
(1) Trustee who is an "interested person" of the Trust and of Stein Roe, as defined in the Investment Company Act of 1940. Mr. Mayer is an "interested person" by reason of his affiliation with Hambrecht + Co. Mr. Palombo is an "interested person" as an employee of an affiliate of Stein Roe.
(2) Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.
(3) This person also holds the corresponding officer or trustee position with SR&F Base Trust.

      The trustees and officers of the Trust and the Portfolio are trustees or officers of other investment companies managed by Stein Roe or its affiliates; and some of the officers are also officers of Liberty Funds Distributor, Inc., the Funds' distributor.

      Officers and trustees affiliated with Stein Roe or its affiliates serve without any compensation from the Trust. In compensation for their services to the Trust, trustees who are not "interested persons" of the Trust or Stein Roe are paid an annual retainer plus an attendance fee for each meeting of the Board or standing committee thereof attended. The Trust has no retirement or pension plan. For fiscal year ended June 30, 2001 and calendar year ended December 31, 2000, the Trustees received the following compensation for serving as Trustees(a):

                                                  Aggregate                           Aggregate
                                                 Compensation                        Compensation
                                                     From            Aggregate         From High
                                Aggregate        Intermediate      Compensation          Yield       Total Compensation From
                            Compensation From     Municipals       From Managed       Municipals        the Stein Roe Fund
                             Municipal Money     Fund for the     Municipals Fund    Fund for the      Complex Paid to the
                             Market Fund for      Fiscal Year     for the Fiscal      Fiscal Year        Trustees for the
                             the Fiscal Year         Ended          Year Ended           Ended         Calendar Year Ended
Trustee                    Ended June 30, 2001   June 30, 2001     June 30, 2001     June 30, 2001     December 31, 2000(b)
-------                    -------------------   -------------     -------------     -------------     --------------------
Lindsay Cook(c)                     $0                   $0               $0                $0                 $ 0
John A. Bacon Jr.(c)               300                  700            1,000               300              98,100
William W. Boyd(c)                 300                  700            1,000               300             102,600
Douglas A. Hacker                  649                1,091            1,859               830              98,100
Janet Langford Kelly               542                  984            1,743               720              93,600
Richard W. Lowry(d)                354                  397              873               539                   0
Salvatore Macera(d)                349                  391              859               530                   0
William E. Mayer(d)                330                  371              813               501                   0
Charles R. Nelson                  649                1,091            1,859               830              98,100
John J. Neuhauser(d)               350                  392              860               531                   0
Joseph R. Palombo(e)               N/A                  N/A              N/A               N/A                 N/A
Thomas E. Stitzel(d)               342                  384              843               520                   0
Thomas C. Theobald(c)              654                1,097            1,873               839              98,100
Ann-Lee Verville(d)                361(f)               404(f)           888(f)            548(f)                0

(a) The Funds do not currently provide pension or retirement plan benefits to the Trustees.
(b) At June 30, 2001, the Stein Roe Fund Complex consisted of four series of the Trust, one series of Liberty-Stein Roe Funds Trust, four series of Liberty-Stein Roe Funds Municipal Trust, 12 series of Liberty-Stein Roe Funds Investment Trust, four series of Liberty-Stein Roe Advisor Trust, five series of SteinRoe Variable Investment Trust, 12 portfolios of SR&F Base Trust, Liberty Floating Rate Fund, Liberty-Stein Roe Institutional Floating Rate Income Fund, and Stein Roe Floating Rate Limited Liability Company.
(c) Resigned as Trustee of the Trust and the Stein Roe Funds Complex on December 27, 2000. Due to early retirement, Messrs. Bacon and Boyd received retirement payments of $95,000 and $50,000, respectively.
(d)   Elected by the shareholders of the Funds on December 27, 2000.
(e) Elected by the Trustees of the Stein Roe Funds Complex on October 17, 2000. Elected by the shareholders of the Funds on December 27, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and employee of Colonial Management Associates, Inc. (Colonial) (an affiliate of the Advisor).
(f) Total compensation of $361, $404, $888 and $548 for the Municipal Money Fund, Intermediate Municipals Fund, Managed Municipals Fund and High Yield Municipals Fund, respectively, for the fiscal year ended October 31, 2000, will be payable in later years as deferred compensation. Total compensation of $94,667 for the calendar year ended December 31, 2000, will be payable in later years as deferred compensation.

The following table sets forth the compensation paid to Messrs. Lowry, Macera, Mayer, Neuhauser, Stitzel and Ms. Verville in their capacities as Trustees of the Liberty Funds Complex (g):

                                   Total Compensation from the Liberty
                                 Funds Complex Paid to the Trustees for
                                         the Calendar Year Ended
Trustee                                     December 31, 2000
-------                                     -----------------
Richard W. Lowry                                $ 99,000
Salvatore Macera                                  98,000
William E. Mayer                                 100,000
John J. Neuhauser                                101,210
Joseph R. Palombo (h)                                N/A
Thomas E. Stitzel                                 97,000
Anne-Lee Verville                                 94,667(i)

(g) At December 31, 2000, the Liberty Funds Complex consisted of 49 open-end and 9 closed-end management investment portfolios in the Liberty Funds Group-Boston (Liberty Funds) and 17 open-end management investment portfolios in the Liberty Variable Investment Trust (LVIT) (together, the Liberty Funds Complex).
(h) Elected by the Trustees of the Liberty Funds Complex on August 23, 2000. Elected by the shareholders of the Liberty Funds Complex on December 27, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and employee of Colonial.
(i) Total compensation of $94,667 for the calendar year ended December 31, 2000, will be payable in later years as deferred compensation.

As of December 27, 2000, the Liberty Funds Complex and the Stein Roe Funds Complex were combined into one Fund Complex. Effective on December 27, 2000, the Trustees serve as Trustees for all the Funds in the combined Funds Complex.

For the calendar year ended December 31, 2000, some of the Trustees received the following compensation in their capacities as trustees or directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (together, Liberty All-Star Funds)(j):

                                  Total Compensation from Liberty
                                  All-Star Funds for the Calendar
Trustee                                     Year Ended
                                       December 31, 2000(k)
                                       --------------------
Richard W. Lowry                              $25,000
William E. Mayer                               25,000
John J. Neuhauser                              25,000
Joseph R. Palombo (l)                           N/A

(j) On January 25, 2001, the shareholders of Liberty All-Star Growth & Income Fund, the only series of Liberty Funds Trust IX, approved the acquisition of the Fund by Liberty Growth & Income Fund, one of the funds in the Liberty Funds Complex. The acquisition was effected on February 9, 2001.
(k) The Liberty All-Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).
(l) Elected by the Trustees and Directors of the Liberty All-Star Funds on October 25, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and Director and employee of Colonial. Because Mr. Palombo is an "interested person" of LAMCO, he resigned his position as a Trustee and Director of the Liberty All-Star Funds on November 1, 2001

                              FINANCIAL STATEMENTS

      Please refer to the June 30, 2001 Financial Statements (statements of assets and liabilities and schedules of investments as of June 30, 2001 and the statements of operations, changes in net assets, financial highlights and notes thereto) and the report of independent auditors contained in the June 30, 2001 Annual Report of the Funds. The Financial Statements and the report of independent auditors (but no other material from the Annual Report) are incorporated herein by reference. The Annual Report may be obtained at no charge by telephoning 800-338-2550.

                             PRINCIPAL SHAREHOLDERS

      As of September 30, 2001, the Trustees and Officers of the Trust owned as a group less than 1% of the then outstanding shares of each Fund.

      As of September 30, 2001, the only persons known by the Trust to own of record or "beneficially" 5% or more of the Funds' then outstanding shares within the definition of that term as contained in Rule 13d-3 under the Securities Exchange Act of 1934 were as follows:

                                                                             APPROXIMATE % OF
      NAME AND ADDRESS                            FUND                    OUTSTANDING SHARES HELD
      ----------------                            ----                    -----------------------
National Financial Service Corp.      Intermediate Municipals Fund         596,456.1250 shares,
P.O. Box 3908                                                                        5.02%
Church Street Station
New York, NY 10008-3908

Charles Schwab & Co., Inc.            Intermediate Municipals Fund         2,189,202.7290 shares,
101 Montgomery Street                                                               18.44%
San Francisco, CA 94104-4122

Charles Schwab & Co., Inc.             High Yield Municipals Fund          2,383,281.2340 shares,
101 Montgomery Street                                                               12.01%
San Francisco, CA 94104-4122

Charles Schwab & Co., Inc.             Managed Municipals Fund             3,204,943.7880 shares,
101 Montgomery Street                                                                6.34%
San Francisco, CA 94104-4122

As of record on September 30, 2001, there were the following record holders of the Funds:

       FUND                                                   RECORD HOLDERS
       ----                                                   --------------
       Municipal Money Fund                                        1,578
       Intermediate Municipals Fund                                1,453
       Managed Municipals Fund                                     5,821
       High-Yield Municipals Fund                                  3,517

                     INVESTMENT ADVISORY AND OTHER SERVICES

      Stein Roe & Farnham Incorporated serves as investment adviser to Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Portfolio, and Municipal Money Portfolio. Stein Roe also provides administrative services to each Fund and Portfolio. Stein Roe is a wholly owned subsidiary of Liberty Fund Services Inc. ("LFSI"), the Funds' transfer agent, which is a wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which is a majority owned subsidiary of Liberty Corporate Holdings, Inc., which is a wholly owned subsidiary of LFC Holdings, Inc., which is a wholly owned subsidiary of Liberty Mutual Equity Corporation, which is a wholly owned subsidiary of Liberty Mutual Insurance Company. Liberty Mutual Insurance Company is a mutual insurance company, principally in the property/casualty insurance field, organized under the laws of Massachusetts in 1912.

      The directors of Stein Roe are C. Allen Merritt, Jr., J. Andrew Hilbert, Stephen E. Gibson and Joseph R. Palombo. Mr. Merritt is Chief Operating Officer of Liberty Financial. Mr. Hilbert is Senior Vice President and Chief Financial Officer of Liberty Financial. The positions held by Messrs. Gibson and Palombo are listed above. The business address of Messrs. Merritt and Hilbert is Federal Reserve Plaza, Boston, MA 02210. The business address of Messrs. Gibson and Palombo is One Financial Center, Boston, MA 02111.

      Stein Roe Counselor(SM) is a professional investment advisory service offered by Stein Roe to Fund shareholders. Stein Roe Counselor(SM) is designed to help shareholders construct Fund investment portfolios to suit their individual needs. Based on information shareholders provide about their financial goals and objectives in response to a questionnaire, Stein Roe's investment professionals create customized portfolio recommendations. Shareholders participating in Stein Roe Counselor(SM) are free to self direct their investments while considering Stein Roe's recommendations. In addition to reviewing shareholders' goals and objectives periodically and updating portfolio recommendations to reflect any changes, Stein Roe provides shareholders participating in these programs with dedicated representatives. Other distinctive services include specially designed account statements with portfolio performance and transaction data, asset allocation planning tools, newsletters, customized website content, and regular investment, economic and market updates. A $50,000 minimum investment is required to participate in the program.

      In return for its services, Stein Roe is entitled to receive a monthly administrative fee from each Fund and a monthly management fee from Intermediate Municipals Fund, Managed Municipals Fund, and each Portfolio. The table below shows the annual rates of such fees as a percentage of average net assets, gross fees paid for the three most recent fiscal years, and any expense reimbursements by Stein Roe (dollars in thousands):

                                                                                         YEAR         YEAR        YEAR
                                                        CURRENT RATES (AS % OF           ENDED        ENDED       ENDED
       FUND/PORTFOLIO               TYPE                 AVERAGE NET ASSETS)            6/30/01      6/30/00     6/30/99
       --------------               ----                 -------------------            -------      -------     -------
Municipal Money Market Fund     Management fee        N/A                                   --           --          --

                                Administrative fee    .250% up to $500 million,
                                                      .200% next $500 million,
                                                      .150% thereafter                    $286         $289       $ 301

Municipal Money Market          Reimbursement         Expenses exceeding .70%              131          111         108
    Portfolio

Intermediate Municipals Fund    Management fee        .250%                                320          316         339

                                Management fee        .450% up to $100 million,
                                                      .425% next $100 million,
                                                      .400% thereafter                     643          644         850

                                Administrative fee    .150% up to $100 million,
                                                      .125% next $100 million,
                                                      .100% thereafter                     207          208         267

Managed Municipals Fund         Reimbursement         Expenses exceeding .70%              250          168         179

                                Management fee        .450% up to $100 million,
                                                      .425% next $100 million,
                                                      .400% next $800 million,
                                                      .375% thereafter                   1,930        1,923       2,372

High-Yield Municipals           Administrative fee    .150% up to $100 million,
    Fund                                              .125% next $100 million,
                                                      .100% next $800 million,
                                                      .075% thereafter                     539          563         649

                                Management fee         --                                   --           --          --

High-Yield Municipals           Administrative fee    .150% up to $100 million,
    Portfolio                                         .125% next $100 million,
                                                      .100% thereafter                     315          317         424

                                Management fee        .450% up to $100 million,
                                                      .425% next $100 million,
                                                      .400% thereafter                   1,040        1,163       1,399

      Stein Roe provides office space and executive and other personnel to the Funds and bears any sales or promotional expenses. Each Fund pays all expenses other than those paid by Stein Roe, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization.

      The administrative agreement provides that Stein Roe shall reimburse each Fund to the extent that total annual expenses of the Fund (including fees paid to Stein Roe, but excluding taxes, interest, brokers' commissions and other normal charges incident to the purchase and sale of portfolio securities, and expenses of litigation to the extent permitted under applicable state law) exceed the applicable limits prescribed by any state in which the shares of such Fund are being offered for sale to the public; however, such reimbursement for any fiscal year will not exceed the amount of the fees paid by the Fund under that agreement for such year. In addition, in the interest of further limiting expenses, from time to time, Stein Roe may waive its fees and/or absorb certain expenses for a Fund. Any such reimbursements will enhance the yield of such Fund.

      Each management agreement provides that neither Stein Roe nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Fund (or Portfolio) for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by Stein Roe of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on Stein Roe's part in the performance of its duties or from reckless disregard by Stein Roe of its obligations and duties under that agreement.

      Any expenses that are attributable solely to the organization, operation, or business of a series of the Trust are paid solely out of the assets of that series. Any expenses incurred by the Trust that are not solely attributable to a particular series are apportioned in such a manner as Stein Roe determines is fair and appropriate, unless otherwise specified by the Board of Trustees.

BOOKKEEPING AND ACCOUNTING AGREEMENT

      Stein Roe is responsible for providing accounting and bookkeeping services to the Funds and Portfolios pursuant to an accounting and bookkeeping agreements. Under a separate agreement (Outsourcing Agreement), Stein Roe has delegated those functions to State Street Bank and Trust Company (State Street). Stein Roe pays fees to State Street under the Outsourcing Agreement.

      Under its accounting and bookkeeping agreements with the Funds and Portfolios, Stein Roe receives from each Fund and Portfolio a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

      - From each Fund that is a stand-alone fund or a master fund in a master fund/feeder fund structure, an annual flat fee of $10,000, paid monthly;
      -     From each Fund that is a feeder fund in a master fund/feeder fund structure, an annual flat fee of $5,000, paid monthly; and
      -     In any month that a Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund that is determined by the following formula:

                  [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement)] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

      Each Fund reimburses Stein Roe for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

                                   DISTRIBUTOR

      Shares of the Funds are distributed by Liberty Funds Distributor, Inc. ("Distributor"), One Financial Center, Boston, MA 02111, under a Distribution Agreement. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (1) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and (2) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses.

      As agent, the Distributor offers shares of the Funds to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. No sales commission or "12b-1" payment is paid by any Fund. The Distributor offers the Funds' shares only on a best-efforts basis.

                                 TRANSFER AGENT

      Liberty Funds Services Inc. ("LFSI"), One Financial Center, Boston, MA 02111, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records. For performing these services, LFS receives a fee based on the following:

- An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus
- An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus
- A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus

- A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of each Fund for such month; plus
- Each Fund's allocated share of LFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. ("DST") under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.

Under a separate agreement, LFSI also provides certain investor accounting services to each Portfolio.

                                    CUSTODIAN

      State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, is the custodian for the Trust and SR&F Base Trust. It is responsible for holding all securities and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses, and performing other administrative duties, all as directed by authorized persons. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Trusts have authorized the custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

                              INDEPENDENT AUDITORS

      The independent auditors for the Trust and each Portfolio are Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116. The independent auditors audit and report on the annual financial statements, review certain regulatory reports and the federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trusts.

                             PORTFOLIO TRANSACTIONS

      For the purposes of discussion under Portfolio Transactions, the term "Fund" refers to Municipal Money Fund, Municipal Money Portfolio, Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund, and High-Yield Municipals Portfolio.

      Stein Roe places the orders for the purchase and sale of portfolio securities and options and futures contracts for its clients, including private clients and mutual fund clients ("Clients"). Portfolio securities are purchased both in underwritings and in the over-the-counter market. The Funds paid no commissions on futures transactions or any other transactions during the past three fiscal years. Included in the price paid to an underwriter of a portfolio security is the spread between the price paid by the underwriter to the issuer and the price paid by the purchaser. Purchases and sales of portfolio securities in the over-the-counter market usually are transacted with a broker or dealer on a net basis, without any brokerage commission being paid by a Fund, but do reflect the spread between the bid and asked prices. Stein Roe may also transact purchases of portfolio securities directly with the issuers.

      Stein Roe's overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include Stein Roe's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; Stein Roe's knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and Stein Roe's knowledge of actual or apparent operation problems of any broker or dealer.

      Recognizing the value of these factors, Stein Roe may cause a Client to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction. Stein Roe has established internal policies for the guidance of its trading personnel, specifying minimum and maximum commissions to be paid for various types and sizes of transactions and effected for Clients in those cases where Stein Roe has discretion to select the broker or dealer by which the transaction is to be executed. Stein Roe has discretion for all trades of the Funds. Transactions which vary from the guidelines are subject to periodic supervisory review. These guidelines are reviewed and periodically adjusted, and the general level of brokerage commissions paid is periodically reviewed by Stein Roe. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by Stein Roe's trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Stein Roe, and reports are made annually to the Board of Trustees.

      Stein Roe maintains and periodically updates a list of approved brokers and dealers which, in Stein Roe's judgment, are generally capable of providing best price and execution and are financially stable. Stein Roe's traders are directed to use only brokers and dealers on the approved list, except in the case of Client designations of brokers or dealers to effect transactions for such Clients' accounts. Stein Roe generally posts certain Client information on the "Alert" broker database system as a means of facilitating the trade affirmation and settlement process.

      It is Stein Roe's practice, when feasible, to aggregate for execution as a single transaction orders for the purchase or sale of a particular security for the accounts of several Clients, in order to seek a lower commission or more advantageous net price. The benefit, if any, obtained as a result of such aggregation generally is allocated pro rata among the accounts of Clients which participated in the aggregated transaction. In some instances, this may involve the use of an "average price" execution wherein a broker or dealer to which the aggregated order has been given will execute the order in several separate transactions during the course of a day at differing prices and, in such case, each Client participating in the aggregated order will pay or receive the same price and commission, which will be an average of the prices and commissions for the several separate transactions executed by the broker or dealer.

      Stein Roe sometimes makes use of an indirect electronic access to the New York Stock Exchange's "SuperDOT" automated execution system, provided through a NYSE member floor broker, W&D Securities, Inc., a subsidiary of Jeffries & Co., Inc., particularly for the efficient execution of smaller orders in NYSE listed equities. Stein Roe sometimes uses similar arrangements through Billings & Co., Inc. and Driscoll & Co., Inc., floor broker members of the Chicago Stock Exchange, for transactions to be executed on that exchange. In using these arrangements, Stein Roe must instruct the floor broker to refer the executed transaction to another brokerage firm for clearance and settlement, as the floor brokers do not deal with the public. Transactions of this type sometimes are referred to as "step-in" or "step-out" transactions. The brokerage firm to which the executed transaction is referred may include, in the case of transactions effected through W&D Securities, brokerage firms which provide Stein Roe investment research or related services.

      Stein Roe places certain trades for the Funds through its affiliate AlphaTrade, Inc. ("ATI"). ATI is a wholly owned subsidiary of Colonial Management Associates, Inc. ATI is a fully disclosed introducing broker that limits its activities to electronic execution of transactions in listed equity securities. The Funds pay ATI a commission for these transactions. The Funds have adopted procedures consistent with Investment Company Act Rule 17e-1 governing such transactions. Certain of Stein Roe's officers also serve as officers, directors and/or employees of ATI.

      CONSISTENT WITH THE CONTRACT RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. AND SUBJECT TO SEEKING BEST EXECUTING AND SUCH OTHER POLICIES AS THE TRUSTEES OF THE FUNDS MAY DETERMINE, STEIN ROE MAY CONSIDER SALES OF SHARES OF EACH OF THE FUNDS AS A FACTOR IN THE SELECTION OF BROKER-DEALERS TO EXECUTE SUCH MUTUAL FUND SECURITIES TRANSACTIONS.

INVESTMENT RESEARCH PRODUCTS AND SERVICES FURNISHED BY BROKERS AND DEALERS

      Stein Roe engages in the long-standing practice in the money management industry of acquiring research and brokerage products and services ("research products") from broker-dealer firms in return directing trades for Client accounts to those firms. In effect, Stein Roe is using the commission dollars generated from these Client accounts to pay for these research products. The money management industry uses the term "soft dollars" to refer to this industry practice. Stein Roe may engage in soft dollar transactions on trades for those Client accounts for which Stein Roe has the discretion to select the brokers-dealer.

      The ability to direct brokerage for a Client account belongs to the Client and not to Stein Roe. When a Client grants Stein Roe the discretion to select broker-dealers for Client trades, Stein Roe has a duty to seek the best combination of net price and execution. Stein Roe faces a potential conflict of interest with this duty when it uses Client trades to obtain soft dollar products. This conflict exists because Stein Roe is able to use the soft dollar products in managing its Client accounts without paying cash ("hard dollars") for the product. This reduces Stein Roe's expenses.

      Moreover, under a provision of the federal securities laws applicable to soft dollars, Stein Roe is not required to use the soft dollar product in managing those accounts that generate the trade. Thus, the Client accounts that generate the brokerage commission used to acquire the soft dollar product may not benefit directly from that product. In effect, those accounts are cross subsidizing Stein Roe's management of the other accounts that do benefit directly from the product. This practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner. Although it is inherently difficult, if not impossible, to document, Stein Roe believes that over time most, if not all, Clients benefit from soft dollar products such that cross subsidizations even out.

      Stein Roe attempts to reduce or eliminate this conflict by directing Client trades for soft dollar products only if Stein Roe concludes that the broker-dealer supplying the product is capable of providing a combination of the best net price and execution on the trade. As noted above, the best net price, while significant, is one of a number of judgmental factors Stein Roe considers in determining whether a particular broker is capable of providing the best net price and execution. Stein Roe may cause a Client account to pay a brokerage commission in a soft dollar trade in excess of that which another broker-dealer might have charged for the same transaction.

      Stein Roe acquires two types of soft dollar research products: (i) proprietary research created by the broker-dealer firm executing the trade and
(ii) other products created by third parties that are supplied to Stein Roe through the broker-dealer firm executing the trade.

      Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Stein Roe's research analysts periodically rate the quality of proprietary research produced by various broker-dealer firms. Based on these evaluations, Stein Roe develops target levels of commission dollars on a firm-by-firm basis. Stein Roe attempts to direct trades to each firm to meet these targets.

      Stein Roe also uses soft dollars to acquire products created by third parties that are supplied to Stein Roe through broker-dealers executing the trade (or other broker-dealers who "step in" to a transaction and receive a portion of the brokerage commission for the trade). These products include the following:

- Database Services--comprehensive databases containing current and/or historical information on companies and industries. Examples include historical securities prices, earnings estimates, and SEC filings. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).
- Quotation/Trading/News Systems--products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.
- Economic Data/Forecasting Tools--various macro economic forecasting tools, such as economic data and economic and political forecasts for various countries or regions.
- Quantitative/Technical Analysis--software tools that assist in quantitative and technical analysis of investment data.
- Fundamental Industry Analysis--industry-specific fundamental investment research.
- Fixed Income Security Analysis--data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, that are relevant to fixed income securities.
- Other Specialized Tools--other specialized products, such as specialized economic consulting analyses and attendance at investment oriented conferences.

      Many third-party products include computer software or on-line data feeds. Certain products also include computer hardware necessary to use the product.

      Certain of these third party services may be available directly from the vendor on a hard dollar basis. Others are available only through broker-dealer firms for soft dollars. Stein Roe evaluates each product to determine a cash ("hard dollars") value of the product to Stein Roe. Stein Roe then on a product-by-product basis targets commission dollars in an amount equal to a specified multiple of the hard dollar value to the broker-dealer that supplies the product to Stein Roe. In general, these multiples range from 1.25 to 1.85 times the hard dollar value. Stein Roe attempts to direct trades to each firm to meet these targets. (For example, if the multiple is 1.5:1.0, assuming a hard dollar value of $10,000, Stein Roe will target to the broker-dealer providing the product trades generating $15,000 in total commissions.)

      The targets that Stein Roe establishes for both proprietary and for third party research products typically will reflect discussions that Stein Roe has with the broker-dealer providing the product regarding the level of commissions it expects to receive for the product. However, these targets are not binding commitments, and Stein Roe does not agree to direct a minimum amount of commissions to any broker-dealer for soft dollar products. In setting these targets, Stein Roe makes a determination that the value of the product is reasonably commensurate with the cost of acquiring it. These targets are established on a calendar year basis. Stein Roe will receive the product whether or not commissions directed to the applicable broker-dealer are less than, equal to or in excess of the target. Stein Roe generally will carry over target shortages and excesses to the next year's target. Stein Roe believes that this practice reduces the conflicts of interest associated with soft dollar transactions, since Stein Roe can meet the non-binding expectations of broker-dealers providing soft dollar products over flexible time periods. In the case of third party products, the third party is paid by the broker-dealer and not by Stein Roe. Stein Roe may enter into a contract with the third party vendor to use the product. (For example, if the product includes software, Stein Roe will enter into a license to use the software from the vendor.)

      In certain cases, Stein Roe uses soft dollars to obtain products that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. As of the date of this SAI, Stein Roe acquires two mixed use products. These are (i) a fixed income security data service and (ii) a mutual fund performance ranking service. In each case, Stein Roe makes a good faith evaluation of the research and non-research uses of these services. These evaluations are based upon the time spent by Firm personnel for research and non-research uses. Stein Roe pays the provider in cash ("hard dollars") for the non-research portion of its use of these products.

      Stein Roe may use research obtained from soft dollar trades in the management of any of its discretionary accounts. Thus, consistent with industry practice, Stein Roe does not require that the Client account that generates the trade receive any benefit from the soft dollar product obtained through the trade. As noted above, this may result in cross subsidization of soft dollar products among Client accounts. As noted therein, this practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner.

      In certain cases, Stein Roe will direct a trade to one broker-dealer with the instruction that it execute the trade and pay over a portion of the commission from the trade to another broker-dealer who provides Stein Roe with a soft dollar research product. The broker-dealer executing the trade "steps out" of a portion of the commission in favor of the other broker-dealer providing the soft dollar product. Stein Roe may engage in step out transactions in order to direct soft dollar commissions to a broker-dealer which provides research but may not be able to provide best execution. Brokers who receive step out commissions typically are brokers providing a third party soft dollar product that is not available on a hard dollars basis. Stein Roe has not engaged in step out transactions as a manner of compensating broker-dealers that sell shares of investment companies managed by Stein Roe.

      The Board of Trustees of each Trust has reviewed the legal aspects and the practicability of attempting to recapture underwriting discounts or selling concessions included in prices paid by the Funds for purchases of Municipal Securities in underwritten offerings. Each Fund attempts to recapture selling concessions on purchases during underwritten offerings; however, the Adviser will not be able to negotiate discounts from the fixed offering price for those issues for which there is a strong demand, and will not allow the failure to obtain a discount to prejudice its ability to purchase an issue. Each Board periodically reviews efforts to recapture concessions and whether it is in the best interests of the Funds to continue to attempt to recapture underwriting discounts or selling concessions.

For the fiscal year ending June 30, 2001, the High Yield Municipals Portfolio paid $ in commissions on futures transactions.

                      ADDITIONAL INCOME TAX CONSIDERATIONS

      Each Fund intends to qualify under Subchapter M of the Internal Revenue Code and to comply with the special provisions of the Internal Revenue Code that relieve it of federal income tax to the extent of its net investment income and capital gains currently distributed to shareholders. Throughout this section, the term "Fund" also refers to a Portfolio.

      Each Fund intends to distribute substantially all of its income, tax-exempt and taxable, including any net realized capital gains, and thereby be relieved of any federal income tax liability to the extent of such distributions. Each Fund intends to retain for its shareholders the tax-exempt status with respect to tax-exempt income received by the Fund. The distributions will be designated as "exempt-interest dividends," taxable ordinary income, and capital gains. The Funds may also invest in Municipal Securities the interest on which is subject to the federal alternative minimum tax. The source of exempt-interest dividends on a state-by-state basis and the federal income tax status of all distributions will be reported to shareholders annually. Such report will allocate income dividends between tax-exempt, taxable income, and alternative minimum taxable income in approximately the same proportions as that Fund's total income during the year. Accordingly, income derived from each of these sources by a Fund may vary substantially in any particular distribution period from the allocation reported to shareholders annually. The proportion of such dividends that constitutes taxable income will depend on the relative amounts of assets invested in taxable securities, the yield relationships between taxable and tax-exempt securities, and the period of time for which such securities are held. Each Fund may, under certain circumstances, temporarily invest its assets so that less than 80% of gross income during such temporary period will be exempt from federal income taxes. (See Investment Policies.)

      Because capital gains distributions reduce net asset value, if a shareholder purchases shares shortly before a record date he will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost.

However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

      Because the taxable portion of each Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as "exempt-interest dividends," will qualify under the Internal Revenue Code for the dividends received deduction available to corporations.

      Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of a Fund is not deductible for federal income tax purposes. Under rules applied by the Internal Revenue Service to determine whether borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may, depending upon the circumstances, be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

      If you redeem at a loss shares of a Fund held for six months or less, that loss will not be recognized for federal income tax purposes to the extent of exempt-interest dividends you have received with respect to those shares. If any such loss exceeds the amount of the exempt-interest dividends you received, that excess loss will be treated as a long-term capital loss to the extent you receive any long-term capital gain distribution with respect to those shares.

      Persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds should consult their own tax advisors before purchasing shares. Such persons may find investment in the Funds unsuitable for tax reasons. Corporate investors may also wish to consult their own tax advisors before purchasing shares. In addition, certain property and casualty insurance companies, financial institutions, and United States branches of foreign corporations may be adversely affected by the tax treatment of the interest on Municipal Securities.

                             INVESTMENT PERFORMANCE

MUNICIPAL MONEY FUND

            Municipal Money Fund may quote a "Current Yield" or "Effective Yield" or both from time to time. The Current Yield is an annualized yield based on the actual total return for a seven-day period. The Effective Yield is an annualized yield based on a daily compounding of the Current Yield. These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period ("Beginning Account Value"), excluding capital changes. The Net Change in Account Value will always equal the total dividends declared with respect to the account, assuming a constant net asset value of $1.00. A "Tax-Equivalent Yield" is computed by dividing the portion of the "Yield" that is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. Performance results reflect any waiver or reimbursement by the Advisor of expenses. Absent this waiver or reimbursement arrangement, performance results would have been lower. See Prospectus for details.

            The Yields are then computed as follows:

                           Net Change in Account Value                  365
                      --------------------------------------          ---------
Current Yield    =          Beginning Account Value               x       7

                      [1 + Net Change in Account Value ](365/7)
                      -----------------------------------------
Effective Yield  =            Beginning Account Value             -       1

            The Yields of Municipal Money Fund* for the seven-day period ended June 30, 2001, were:

                  Current Yield = 2.69%Effective Yield = 2.73%
               Tax-Equivalent Yield = % (assuming 38.6% tax rate)

      The dollar-weighted average portfolio maturity for the seven days ended June 30, 2001, was 47 days.

      In addition to fluctuations reflecting changes in net income of the Fund, resulting from changes in its proportionate share of Municipal Money Portfolio's investment income and expenses, the Fund's yield also would be affected if the Fund or Municipal Money Portfolio were to restrict or supplement their respective dividends in order to maintain a net asset value at $1.00 per share. Asset changes resulting from net purchases or net redemptions may affect yield. Accordingly, the Fund's yield may vary from day to day and the yield stated for a particular past period is not a representation as to its future yield. The Fund's yield is not assured and its principal is not insured; however, the Fund will attempt to maintain its net asset value per share at $1.00.

      Comparison of the Fund's yield with those of alternative investments (such as savings accounts, various types of bank deposits, and other money market funds) should be made with consideration of differences between the Fund and the alternative investments, differences in the periods and methods used in the calculation of the yields being compared, and the impact of income taxes on alternative investments.

INTERMEDIATE MUNICIPALS FUND, MANAGED MUNICIPALS FUND, AND HIGH-YIELD MUNICIPALS FUND

      Intermediate Municipals Fund, Managed Municipals Fund, and High-Yield Municipals Fund may quote yield figures from time to time. The "Yield" of a Fund is computed by dividing the net investment income per share earned during a 30-day period (using the average number of shares entitled to receive dividends) by the net asset value per share on the last day of the period. The Yield formula provides for semiannual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. A "Tax-Equivalent Yield" is computed by dividing the portion of the Yield that is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Yield that is not tax-exempt.

      The Yield formula is as follows: YIELD = 2[((a-b/cd) +1)(6) - 1].

Where:      a = Dividends and interest earned during the period. (For this purpose, the Fund will recalculate the yield to maturity based on market value of each portfolio security on each business day on which net asset value is calculated.)
            b = Expenses accrued for the period (net of reimbursements).
            c = The average daily number of shares outstanding during the period that were entitled to receive dividends.
            d = The ending net asset value of the Fund for the period.

      The Yields of the Funds for the 30-day period ended June 30, 2001, were:

      Intermediate Municipals Fund            Managed Municipals Fund

      Yield = 3.98%                           Yield = 4.61%
      Tax-Equivalent Yield = 6.48 %           Tax-Equivalent Yield = 7.51 %
      (assuming 38.6% tax rate)               (assuming 38.6% tax rate)

                        High-Yield Municipals Fund

                        Yield = 5.47%
                        Tax-Equivalent Yield = 8.91%
                        (assuming 38.6% tax rate)

ALL FUNDS

         Each Fund may quote total return figures from time to time. A "Total Return" is your return on an investment which takes into account the change in value of your investment with distributions reinvested. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value. A Fund may also quote tax-equivalent total return figures or other tax-equivalent measures of performance.

      Average Annual Total Return is computed as follows: ERV = P(1+T)(n)

Where:      P     =      a hypothetical initial payment of $1,000.
            T     =      average annual total return.
            N     =      number of years.
            ERV   =      ending redeemable value of a hypothetical $1,000
                         payment made at the beginning of the period at the end of the period (or fractional portion).

      For example, for a $1,000 investment in a Fund, the "Average Annual Total Return" at June 30, 2001, were:

                                                       AVERAGE ANNUAL
                                                      TOTAL RETURN (%)
                                                      ----------------
        Municipal Money Fund*
             1 year                                         3.39%
             5 years                                        3.09%
             10 years                                       2.88%

        Intermediate Municipals Fund*
             1 year                                         8.74%
             5 years                                        5.53%
             10 years                                       6.18%

        Managed Municipals Fund
             1 year                                        10.13%
             5 years                                        6.05%
             10 years                                       6.56%

        High-Yield Municipals Fund
             1 year                                         6.78%
             5 years                                        5.34%
             10 years                                       5.97%

      *Performance results reflect any waiver or reimbursement by the Advisor of expenses. Absent this waiver or reimbursement arrangement, performance results would have been lower. See Prospectus for details.

      Investment performance figures assume reinvestment of all dividends and distributions, and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although investment performance information is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

      A Fund may note its mention in newspapers, magazines, or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines that might mention the Funds include, but are not limited to, the following:

Arizona Republic                      Fortune                                   No-Load Fund Investor
Atlanta Constitution                  Fund Action                               Pension World
Atlantic Monthly                      Fund Marketing Alert                      Pensions and Investment

Associated Press                      Gourmet                                   Personal Investor
Barron's                              Individual Investor                       Physicians Financial News
Bloomberg                             Investment Dealers' Digest                Jane Bryant Quinn (syndicated column)
Boston Globe                          Investment News                           Reuters
Boston Herald                         Investor's Business Daily                 The San Francisco Chronicle
Business Week                         Kiplinger's Personal Finance Magazine     Securities Industry Daily
Chicago Tribune                       Knight-Ridder                             Smart Money
Chicago Sun-Times                     Lipper Analytical Services                Smithsonian
Cleveland Plain Dealer                Los Angeles Times                         Strategic Insight
CNBC                                  Louis Rukeyser's Wall Street              Street.com
CNN                                   Money                                     Time
Crain's Chicago Business              Money on Line                             Travel & Leisure
Consumer Reports                      Morningstar                               USA Today
Consumer Digest                       Mutual Fund Market News                   U.S. News & World Report
Dow Jones Investment Advisor          Mutual Fund News Service                  Value Line
Dow Jones Newswire                    Mutual Funds Magazine                     The Wall Street Journal
Fee Advisor                           Newsday                                   The Washington Post
Financial Planning                    Newsweek                                  Working Women
Financial World                       New York Daily News                       Worth
Forbes                                The New York Times                        Your Money

      In advertising and sales literature, a Fund may compare its yield and performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance. All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds believe to be generally accurate.

      All of the Funds may compare their performance to the Consumer Price Index (All Urban), a widely-recognized measure of inflation.

MUNICIPAL MONEY FUND

      Municipal Money Fund may compare its yield to the average yield of the following: Donoghue's Money Fund Averages(TM)--Stockbroker and General Purpose categories; and the Lipper All Short-Term Tax-Free Categories(TM).

      Municipal Money Fund may also compare its tax-equivalent yield to the average rate for the taxable fund category for the aforementioned services. Should these services reclassify the Fund into a different category or develop (and place the Fund into) a new category, the Fund may compare its performance, rank, or yield with those of other funds in the newly-assigned category as published by the service.

      Investors may desire to compare Municipal Money Fund's performance and features to that of various bank products. The Fund may compare its tax-equivalent yield to the average rates of bank and thrift institution money market deposit accounts, Super N.O.W. accounts, and certificates of deposit. The rates published weekly by the BANK RATE MONITOR(C), a North Palm Beach (Florida) financial reporting service, in its BANK RATE MONITOR(C) National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by one hundred leading banks and thrift institutions in the top ten Consolidated Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution and compounding methods vary. Super N.O.W. accounts generally offer unlimited checking, while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution. Bank account deposits may be insured. Shareholder accounts in the Fund are not insured. Bank passbook savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank passbook savings accounts normally offer a fixed rate of interest while the yield of the Fund fluctuates. Bank checking accounts normally do not pay interest but compete with money market mutual funds with respect to certain liquidity features (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of the Fund are redeemable at the next determined net asset value (normally, $1.00 per share) after a request is received, without charge.

INTERMEDIATE MUNICIPALS FUND, MANAGED MUNICIPALS FUND, AND HIGH-YIELD MUNICIPALS FUND

      Intermediate Municipals Fund, Managed Municipals Fund, and High-Yield Municipals Fund may compare performance to the benchmarks indicated below:

                        BENCHMARK                                                 FUND(S)
Lehman Brothers Municipal Bond Index                               High-Yield Municipals Fund, Managed
                                                                   Municipals Fund

Lehman Brothers 10-Year Municipal Bond Index                       Intermediate Municipals Fund

Lehman Brothers 7-Year Municipal Bond Index                        Intermediate Municipals Fund

Lipper Intermediate (5-10 year) Municipal Bond Funds Average       Intermediate Municipals Fund

Lipper General Municipal Bond Funds Average                        Managed Municipals Fund

Lipper High-Yield Municipal Bond Funds Average                     High-Yield Municipals Fund

Lipper Municipal Bond Fund Average                                 Intermediate Municipals Fund,
                                                                   Managed Municipals Fund, High-Yield
                                                                   Municipals Fund

Morningstar Municipal Bond (General) Funds Average                 Managed Municipals Fund,
                                                                   Intermediate Municipals Fund

Morningstar Municipal Bond (High-Yield) Funds Average              High-Yield Municipals Fund

Morningstar Long-Term Tax-Exempt Fund Average                      High-Yield Municipals Fund,
                                                                   Intermediate Municipals Fund,
                                                                   Managed Municipals Fund

      The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated, and published by these independent services that monitor the performance of mutual funds. The Funds may also use comparative performance as computed in a ranking by those services or category averages and rankings provided by another independent service. Should these services reclassify a Fund to a different category or develop (and place a Fund into) a new category, that Fund may compare its performance or rank with those of other funds in the newly-assigned category (or the average of such category) as published by the service.

      In advertising and sales literature, a Fund may also cite its rating, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of its monthly returns less the 3-month T-bill return) from its load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

      Investors may desire to compare a Fund's performance to that of various bank products. A Fund may compare its tax-equivalent yield to the average rates of bank and thrift institution certificates of deposit. The rates published weekly by the BANK RATE MONITOR(C), a North Palm Beach (Florida) financial reporting service, in its BANK RATE MONITOR(C) National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by one hundred leading banks and thrift institutions in the top ten Consolidated Standard Metropolitan Statistical Areas. Bank account minimums range upward from $2,500 in each institution and compounding methods vary. Rates are subject to change at any time specified by the institution. A Fund's net asset value and investment return will vary. Bank account deposits may be insured; Fund accounts are not insured. Bank certificates of deposit may offer fixed or variable rates for a set term. Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of the Fund are redeemable at the next determined net asset value after a request is received, without charge.

         Intermediate Municipals Fund, Managed Municipals Fund, and High-Yield Municipals Fund may also compare their respective tax-equivalent yields to the average rate for the taxable fund category of the aforementioned services.

      Of course, past performance is not indicative of future results.

                                ----------------

      To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:

                                    Common stocks
                                    Small company stock
                                    Long-term corporate bonds
                                    Long-term government bonds
                                    Intermediate-term government bonds
                                    U.S. Treasury bills
                                    Consumer Price Index

      A Fund may also use hypothetical returns to be used as an example in a mix of asset allocation strategies. One such example is reflected in the chart below, which shows the effect of tax-exempt investing on a hypothetical investment. Tax-exempt income, however, may be subject to state and local taxes and the federal alternative minimum tax. Marginal tax brackets are based on 1993 federal tax rates and are subject to change. "Joint Return" is based on two exemptions and "Single return" is based on one exemption. The results would differ for different numbers of exemptions.

                              TAX-EQUIVALENT YIELDS

                                                                       A taxable investment must yield the
                                                                             following to equal a tax-
              Taxable Income (thousands)                 Marginal                 exempt yield of:
-------------------------------------------------------     Tax      ----------------------------------------
        Joint Return               Single Return          Bracket        4%      5%     6%       7%     8%
-------------------------------------------------------   -------    ----------------------------------------
    $0.0       -     36.9         $0.0   -     22.1        15%          4.71    5.88   7.06     8.24    9.41
   $36.9       -     89.2        $22.1   -     53.5        28%          5.56    6.94   8.33     9.72   11.11
   $89.2       -    140.0        $53.5   -    115.0        31%          5.80    7.25   8.70    10.14   11.59
  $140.0       -    250.0       $115.0   -    250.0        36%          6.25    7.81   9.38    10.94   12.50
  $250.0+                       $250.0+                    39.6%        6.62    8.28   9.93    11.59   13.25

      Dollar Cost Averaging. Dollar cost averaging is an investment strategy that requires investing a fixed amount of money in Fund shares at set intervals. This allows you to purchase more shares when prices are low and fewer shares when prices are high. Over time, this tends to lower your average cost per share. Like any investment strategy, dollar cost averaging can't guarantee a profit or protect against losses in a steadily declining market. Dollar cost averaging involves uninterrupted investing regardless of share price and therefore may not be appropriate for every investor.

      From time to time, a Fund may offer in its advertising and sales literature to send an investment strategy guide, a tax guide, or other supplemental information to investors and shareholders. It may also mention the Stein Roe CounselorSM and asset allocation and other investment strategies.

         ADDITIONAL INFORMATION ON NET ASSET VALUE--MUNICIPAL MONEY FUND

      For purposes of discussion in this section, the term "Fund" refers to Municipal Money Fund and to Municipal Money Portfolio.

      Please refer to Net Asset Value in the Prospectus, which is incorporated herein by reference. The Fund values its portfolio by the "amortized cost method" by which it attempts to maintain its net asset value at $1.00 per share. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the instrument. Other assets are valued at a fair value determined in good faith by the Board of Trustees.

      In connection with the Fund's use of amortized cost and the maintenance of per share net asset value of $1.00, the Trust has agreed, with respect to the
Fund: (i) to seek to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining relative stability of principal and not in excess of 90 days; (ii) not to purchase a portfolio instrument with a remaining maturity of greater than thirteen months (for this purpose the Fund considers that an instrument has a maturity of thirteen months or less if it is a "short-term" obligation as defined in the Glossary); and (iii) to limit its purchase of portfolio instruments to those instruments that are denominated in U.S. dollars which the Board of Trustees determines present minimal credit risks and that are of eligible quality as determined by any major rating service as defined under SEC Rule 2a-7 or, in the case of any instrument that is not rated, of comparable quality as determined by the Board.

      The Fund has also agreed to establish procedures reasonably designed to stabilize its price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of portfolio holdings by the Board of Trustees, at such intervals as it deems appropriate, to determine whether the net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Calculations are made to compare the value of its investments valued at amortized cost with market value. Market values are obtained by using actual quotations provided by market makers, estimates of market value, values from yield data obtained from reputable sources for the instruments, values obtained from Stein

Roe's matrix, or values obtained from an independent pricing service. Any such service might value the Fund's investments based on methods which include consideration of: yields or prices of Municipal Securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data processing techniques, a matrix system, or both to determine valuations.

      In connection with the use of the amortized cost method of portfolio valuation to maintain net asset value at $1.00 per share, the Fund might incur or anticipate an unusual expense, loss, depreciation, gain or appreciation that would affect its net asset value per share or income for a particular period. The extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees as it deems appropriate. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it will take such action as it considers appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Actions which the Board might take include: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; increasing, reducing, or suspending dividends or distributions from capital or capital gains; or redeeming shares in kind. The Board might also establish a net asset value per share by using market values, as a result of which the net asset value might deviate from $1.00 per share.

              MASTER FUND/FEEDER FUND: STRUCTURE AND RISK FACTORS

      Each of Municipal Money Fund and High-Yield Municipals Fund (which are series of the Trust, an open-end management investment company) seeks to achieve its objective by investing all of its assets in another mutual fund having an investment objective identical to that of the Fund. The shareholders of each Fund approved this policy of permitting a Fund to act as a feeder fund by investing in a Portfolio. Please refer to Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of the Funds and the Portfolios. The management fees and expenses of the Funds and the Portfolios are described under Investment Advisory and Other Services. Each feeder Fund bears its proportionate share of the expenses of its master Portfolio.

      Stein Roe has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

      Each Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Aug. 23, 1993. The Declaration of Trust of Base Trust provides that a Fund and other investors in a Portfolio will be liable for all obligations of that Portfolio that are not satisfied by the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and a Portfolio was unable to meet its obligations. Accordingly, the trustees of the Trust believe that neither the Funds nor their shareholders will be adversely affected by reason of a Fund's investing in a Portfolio.

      The Declaration of Trust of Base Trust provides that a Portfolio will terminate 120 days after the withdrawal of a Fund or any other investor in the Portfolio, unless the remaining investors vote to agree to continue the business of the Portfolio. The trustees of the Trust may vote a Fund's interests in a Portfolio for such continuation without approval of the Fund's shareholders.

      The common investment objectives of the Funds and the Portfolios are nonfundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to a Fund's shareholders.

      The fundamental policies of each Fund and the corresponding fundamental policies of its master Portfolio can be changed only with shareholder approval. If a Fund, as a Portfolio investor, is requested to vote on a change in a fundamental policy of a Portfolio or any other matter pertaining to the Portfolio (other than continuation of the business of the Portfolio after withdrawal of another investor), the Fund will solicit proxies from its shareholders and vote its interest in the Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. A Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all investors in a Portfolio. If other investors hold a majority interest in a Portfolio, they could have voting control over that Portfolio.

      In the event that a Portfolio's fundamental policies were changed so as to be inconsistent with those of the corresponding Fund, the Board of Trustees of the Trust would consider what action might be taken, including changes to the Fund's fundamental policies, withdrawal of the Fund's assets from the Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in a portfolio of securities. A Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of a Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Fund. Should such a distribution occur, the Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could affect the liquidity of the Fund.

      Each investor in a Portfolio, including a Fund, may add to or reduce its investment in the Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in the Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in the Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of the Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business.

      Base Trust may permit other investment companies and/or other institutional investors to invest in a Portfolio, but members of the general public may not invest directly in the Portfolio. Other investors in a Portfolio are not required to sell their shares at the same public offering price as a Fund, might incur different administrative fees and expenses than the Fund, and might charge a sales commission. Therefore, Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in a Portfolio. Investment by such other investors in a Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the operating expenses as a percentage of the Portfolio's net assets. Conversely, large-scale redemptions by any such other investors in a Portfolio could result in untimely liquidations of the Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of the Portfolio as a percentage of its net assets. As a result, a Portfolio's security holdings may become less diverse, resulting in increased risk.

      Information regarding other investors in a Portfolio may be obtained by writing to SR&F Base Trust at Suite 3200, One South Wacker Drive, Chicago, IL 60606, or by calling 800-338-2550. Stein Roe may provide administrative or other services to one or more of such investors.

                                    GLOSSARY

IN-THE-MONEY. A call option on a futures contract is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option on a futures contract is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

ISSUER. For purposes of diversification under the Investment Company Act of 1940, identification of the issuer (or issuers) of a Municipal Security depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, if the obligation is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer. In addition, if the bond is backed by the full faith and credit of the U.S. Government, agencies or instrumentalities of the U.S. Government or U.S. Government Securities, the U.S. Government or the appropriate agency or instrumentality would be deemed to be the sole issuer, and would not be subject to the 5% limitation applicable to investments in a single issuer as described in restriction number (i) under Investment Restrictions in this SAI. If, in any case, the creating municipal government or another entity guarantees an obligation or issues a letter of credit to secure the obligation, the guarantee (or letter of credit) would be considered a separate security issued by such government or entity and would be separately valued and included in the issuer limitation. In the case of Municipal Money Fund, Municipal Money Portfolio and Intermediate Municipals Fund, guarantees and letters of credit described in this paragraph from banks whose credit is acceptable to these Funds are not restricted in amount by the restriction against investing more than 25% of their total assets in securities of non-governmental issuers whose principal business activities are in the same industry.

MAJORITY OF THE OUTSTANDING VOTING SECURITIES. As used in this SAI, this term means the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

MUNICIPAL SECURITIES. Municipal Securities are debt obligations issued by or on behalf of the governments of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from the regular federal income tax.

      The two principal classifications of Municipal Securities are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. "Revenue" bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue bonds, the credit quality of which is normally directly related to the credit standing of the industrial user involved. Municipal Securities may bear either fixed or variable rates of interest. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuation in values of the instruments.

      Within the principal classifications of Municipal Securities, there are various types of instruments, including municipal bonds, municipal notes, municipal leases, custodial receipts, and participation certificates. Municipal notes include tax, revenue, and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal lease securities, and participation certificates therein, evidence certain types of interests in lease or installment purchases contract obligations of a municipal authority or other entity. Custodial receipts represent ownership in future interest or principal payments (or both) on certain Municipal Securities and are underwritten by securities dealers or banks. Some Municipal Securities may not be backed by the faith, credit, and taxing power of the issuer and may involve "non-appropriation" clauses which provide that the municipal authority is not obligated to make lease or other contractual payments, unless specific annual appropriations are made by the municipality. Each Fund may invest more than 5% of its net assets in municipal bonds and notes, but does not expect to invest more than 5% of its net assets in the Municipal Securities described in this paragraph.

      Some Municipal Securities are backed by (i) the full faith and credit of the U.S. Government, (ii) agencies or instrumentalities of the U.S. Government, or (iii) U.S. Government Securities.

REPURCHASE AGREEMENT. A repurchase agreement involves the sale of securities to the Fund, with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

REVERSE REPURCHASE AGREEMENT. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price.

SHORT-TERM. This term, as used with respect to Municipal Money Fund and Municipal Money Portfolio, refers to an obligation of one of the following types, measured from the date of an investment by the Fund in the obligation (regardless of the duration of the obligation from the date of original issuance):

1. An obligation of the issuer to pay the entire principal and accrued interest in no more than thirteen months;

2. An obligation (regardless of the duration before its maturity) issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, bearing a variable rate of interest providing for automatic establishment, no less frequently than annually, of a new rate or successive new rates of interest by a formula, that can reasonably be expected to have a market value approximating its principal amount (a) whenever a new interest rate is established, in the case of an obligation having a variable rate of interest, or (b) at any time, in the case of an obligation having a "floating rate of interest" that changes concurrently with any change in an identified market interest rate to which it is pegged;

3. Any other obligation (regardless of the duration before its maturity) that: (a) has a demand feature entitling the holder to receive from an issuer the entire principal [or, under the circumstances described under Investment Policies--Municipal Money Fund above, the issuer of a guarantee or a letter of credit with respect to a participation interest in the obligation (acquired from such issuer)], (i) at any time upon no more than thirty days' notice or (ii) at specified intervals not exceeding thirteen months and upon no more than thirty days' notice;
      (b)(i) has a variable rate of interest that changes on set dates or (ii) has a floating rate of interest (as defined in 2 above); and (c) can reasonably be expected to have a market value approximating its principal amount (i) whenever a new rate of interest is established, in the case of an obligation having a variable rate of interest, or (ii) at any time, in the case of an obligation having a floating rate of interest; provided that, with respect to each such obligation that is not rated eligible quality by Moody's or S&P, the Board of Trustees has determined that the obligation is of eligible quality; or

4. A repurchase agreement that is to be fully performed (or that the Fund may require be performed) in not more than thirteen months (regardless of the maturity of the obligation to which the repurchase agreement relates).

VARIABLE RATE DEMAND SECURITY. This type of security is a Variable Rate Security (as defined in the Prospectus under Municipal Securities) which has a demand feature entitling the purchaser to resell the security to the issuer of the demand feature at an amount approximately equal to amortized cost or the principal amount thereof, which may be more or less than the price the Fund paid for it. The interest rate on a Variable Rate Demand Security also varies either according to some objective standard, such as an index of short-term tax-exempt rates, or according to rates set by or on behalf of the issuer.

                                APPENDIX--RATINGS

RATINGS IN GENERAL. A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Stein Roe believes that the quality of Municipal Securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. Stein Roe, through independent analysis, attempts to discern variations in credit ratings of the published services, and to anticipate changes in credit ratings. The following is a description of the characteristics of certain ratings used by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch IBCA.

RATINGS BY MOODY'S

Municipal Bonds: Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa bonds.

A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds rated Baa are considered medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2, and 3 in the Aa through B classifications of its municipal bond rating system and in the Aa through Caa classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Municipal Notes: MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Demand Feature of Variable Rate Demand Securities: Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper: Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

                Prime-1         Highest Quality
                Prime-2         Higher Quality
                Prime-3         High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

Corporate Bonds: The description of the applicable rating symbols and their meanings is identical to that of its Municipal Bond ratings as set forth above.

RATINGS BY S&P:

Municipal Bonds: AAA. Bonds rated AAA have the highest rating. Capacity to pay interest and repay principal is extremely strong.

AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher-rated categories.

BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C1. The rating C1 is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating also is issued upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTE: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major ratings categories.

Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Municipal Notes: SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

- Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Demand Feature of Variable Rate Demand Securities: S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

Commercial Paper: A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

Corporate Bonds: The description of the applicable rating symbols and their meanings is substantially the same as its Municipal Bond ratings set forth above.

RATINGS BY FITCH IBCA

Investment Grade Bond Ratings

Fitch IBCA investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch IBCA's assessment of the issuer's ability to meet the obligations of a specific debt or preferred issue in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch IBCA ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch IBCA ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security. Fitch IBCA ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch IBCA believes to be reliable. Fitch IBCA does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA. Bonds and preferred stock considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA. Bonds and preferred stock considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bond and preferred rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A. Bonds and preferred stock considered to be investment grade and of high quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.

BBB. Bonds and preferred stock considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds or preferred will fall below investment grade is higher than for securities with higher ratings.

BB. Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B. Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC. Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC. Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C. Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D. Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-). Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR. Indicates that Fitch IBCA does not rate the specific issue.

Conditional. A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended. A rating is suspended when Fitch IBCA deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn. A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch IBCA's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert. Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term and should be resolved within 12 months.

Ratings Outlook. An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Short-Term Ratings

F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S. Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D. Default. Issues assigned this rating are in actual or imminent payment default.

LIBERTY-STEIN ROE FUNDS INCOME TRUST            LIBERTY FUNDS TRUST VI
STEIN ROE CASH RESERVES FUND                    LIBERTY NEWPORT ASIA PACIFIC FUND, CLASS S
STEIN ROE INCOME FUND, CLASS S                  LIBERTY GROWTH & INCOME FUND, CLASS S
STEIN ROE HIGH YIELD FUND, CLASS S
STEIN ROE INTERMEDIATE BOND FUND, CLASS S       LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                                                STEIN ROE ASIA PACIFIC FUND
LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST         STEIN ROE BALANCED FUND
STEIN ROE MUNICIPAL MONEY MARKET FUND           STEIN ROE GROWTH STOCK FUND
STEIN ROE MANAGED MUNICIPALS FUND               STEIN ROE INTERNATIONAL FUND
STEIN ROE HIGH-YIELD MUNICIPALS FUND, CLASS S   STEIN ROE YOUNG INVESTOR FUND
STEIN ROE INTERMEDIATE MUNICIPALS FUND          STEIN ROE MIDCAP GROWTH FUND, CLASS S
                                                STEIN ROE FOCUS FUND, CLASS S
LIBERTY-STEIN ROE FUNDS TRUST                   STEIN ROE SMALL COMPANY GROWTH FUND, CLASS S
STEIN ROE INSTITUTIONAL CLIENT HIGH YIELD FUND  STEIN ROE CAPITAL OPPORTUNITIES FUND, CLASS S
                                                STEIN ROE GLOBAL THEMATIC EQUITY FUND
LIBERTY FUNDS TRUST III                         STEIN ROE EUROPEAN THEMATIC EQUITY FUND
LIBERTY SELECT VALUE FUND, CLASS S              STEIN ROE GROWTH INVESTOR FUND, CLASS S

                                                LIBERTY-STEIN ROE INSTITUTIONAL FLOATING RATE INCOME FUND

               Supplement to Statements of Additional Information

On November 1, 2001, Fleet National Bank completed its acquisition of the asset management business of Liberty Financial Companies, Inc., including each investment advisor and affiliated sub-advisor of the Funds. Fleet National Bank is a direct, wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Under the rules for mutual funds, the transaction resulted in a change of control of the Funds' investment advisors and affiliated sub-advisor and, therefore, an assignment of their investment advisory and, if applicable, sub-advisory and portfolio management contracts with the Funds. At meetings of shareholders held on September 26 or October 15, 2001, as applicable, shareholders of the Funds approved new investment advisory, sub-advisory and portfolio management contracts. The new contracts are substantially identical in all respects to the contracts in effect prior to November 1, 2001 except for their effective and termination dates and other non-material changes.

The investment advisor for each Fund, except as listed in the following paragraph, is a wholly owned subsidiary of Liberty Funds Group LLC (LFG), One Financial Center, Boston, MA 02111. LFG is a wholly owned subsidiary of Fleet/Liberty Holdings, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation. Each of FleetBoston Financial Corporation, Fleet National Bank and Fleet/Liberty Holdings, Inc. is located at 100 Federal Street, Boston, MA 02110.

The investment advisor for the Stein Roe International Fund is a majority-owned subsidiary of Newport Pacific Management, Inc., which in turn is a wholly owned subsidiary of Liberty Newport Holdings, Limited, which in turn is a wholly owned subsidiary of Fleet/Liberty Holdings, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation. Newport Pacific Management, Inc. is located at 580 California Street, San Francisco, CA 94104.

The investment sub-advisor for the Stein Roe Asia Pacific Fund is a wholly owned subsidiary of Liberty Newport Holdings, Limited, which is in turn a wholly owned subsidiary of Fleet/Liberty Holdings, Inc. Liberty Newport Holdings, Limited, is located at 580 California Street, San Francisco, CA 94104.

As of November 1, 2001, Keith T. Banks, 45, whose business address is c/o Fleet Asset Management, 590 Madison Avenue, 36th Floor, Mail Stop NY EH 30636A, New York, NY 10022, replaces Stephen E. Gibson as President of each of the above referenced Trusts. In addition to his position as President of the Trusts, Mr. Banks is and has been Chief Investment Officer and Chief Executive Officer of Fleet Asset Management since 2000 and was formerly Managing Director and Head of U.S. Equity for J.P. Morgan Investment Management from 1996 to 2000.

As of November 1, 2001, Kevin M. Carome is no longer Executive Vice President of the Trusts.

DIR-35/984H-1001                                                November 2, 2001

                                                                      APPENDIX B

                  LIBERTY HIGH INCOME MUNICIPALS FUND, CLASS A
                SERIES OF LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST
                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 2001

This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Liberty High Income Municipals Fund, Class A. This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated November 1, 2001. This SAI should be read together with the Fund's Prospectus and most recent Annual Report dated June 30, 2001. Investors may obtain a free copy of the Prospectus and Annual Report from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Auditors appearing in the Fund's June 30, 2001 Annual Report are incorporated in this SAI by reference.

Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Fund's Prospectus.

TABLE OF CONTENTS

           PART 1                                                                                     PAGE
           Definitions                                                                                  b
           Organization and History                                                                     b
           Investment Objective and Policies of the Fund                                                b
           Fundamental Investment Policies of the Fund                                                  c
           Other Investment Policies of the Fund                                                        c
           Fund Charges and Expenses                                                                    d
           Investment Performance                                                                       h
           Custodian of the Fund                                                                        i
           Independent Auditors of the Fund and Portfolio                                               i

           PART 2                                                                                     PAGE
           Miscellaneous Investment Practices                                                           1
           Taxes                                                                                       17
           Management of the Fund                                                                      20
           Determination of Net Asset Value                                                            26
           How to Buy Shares                                                                           27
           Special Purchase Programs/Investor Services                                                 27
           Programs for Reducing or Eliminating Sale Charges                                           29
           How to Sell Shares                                                                          31
           Distributions                                                                               33
           How to Exchange Shares                                                                      33
           Suspension of Redemptions                                                                   33
           Shareholder Liability                                                                       33
           Shareholder Meetings                                                                        34
           Performance Measures                                                                        34
           Master Fund/Feeder Fund: Structure and Risk                                                 36
           Appendix I                                                                                  38
           Appendix II                                                                                 44



                                       a

                                     Part 1
                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 2001

DEFINITIONS
     "The Fund"     Liberty High Income Municipals Fund, Class A
     "The Trust"    Liberty-Stein Roe Funds Municipal Trust
     "Advisor"      Stein Roe & Farnham, Inc., the Fund's investment advisor
     "LFD"          Liberty Funds Distributor, Inc., the Fund's distributor
     "LFS"          Liberty Funds Services, Inc., the Fund's shareholder
                    services and transfer agent.

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1987. The Fund is a diversified series of the Trust and represents the entire interest in a separate series of the Trust. On February 1, 1996, the name of the Trust was changed to separate "SteinRoe" into two words. The name of the Trust was changed from "Stein Roe Municipal Trust" to Liberty-Stein Roe Funds Municipal Trust" on October 18, 1999.

The Fund offers two classes of shares-Classes A and S. Prior to August 1, 2000, the Fund had a single class of shares. On that date, the outstanding shares of the Fund were converted into Class S, and the Fund commenced offering Class A shares. The Fund did not have separate classes prior to that date. This SAI describes the Class A shares of the Fund. A separate SAI relates to Class S.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.

SPECIAL CONSIDERATIONS REGARDING MASTER FUND/FEEDER FUND STRUCTURE

Rather than invest in securities directly, the Fund seeks to achieve its objective by pooling its assets with those of other investment companies for investment in another mutual fund having the identical investment objective and substantially the same investment policies as its feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The Fund invests all of its assets in a separate master fund, SR&F High Yield Municipals Portfolio that is a series of SR&F Base Trust. The master fund is referred to as the "Portfolio." For more information, please refer to Master Fund/Feeder Fund: Structure and Risk Factors in Part 2 of this SAI.

Stein Roe & Farnham Incorporated (Stein Roe) provides administrative and accounting and recordkeeping services to the Fund and Portfolio and provides investment management services to the Portfolio.

INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

The Prospectus describes the Fund's investment objective and investment policies. Part 1 of this SAI includes additional information concerning, among other things, the investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Fund:

        Derivatives
        Medium- and Lower Rated Debt Securities
        Short Sales
        Interfund Lending and Borrowing
        Forward Commitments ("When Issued" and "Delayed Delivery" Securities, Reverse Repurchase Agreements
        Repurchase Agreements
        Line of Credit
        Futures Contracts and Related Options (Limited to interest rate futures, tax-exempt bond index futures, options on such futures and options on such indices)
        Options on Securities
        Participation Interests
        Stand-by Commitments
        Zero Coupon Securities (Zeros)
        Tender Option Bonds
        Pay-In-Kind (PIK) Securities
        Rule 144A Securities


                                        b

Except as indicated below under "Fundamental Investment Policies," the Fund's investment policies are not fundamental and the Trustees may change the investment policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES OF THE FUND

The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

The Fund or Portfolio may not:

      (i) invest in a security if, with respect to 75% of its assets, as a result of such investment, more than 5% of its total assets (taken at market value at the time of investment) would be invested in the securities of any one issuer (for this purpose, the issuer(s) of a security being deemed to be only the entity or entities whose assets or revenues are subject to the principal and interest obligations of the security), other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities or repurchase agreements for such securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund [however, in the case of a guarantor of securities (including an issuer of a letter of credit), the value of the guarantee (or letter of credit) may be excluded from this computation if the aggregate value of securities owned by it and guaranteed by such guarantor (plus any other investments in securities issued by the guarantor) does not exceed 10% of its total assets];

      (ii) make loans, although it may (a) participate in an interfund lending program with other Stein Roe Funds and the Portfolio provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets; (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities;

      (iii) borrow except from banks, other affiliated funds and other entities to the extent permitted by the Investment Company Act of 1940.

      (iv) invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

      (v) purchase or sell commodities or commodities contracts or oil, gas, or mineral programs, except that it may enter into futures and options transactions;

      (vi) issue any senior security except to the extent permitted under the Investment Company Act of 1940;

      (vii) purchase or sell real estate (other than Municipal Securities or money market securities secured by real estate or interests therein or such securities issued by companies which invest in real estate or interests therein); or

      (viii) act as an underwriter of securities, except that it may participate as part of a group in bidding, or bid alone, for the purchase of Municipal Securities directly from an issuer for its own portfolio.

OTHER INVESTMENT POLICIES OF THE FUND

As non-fundamental investment policies which may be changed without a shareholder vote, the Fund or Portfolio may not:

      (a) own more than 10% of the outstanding voting securities of an issuer;

      (b) invest in companies for the purpose of exercising control or management;

      (c) make investments in the securities of other investment companies, except in connection with a merger, consolidation, or reorganization;


                                       c

      (d) sell securities short unless (1) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or
(2) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that it may purchase standby commitments and securities subject to a demand feature entitling it to require sellers of securities to the Fund to repurchase them upon demand by the Fund and that transactions in options, futures, and options on futures are not treated as short sales;

      (e) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

      (f) purchase shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

      (g) invest more than 5% of its net assets (valued at time of investment) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchange;

      (h) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

      (i) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

      (j) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities (this restriction does not apply to securities purchased on a when-issued or delayed-delivery basis or to reverse repurchase agreements), but it may make margin deposits in connection with futures and options transactions;

      (k) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it except (a) as may be necessary in connection with borrowings mentioned in (iv) above, and (b) it may enter into futures and options transactions;

      (l) purchase portfolio securities for the Fund from, or sell portfolio securities to, any of the officers, directors, or trustees of the Trust or of its investment adviser.

FUND CHARGES AND EXPENSES

Under the Fund's Management Agreement, the Portfolio pays the Advisor a monthly fee based on the Fund's combined average daily net assets, determined at the close of each business day during the month at the following annual rates:
0.450% up to $100 million, 0.425% next $100 million and 0.400% thereafter. The Fund pays the Advisor a monthly Administrative Fee based on average daily net assets at the close of each business day during the month at the following rates: 0.150% up to $100 million, 0.125 next $100 million and 0.100% thereafter.

The shareholders servicing and transfer agency fee arrangement between LFS and the Fund has been revised so that the Fund pays the following fees:

- An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus
- An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus
- A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus
- A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus
- The Fund's allocated share of LFS's out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.


                                       d

RECENT FEES PAID TO THE ADVISOR (dollars in thousands)

                                                                    Year ended June 30
                                                      2001                2000                 1999
                                                      ----                ----                 ----
Management Fees (the Portfolio)                      $1,040              $1,163               $1,400
Administrative Fees                                     315                 317                  423
Shareholder Services and Transfer Agency Fees           367                 398                  424

BROKERAGE COMMISSIONS (dollars in thousands)

                                                                  YEAR ENDED JUNE 30,
                                                    2001                 2000            1999
                                                    ----                 ----            ----
Total commissions                                 $     4              $     4          $     *
Directed transactions**                            46,258               42,643           18,727
Commissions on directed transactions                    1                    1                *
Commissions paid to AlphaTrade Inc.                     0                    0                0

* Rounds to less than one.

** See "Management of the Funds - Portfolio Transactions - Brokerage and research services" in Part 2 of this SAI.

      The Advisor is responsible for providing accounting and bookkeeping services to the Fund and Portfolio pursuant to an accounting and bookkeeping agreements. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement.

      Under its accounting and bookkeeping agreements with the Trust and SR&F Base Trust, the Advisor receives from the Fund and Portfolio a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-     From the Portfolio, an annual flat fee of $10,000, paid monthly;
-     From the Fund, an annual flat fee of $5,000, paid monthly; and
- In any month that the Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund that is determined by the following formula:

                  [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement)] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

    The Fund reimburses the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

TRUSTEES AND TRUSTEES' FEES

For the fiscal year ended June 30, 2001 and the calendar year ended December 31, 2000, the Trustees received the following compensation for serving as Trustees(a):

                                                                 Total Compensation From
                                                                   the Stein Roe Fund
                                            Aggregate              Complex Paid to the
                                       Compensation From the        Trustees for the
                                     Fund for the Fiscal Year      Calendar Year Ended
  Trustee                               Ended June 30, 2001       December 31, 2000(b)
  -------                               -------------------       --------------------
  Lindsay Cook(c)                             $     0                  $      0
  John A. Bacon Jr.(c)                            300                    98,100
  William W. Boyd(c)                              300                   102,600
  Douglas A. Hacker                               830                    98,100
  Janet Langford Kelly                            720                    93,600
  Richard W. Lowry(d)                             539                         0

                                        e

                                                                 Total Compensation From
                                                                   the Stein Roe Fund
                                            Aggregate              Complex Paid to the
                                       Compensation From the        Trustees for the
                                     Fund for the Fiscal Year      Calendar Year Ended
  Trustee                               Ended June 30, 2001       December 31, 2000(b)
  -------                               -------------------       --------------------
  Salvatore Macera(d)                         $   530                   $     0
  William E. Mayer(d)                           5,011                         0
  Charles R. Nelson                               830                    98,100
  John J. Neuhauser(d)                            531                       N/A
  Joseph R. Palombo(e)                              0                         0
  Thomas E. Stitzel(d)                            520                    98,100
  Thomas C. Theobald                              837                         0
  Ann-Lee Verville(d)                             548(f)                      0

(a) The Funds do not currently provide pension or retirement plan benefits to the Trustees.
(b) At June 30, 2001, the Stein Roe Fund Complex consisted of four series of the Trust, one series of Liberty-Stein Roe Funds Trust, four series of Liberty-Stein Roe Funds Municipal Trust, twelve series of Liberty-Stein Roe Funds Investment Trust, four series of Liberty-Stein Roe Advisor Trust, five series of SteinRoe Variable Investment Trust, ten portfolios of SR&F Base Trust, Liberty Floating Rate Fund, Liberty-Stein Roe Institutional Floating Rate Income Fund, and Stein Roe Floating Rate Limited Liability Company.
(c) Resigned as Trustee of the Trust and the Stein Roe Funds Complex on December 27, 2000. Due to early retirement, Messrs. Bacon and Boyd received retirement payments of $95,000 and $50,000, respectively.
(d)   Elected by the shareholders of the Funds on December 27, 2000.
(e) Elected by the Trustees of the Stein Roe Funds Complex on October 17, 2000. Elected by the shareholders of the Funds on December 27, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and employee of Colonial Management Associates, Inc. (Colonial) (an affiliate of the Advisor).
(f) Total compensation of $548 for the fiscal year ended June 30, 2001, will be payable in later years as deferred compensation.

The following table sets forth the compensation paid to Messrs. Lowry, Macera, Mayer, Neuhauser, Stitzel and Ms. Verville in their capacities as Trustees of the Liberty Funds Complex (g):

                                    Total Compensation from the Liberty
                                  Funds Complex Paid to the Trustees for
                                          the Calendar Year Ended
  Trustee                                    December 31, 2000
  -------                                    -----------------
  Richard W. Lowry                                $99,000
  Salvatore Macera                                 98,000
  William E. Mayer                                100,000
  John J. Neuhauser                               101,252
  Joseph R. Palombo (h)                               N/A
  Thomas E. Stitzel                                97,000
  Anne-Lee Verville                                94,667(i)

(g) At December 31, 2000, the Liberty Funds Complex consisted of 49 open-end and 9 closed-end management investment portfolios in the Liberty Funds Group-Boston (Liberty Funds) and 17 open-end management investment portfolios in the Liberty Variable Investment Trust (LVIT) (together, the Liberty Funds Complex).
(h) Elected by the Trustees of the Liberty Funds Complex on August 23, 2000. Elected by the shareholders of the Liberty Funds Complex on December 27, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and employee of Colonial.


                                        f

(i) Total compensation of $94,667 for the calendar year ended December 31, 2000 will be payable in later years as deferred compensation.

As of December 27, 2000, the Liberty Funds Complex and the Stein Roe Funds Complex were combined into one Fund Complex. Effective on December 27, 2000, the Trustees serve as Trustees for all the Funds in the combined Fund Complex. For the calendar year ended December 31, 2000, some of the Trustees received the following compensation in their capacities as trustees or directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (j) (together, Liberty All-Star Funds):

                                  Total Compensation from Liberty
                                  All-Star Funds for the Calendar
Trustee                           Year Ended December 31, 2000(k)
-------                           -------------------------------
Richard W. Lowry                              $25,000
William E. Mayer                               25,000
John J. Neuhauser                              25,000
Joseph R. Palombo (l)                             N/A

(j) On January 25, 2001, the shareholders of Liberty All-Star Growth & Income Fund, the only series of Liberty Funds Trust IX, approved the acquisition of the Fund by Liberty Growth & Income Fund, one of the funds in the Liberty Funds Complex. The acquisition was effected on February 9, 2001.
(k) The Liberty All-Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).
(l) Elected by the Trustees and Directors of the Liberty All-Star Funds on October 25, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and Director and employee of Colonial. Because Mr. Palombo is an "interested person" of LAMCO, he resigned his position as a Trustee and Director of the Liberty All-Star Funds on November 1, 2001.

OWNERSHIP OF THE FUND

At September 30, 2001, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Fund.

As of record on September 30, 2001, Colonial Management Associates, One Financial Center, Boston, MA 02111 owned 100% of the Fund's then outstanding Class A shares and, therefore, may be deemed to "control" the Fund.

As of record on September 30, 2001, there was one Class A record holder of the Fund.

SALES CHARGES (dollars in thousands)

                                                                           Class A Shares
                                                                         YEAR ENDED JUNE 30
                                                                                2001
                                                                                ----
Aggregate initial sales charges on Fund share sales                              $0
Initial sales charges retained by LFD                                             0
Aggregate contingent deferred sales charges
   on Fund redemptions retained by LFD                                            0

12b-1 PLAN

The Fund offers two classes of shares - Class A, and Class S. Class S shares are offered through a separate prospectus. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 plan (Plan) for the Fund pursuant to Rule 12b-1 under the Act. Under the Plan, the Fund pays LFD monthly a service fee at an annual rate of 0.25% of the Fund's net assets attributed to Class A shares. The Fund also pays LFD monthly a distribution fee at an annual rate not to exceed 0.10% of the Fund's average daily net assets attributed to Class A shares. LFD has voluntarily agreed to waive a portion of the distribution fee so that it does not exceed 0.25% annually. LFD may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of LFD's expenses, LFD may realize a profit from the fees.

The Plan authorizes any other payments by the Funds to LFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of each Fund's shares.


                                        g

The Trustees believe the Plan could be a significant factor in the growth and retention of the Fund's assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of each Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. The CDSC is described in the Prospectus.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

SALES-RELATED EXPENSES (dollars in thousands) of LFD relating to the Fund as of were:

                                                             Class A Shares
                                                               Year ended
                                                              June 30, 2001
                                                              -------------
Fees to FSFs                                                     $    0
Cost of sales material relating to the Fund (including
printing and mailing expenses)                                       11
Allocated travel, entertainment and other promotional
expenses  (including advertising)                                     0

INVESTMENT PERFORMANCE

The following 30-day yields for Class A shares for the month ended June 30, 2001, were:

    Yield*                      Tax-Equivalent Yield*
    ------                      ---------------------
    4.85%                                7.90%

* Assuming a 38.6% tax rate.

The Fund's average annual total returns at June 30, 2001, were (m):

                                                         Class A Shares

                                          1 year            5 years             10 years
                                          ------            -------             --------
With sales charge of 4.75%                 1.48%             4.27%               5.43%
Without sales charge                       6.54%             5.29%               5.95%

(m) Class A is a newer class of shares. Its performance information includes returns of the Fund's Class S shares (the oldest existing fund class) for periods prior to its inception. Class A shares were initially offered on July 31, 2000.

See Part 2 of this SAI, "Performance Measures," for how calculations are made.


                                       h

CUSTODIAN OF THE FUND

State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, is the custodian for the Trust and SR&F Base Trust. The custodian is responsible for safeguarding each Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT AUDITORS OF THE FUND AND PORTFOLIO

Ernst & Young LLP, located at 200 Clarendon Street, Boston MA 02116, are the independent auditors for the Fund and Portfolio. The auditors provide audit and tax return preparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights in the Prospectus have been so included, in reliance upon the reports of Ernst & Young LLP given on the authority of said firm as experts in accounting and auditing.

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2

The following information applies generally to most funds advised by the Advisor. "Funds" include certain series of Liberty-Stein Roe Funds Income Trust and Liberty-Stein Roe Funds Municipal Trust. In certain cases, the discussion applies to some, but not all of the funds, and you should refer to your Fund's Prospectus and to Part 1 of this SAI to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

PART 1 OF THIS SAI LISTS ON PAGE B WHICH OF THE FOLLOWING INVESTMENT PRACTICES ARE AVAILABLE TO YOUR FUND. IF AN INVESTMENT PRACTICE IS NOT LISTED IN PART 1 OF THIS SAI, IT IS NOT APPLICABLE TO YOUR FUND. UNLESS OTHERWISE NOTED, THE TERM "FUND" REFERS TO EACH FUND AND EACH PORTFOLIO.

DERIVATIVES

Consistent with its objective, the fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, and other instruments the value of which is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency ("Derivatives").

Derivatives are most often used to manage investment risk or to create an investment position indirectly because using them is more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability, or other factors. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on Stein Roe's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives.

SENIOR LOANS

Senior Loans generally are arranged through private negotiations between a Borrower and the Lenders represented in each case by one or more Agents of the several Lenders. Senior Loans in which the Intermediate Bond Fund will purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally Prime Rate, LIBOR, the CD rate or other base lending rates used by commercial lenders. The Senior Loans in the Portfolio's investment portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 180 days or less. Because of prepayment provisions, the actual remaining maturity of Senior Loans may vary substantially from the stated maturity of such loans. Stein Roe estimates actual average maturity of Senior Loans in the portfolio will be approximately 18-24 months.

STRUCTURED NOTES

The Intermediate Bond Fund may invest in structured notes, including "total rate of return swaps" with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, which is a speculative technique. Leverage magnifies the potential for gain and the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of a structured note. Structured notes are treated as Senior Loans.

INTEREST RATE SWAPS, CAPS AND FLOORS

The Intermediate Bond Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest; e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan to a Borrower that has selected an interest rate redetermination period of one year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Portfolio would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into swaps, caps or floors, if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

In circumstances in which Stein Roe anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty that would wholly or partially offset the decrease in the payments it would receive with respect to the portfolio assets being hedged. In the case where the Fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive with respect to floating rate portfolio assets being hedged.

The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of Senior Loans depends on Stein Roe's ability to predict correctly the direction and extent of movements in interest rates. Although Stein Roe believes that use of the hedging and risk management techniques described above will benefit the Fund, if Stein Roe's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance could be worse than if it had not entered into any such transaction. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, Stein Roe and the Fund believe such obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis; i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained. If the Fund enters into a swap on other than a net basis, the Fund will maintain the full amount of its obligations under each such swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange
(NYSE) or other entities determined to be creditworthy by Stein Roe, pursuant to procedures adopted and reviewed on an ongoing basis by the Board. If a default occurs by the other party to such transactions, the Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms Stein Roe believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

SHORT-TERM TRADING

In seeking the fund's investment objective, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the fund may have owned the security. From time to time, the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. The fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the fund's portfolio.

MEDIUM- AND LOWER-RATED DEBT SECURITIES

Medium-rated debt securities are those rated A or below by Moody's and S&P. Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the fund's achievement of its investment objective; and

4. Lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

SMALL COMPANIES

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

FOREIGN SECURITIES

Income Bond Fund and High Yield Bond Fund may invest up to 25% of total assets (taken at market value at the time of investment) in securities of foreign issuers that are not publicly traded in the United States ("foreign securities"). Intermediate Bond Fund may invest up to 5% of total assets (taken at market value at the time of investment) in foreign securities. For purposes of these limits, foreign securities do not include securities represented by American Depositary Receipts ("ADRs"), foreign debt securities denominated in U.S. dollars, or securities guaranteed by U.S. persons. Investment in foreign securities may involve a greater degree of risk (including risks relating to exchange fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers.

The Funds may invest in both "sponsored" and "unsponsored" ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depositary and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR holders generally pay the expenses of the depositary and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. No Portfolio expects to invest as much as 5% of its total assets in unsponsored ADRs.

With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under Currency Exchange Transactions.)

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

Although the Funds will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

The Funds' foreign currency exchange transactions are limited to transaction and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under Synthetic Foreign Positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Portfolio arising in connection with the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign-denominated portfolio securities can be approximately matched by a foreign-denominated liability. A Portfolio may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that a Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, a Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Portfolio. No Portfolio may engage in "speculative" currency exchange transactions.

At the maturity of a forward contract to deliver a particular currency, a Portfolio may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency it is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between a Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, it will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive a Portfolio of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Portfolio to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Portfolio of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Synthetic Foreign Positions. The Funds may invest in debt instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, a Portfolio may construct a synthetic foreign position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. The results of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical.

The Funds may also construct a synthetic foreign position by entering into a swap arrangement. A swap is a contractual agreement between two parties to exchange cash flows--at the time of the swap agreement and again at maturity, and, with some swaps, at various intervals through the period of the agreement. The use of swaps to construct a synthetic foreign position would generally entail the swap of interest rates and currencies. A currency swap is a contractual arrangement between two parties to exchange principal amounts in different currencies at a predetermined foreign exchange rate. An interest rate swap is a contractual agreement between two parties to exchange interest payments on identical principal amounts. An interest rate swap may be between a floating and a fixed rate instrument, a domestic and a foreign instrument, or any other type of cash flow exchange. A currency swap generally has the same risk characteristics as a forward currency contract, and all types of swaps have counter-party risk. Depending on the facts and circumstances, swaps may be considered illiquid. Illiquid securities usually have greater investment risk and are subject to greater price volatility. The net amount of the excess, if any, of a Portfolio's obligations over which it is entitled to receive with respect to an interest rate or currency swap will be accrued daily and liquid assets (cash, U.S. Government securities, or other "high grade" debt obligations) of the Fund having a value at least equal to such accrued excess will be segregated on the books of the Fund and held by the Custodian for the duration of the swap.

The Funds may also construct a synthetic foreign position by purchasing an instrument whose return is tied to the return of the desired foreign position. An investment in these "principal exchange rate linked securities" (often called PERLS) can produce a similar return to a direct investment in a foreign security.

OTHER INVESTMENT COMPANIES

The fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

ZERO COUPON SECURITIES (ZEROS)

The fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

STEP COUPON BONDS (STEPS)

The fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES

The fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

MONEY MARKET INSTRUMENTS

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements. CERTIFICATES OF DEPOSITS are issued against deposits in a commercial bank with a defined return and maturity. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. COMMERCIAL PAPER is promissory notes issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the fund would be allowed to invest in directly.

SECURITIES LOANS

The fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The fund may also call such loans in order to sell the securities involved.

INTERFUND BORROWING AND LENDING

The fund may lend money to and borrow money from other mutual funds advised by the Advisor. The fund will borrow through the program when borrowing is necessary and appropriate and the costs are equal to or lower than the costs of bank loans.

FORWARD COMMITMENTS ("WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES)

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

MORTGAGE DOLLAR ROLLS

In a mortgage dollar roll, the fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the fund from the transaction.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

NON-AGENCY MORTGAGE-BACKED SECURITIES

The fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy, and the fund may incur a loss.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

LINE OF CREDIT

The fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowings may be preferable to liquidation of portfolio securities.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, the fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the fund and, therefore, as a form of leverage. The fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the fund's investment objective and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the fund and assets held to cover OTC options written by the fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the fund, only pursuant to agreements that will assure that the fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your fund's Prospectus) of the fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the fund, (ii) OTC options purchased by the fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying securities, since the fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the fund has expired, the fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The fund may enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract, although the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

OPTIONS ON FUTURES CONTRACTS. The fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account of the fund's custodian. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the fund, the fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

USE BY TAX-EXEMPT FUNDS OF INTEREST RATE AND U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. The funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the fund's portfolio securities sought to be hedged.

Successful use of index futures by the fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurs, the fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures.

FOREIGN CURRENCY TRANSACTIONS

The fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the fund expects to purchase, when the fund holds cash or short-term investments). In connection with position hedging, the fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

MUNICIPAL LEASE OBLIGATIONS

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

PARTICIPATION INTERESTS

The fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the fund in connection with the arrangement. The fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

STAND-BY COMMITMENTS

When the fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the fund, although it could sell the underlying municipal obligation to a third party at any time.

The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the fund portfolio will not exceed 10% of the value of the fund's total assets calculated immediately after each stand-by commitment is acquired. The fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

INVERSE FLOATERS

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

FLOATING RATE INSTRUMENTS

Floating rate instruments provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%.

RULE 144A SECURITIES

The fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 ("1933 Act"). That Rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

TAXES

In this section, all discussions of taxation at the shareholder and Fund levels relate to federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

FEDERAL TAXES. THE FUND (EVEN IF IT IS A FUND IN A TRUST WITH MULTIPLE SERIES) IS TREATED AS A SEPARATE ENTITY FOR FEDERAL INCOME TAX PURPOSES UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). THE FUND HAS ELECTED (OR IN THE CASE OF A NEW FUND, INTENDS TO ELECT) TO BE, AND INTENDS TO QUALIFY TO BE TREATED EACH YEAR AS, A "REGULATED INVESTMENT COMPANY" UNDER SUBCHAPTER M OF THE CODE BY MEETING ALL APPLICABLE REQUIREMENTS OF SUBCHAPTER M, INCLUDING REQUIREMENTS AS TO THE NATURE OF THE FUND'S GROSS INCOME, THE AMOUNT OF ITS DISTRIBUTIONS (AS A PERCENTAGE OF BOTH ITS OVERALL INCOME AND ANY TAX-EXEMPT INCOME), AND THE COMPOSITION OF ITS PORTFOLIO ASSETS. AS A REGULATED INVESTMENT COMPANY, THE FUND WILL NOT BE SUBJECT TO ANY FEDERAL INCOME OR EXCISE TAXES ON ITS NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS THAT IT DISTRIBUTES TO SHAREHOLDERS IN ACCORDANCE WITH THE TIMING REQUIREMENTS IMPOSED BY THE CODE. THE FUND'S FOREIGN-SOURCE INCOME, IF ANY, MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. IF THE FUND WERE TO FAIL TO QUALIFY AS A "REGULATED INVESTMENT COMPANY" IN ANY YEAR, IT WOULD INCUR A REGULAR FEDERAL CORPORATE INCOME TAX ON ALL OF ITS TAXABLE INCOME, WHETHER OR NOT DISTRIBUTED, AND FUND DISTRIBUTIONS WOULD GENERALLY BE TAXABLE AS ORDINARY DIVIDEND INCOME TO THE SHAREHOLDERS.

ALTERNATIVE MINIMUM TAX. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

RETURN OF CAPITAL DISTRIBUTIONS. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital exceeds the cost basis in the shares.

FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the fund.

FUND DISTRIBUTIONS. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 20%.

Distributions will be taxed as described above whether received in cash or in fund shares. Dividends and distributions on a fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a fund's net asset value also reflects unrealized losses.

DISTRIBUTIONS FROM TAX-EXEMPT FUNDS. Each tax-exempt fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder. The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

The Tax Reform Act of 1986 makes income from certain "private activity bonds" issued after August 7, 1986, a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Other provisions of the Tax Reform Act affect the tax treatment of distributions for corporations, casualty insurance companies and financial institutions; interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 20% tax rate for shareholders who are individuals) regardless of the length of time fund shares are held.

A tax-exempt fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of one year or more is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the fund.

SPECIAL TAX RULES APPLICABLE TO TAX-EXEMPT FUNDS. Income distributions to shareholders who are substantial users or related persons of substantial users of facilities financed by industrial revenue bonds may not be excludable from their gross income if such income is derived from such bonds. Income derived from the fund's investments other than tax-exempt instruments may give rise to taxable income. The fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of fund shares to the extent of tax-exempt dividends paid during that period. A shareholder who borrows money to purchase the fund's shares will not be able to deduct the interest paid with respect to such borrowed money.

SALES OF SHARES. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise the gain on the sale, exchange or redemption of fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than 12 months, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to a 30% backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, LFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.

EXCISE TAX. To the extent that the fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Advisor intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

TAX ACCOUNTING PRINCIPLES. To qualify as a "regulated investment company," the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities) and (c) distribute at least 90% of both its ordinary income (inclusive of net short-term capital gains) and its tax-exempt interest income earned each year.

HEDGING TRANSACTIONS. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund and its shareholders.

SECURITIES ISSUED AT A DISCOUNT. The fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In such cases, the fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the fund level.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the fund. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the fund in certain "passive foreign investment companies" could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to fund shareholders. However, the fund may be able to elect to treat a passive foreign investment company as a "qualified electing fund," in which case the fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return.

MANAGEMENT OF THE FUNDS The Advisor is the investment advisor to each of the funds. The Advisor is a wholly owned subsidiary of Liberty Funds Group LLC, One Financial Center, Boston, MA 02111, which in turn is a wholly owned subsidiary of Fleet/Liberty Holdings, inc., a U.S. financial holding company, which in turn is a wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Each of FleetBoston Financial Corporation, Fleet National Bank and Fleet/Liberty Holdings, Inc. is located at 100 Federal Street, Boston, MA 02110.

The directors of Stein Roe are Keith T. Banks, Roger Sayler and Joseph R. Palombo. The positions held by Messrs. Banks and Palombo are listed below. Mr. Sayler is a Managing Director of Fleet Asset Management. The business address of Messrs. Banks and Sayler is 590 Madison Avenue, 36th Floor, Mail Stop NYEH30636A, New York, NY 10022. The business address of Mr. Palombo is One Financial Center, Boston, MA 02111.

TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)


Name and Address                Age       Position with      Principal Occupation During Past Five Years
----------------                ---       -------------      -------------------------------------------
                                          Fund
                                          ----
Douglas A. Hacker               45        Trustee            President of UAL Loyalty Services and Executive Vice
P.O. Box 66100                                               President of United Airlines (airline) since September,
Chicago, IL 60666                                            2001 (formerly Executive Vice President from July, 1999
                                                             to September, 2001); Chief Financial Officer of United
                                                             Airlines since July, 1999; Senior Vice President and
                                                             Chief Financial Officer of UAL, Inc. prior thereto.

Janet Langford Kelly            43        Trustee            Executive Vice President-Corporate Development and
One Kellogg Square                                           Administration, General Counsel and Secretary, Kellogg
Battle Creek, MI 49016                                       Company (food manufacturer), since September, 1999;
                                                             Senior Vice President, Secretary and General Counsel,
                                                             Sara Lee Corporation (branded, packaged,
                                                             consumer-products manufacturer) prior thereto.


Richard W. Lowry                65        Trustee            Private Investor since August, 1987 (formerly Chairman
10701 Charleston Drive                                       and Chief Executive Officer, U.S. Plywood Corporation
Vero Beach, FL 32963                                         (building products manufacturer)).

Salvatore Macera                70        Trustee            Private Investor since 1981 (formerly Executive Vice
26 Little Neck Lane                                          President and Director of Itek Corporation (electronics)
New Seabury, MA  02649                                       from 1975 to 1981).

William E. Mayer*               61        Trustee            Managing Partner, Park Avenue Equity Partners (venture
500 Park Avenue, 5th Floor                                   capital) since 1998 (formerly Founding Partner,
New York, NY 10022                                           Development Capital LLC from November 1996 to 1998; Dean
                                                             and Professor, College of Business and Management,
                                                             University of Maryland from October, 1992 to November,
                                                             1996); Director: Lee Enterprises (print and on-line
                                                             media), WR Hambrecht + Co. (financial service provider)
                                                             and Systech Retail Systems (retail industry technology
                                                             provider).

Charles R. Nelson               59        Trustee            Van Voorhis Professor, Department of Economics,
Department of Economics                                      University of Washington; consultant on econometric and
University of Washington                                     statistical matters.
Seattle, WA 98195

John J. Neuhauser               58        Trustee            Academic Vice President and Dean of Faculties since
84 College Road                                              August, 1999, Boston College (formerly Dean, Boston
Chestnut Hill, MA 02467-3838                                 College School of Management from September, 1977 to
                                                             September, 1999); Director, Saucony, Inc. (athletic
                                                             footwear).

Joseph R. Palombo*              48        Trustee and        Chief Operating Officer of Fleet Asset Management since
One Financial Center                      Chairman of the    November, 2001; formerly Chief Operations Officer of
Boston, MA 02111                          Board              Mutual Funds, Liberty Financial from August, 2000 to
                                                             November, 2001; Executive Vice President of Stein Roe &
                                                             Farnham Incorporated (Stein Roe) since April, 1999;
                                                             Executive Vice President and Director of the Advisor
                                                             since April, 1999; Executive Vice President and Chief
                                                             Administrative Officer of LFG since April, 1999;
                                                             Director of Stein Roe since September, 2000; Trustee and
                                                             Chairman of the Board of the Stein Roe Mutual Funds
                                                             since October, 2000; Manager of Stein Roe Floating Rate
                                                             Limited Liability Company since October, 2000 (formerly
                                                             Vice President of the Liberty Funds from April, 1999 to
                                                             August, 2000; Chief Operating Officer, Putnam Mutual
                                                             Funds from 1994 to 1998).

Thomas E. Stitzel               65        Trustee            Business Consultant since 1999 (formerly Professor of
2208 Tawny Woods Place                                       Finance from 1975 to 1999 and Dean from 1977 to 1991,
Boise, ID  83706                                             College of Business, Boise State University); Chartered
                                                             Financial Analyst.

Thomas C. Theobald              64        Trustee            Managing Director, William Blair Capital Partners
Suite 1300                                                   (private equity investing) since 1994; (formerly Chief
222 West Adams Street                                        Executive Officer and Chairman of the Board of
Chicago, IL 60606                                            Directors, Continental Bank Corporation); Director of
                                                             Xerox Corporation (business products and services),


                                                             Anixter International (network support equipment
                                                             distributor), Jones Lang LaSalle (real estate management
                                                             services) and MONY Group (life insurance).

Anne-Lee Verville               56        Trustee            Chairman of the Board of Directors, Enesco Group, Inc.
359 Stickney Hill Road                                       (designer, importer and distributor of giftware and
Hopkinton, NH  03229                                         collectibles); Director, LearnSomething.com, Inc.
                                                             (online educational products and services) since 2000;
                                                             author and speaker on educational systems needs
                                                             (formerly General Manager, Global Education Industry
                                                             from 1994 to 1997, and President, Applications Solutions
                                                             Division from 1991 to 1994, IBM Corporation (global
                                                             education and global applications)).

Keith T. Banks                  45        President          President of the Liberty Funds since November, 2001; Chief
Fleet Asset Management                                       Investment Officer and Chief Executive Officer of Fleet
590 Madison Avenue, 36th Floor                               Asset Management since 2000 (formerly Managing Director and
Mail Stop NY EH 30636A                                       Head of U.S. Equity, J.P. Morgan Investment Management from
New York, NY  10022                                          1996 to 2000).

Vicki L. Benjamin               39        Chief Accounting   Chief Accounting Officer of the Liberty Funds, Stein Roe
One Financial Center                      Officer            Funds and Liberty All-Star Funds since June, 2001; Vice
Boston, MA 02111                                             President of LFG since April, 2001 (formerly Vice
                                                             President, Corporate Audit, State Street Bank and Trust
                                                             Company from May, 1998 to April, 2001; Staff Associate
                                                             from December, 1989 to December, 1991; Audit Senior from
                                                             January, 1992 to June, 1994; Audit Manager from July,
                                                             1994 to June, 1997; Senior Audit Manager from July, 1997
                                                             to May, 1998, Coopers & Lybrand).

J. Kevin Connaughton            37        Treasurer          Treasurer of the Liberty Funds and of the Liberty
One Financial Center                                         All-Star Funds since December, 2000 (formerly Controller
Boston, MA 02111                                             of the Liberty Funds and of the Liberty All-Star Funds
                                                             from February, 1998 to October, 2000); Treasurer of the
                                                             Stein Roe Funds since February, 2001 (formerly
                                                             Controller from May, 2000 to February, 2001); Senior
                                                             Vice President of LFG since January, 2001 (formerly Vice
                                                             President from April, 2000 to January, 2001) (formerly
                                                             Vice President of the Advisor from February, 1998 to
                                                             October, 2000) (formerly Senior Tax Manager, Coopers &
                                                             Lybrand, LLP from April, 1996 to January, 1998).

MICHELLE G. AZRIALY             32        Controller         Controller of the Liberty Funds and of the Liberty
One Financial Center                                         All-Star Funds since May, 2001; Vice President of LFG
Boston, MA 02111                                             since March, 2001 (formerly Assistant Vice President of
                                                             Fund Administration from September, 2000 to February,
                                                             2001; Compliance Manager of Fund Administration from
                                                             September, 1999 to August, 2000) (formerly Assistant
                                                             Treasurer, Chase Global Fund Services - Boston from
                                                             August, 1996 to September, 1999).

William J. Ballou               36        Secretary          Secretary of the Liberty Funds and of the Liberty
One Financial Center                                         All-Star Funds since October, 2000 (formerly Assistant
Boston, MA 02111                                             Secretary from October, 1997 to October, 2000);
                                                             Secretary of the Stein Roe Funds since February,

                                                             2001 (formerly Assistant Secretary from May, 2000 to
                                                             February, 2001); Senior Vice President of the Advisor
                                                             since April, 2001 (formerly Vice President from October,
                                                             1997 to March, 2001) Senior Counsel of the Advisor since
                                                             April, 2000 (formerly Counsel from October, 1997 to
                                                             March, 2000) Assistant Secretary of the Advisor since
                                                             October, 1997; Senior Vice President of LFG since April,
                                                             2001 (formerly Vice President and Counsel from October,
                                                             1997 to March, 2001); Senior Counsel of LFG since April,
                                                             2000, and Assistant Secretary since December, 1998 of
                                                             LFG (formerly Associate Counsel, Massachusetts Financial
                                                             Services Company from May, 1995 to September, 1997).

(*) A Trustee who is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) of the fund or the Advisor. Mr. Mayer is an interested person by reason of his affiliation with Hambrecht + Co. Mr. Palombo is an interested person as an employee of an affiliate of Stein Roe.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the funds into a master fund/feeder fund structure. Under this structure, a fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objectives, policies and restrictions as the fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

THE MANAGEMENT AGREEMENT

Under a Management Agreement between the Advisor and SR&F Base Trust (Agreement), the Advisor has contracted to furnish each fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each fund pays a monthly fee based on the average of the daily closing value of the total net assets of each fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to the fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all compensation of the Trustees of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. LFD pays the cost of printing and distributing all other Prospectuses.

ADMINISTRATION AGREEMENT

Under an Administration Agreement with each fund, the Advisor, in its capacity as the Administrator to each fund, has contracted to perform the following administrative services:

      (a)   providing office space, equipment and clerical personnel;

      (b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each fund;

      (c) preparing and, if applicable, filing all documents required for compliance by each fund with applicable laws and regulations;

      (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

      (e) coordinating and overseeing the activities of each fund's other third-party service providers; and

      (f)   maintaining certain books and records of each fund.

      (g)   Monitoring the investments and operations of the SR&F Base Trust

The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

THE ACCOUNTING AND BOOKKEEPING AGREEMENT

Stein Roe is responsible for providing accounting and bookkeeping services to the Funds pursuant to an accounting and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), Stein Roe has delegated those functions to State Street Bank and Trust Company (State Street). Stein Roe pays fees to State Street under the Outsourcing Agreement.

Under accounting and bookkeeping agreements with the Trust and SR&F Base Trust, Stein Roe receives from each Fund and Portfolio a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-     From each Portfolio, an annual flat fee of $10,000, paid monthly;
-     From each Fund, an annual flat fee of $5,000, paid monthly; and
- In any month that a Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund that is determined by the following formula:

         [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement)] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

Each Fund and Portfolio reimburses Stein Roe for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

Portfolio Transactions

INVESTMENT DECISIONS. The Advisor acts as investment advisor to each of the funds. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The funds and clients advised by the Advisor or the funds administered by the Advisor sometimes invest in securities in which the fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the funds outweighs the disadvantages, if any, which might result from these practices.

BROKERAGE AND RESEARCH SERVICES. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the funds as a factor in the selection of broker-dealers to execute securities transactions for a fund.

The Advisor places the transactions of the funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the funds' transactions where the funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a fund.

The Advisor may use the services of AlphaTrade Inc. (ATI), a registered broker-dealer and subsidiary of the Advisor, when buying or selling equity securities for a fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays ATI on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through ATI so that the Trustees may consider whether such trades complied with these procedures and the Rule. ATI employs electronic trading methods by which it seeks to obtain best price and execution for the fund, and will use a clearing broker to settle trades.

PRINCIPAL UNDERWRITER

LFD is the principal underwriter of the Trust's shares. LFD has no obligation to buy the funds' shares, and purchases the funds' shares only upon receipt of orders from authorized FSFs or investors.

INVESTOR SERVICING AND TRANSFER AGENT

Liberty Funds Services, Inc. (LFS) is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY LFS. The agreement continues indefinitely but may be terminated by 180 days' notice by the fund to LFS or by LFS to the fund. The agreement limits the liability of LFS to the fund for loss or damage incurred by the fund to situations involving a failure of LFS to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the fund will indemnify LFS against, among other things, loss or damage incurred by LFS on account of any claim, demand, action or suit made on or against LFS not resulting from LFS's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.

CODE OF ETHICS

The funds, the Advisor, and LFD have adopted Codes of Ethics pursuant to the requirements of the Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 14-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

DETERMINATION OF NET ASSET VALUE

Each fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the fund's redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trust's Board of Trustees.

HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the fund before the fund processes that day's transactions. If the FSF fails to transmit before the fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to LFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, LFD's commission is the sales charge shown in the fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that LFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that LFD may from time to time reallow additional amounts to all or certain FSFs. LFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse LFD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption will subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

LFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to LFS, provided the new FSF has a sales agreement with LFD.

Shares credited to an account are transferable upon written instructions in good order to LFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates will not be issued for Class A, Class B or Class C shares. Shareholders may send any certificates which have been previously acquired to LFS for deposit to their account.

LFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Fund's SAI) to FSFs that agree to promote the sale of shares of the Fund or other funds that LFD distributes. At its discretion, the Distributor may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Fund's shares.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of most funds may be purchased through the Automatic Investment Plan. Preauthorized monthly bank drafts or electronic funds transfers for a fixed amount of at least $50 are used to purchase a fund's shares at the public offering price next determined after LFD receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from LFD.

AUTOMATED DOLLAR COST AVERAGING (Classes A, B and C). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any mutual fund advised by Colonial, Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe in which you have a current balance of at least $5,000 into the same class of shares of up to four other funds. Complete the Automated Dollar Cost Averaging section of the Application. The designated amount will be exchanged on the third Tuesday of each month. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any fund, exchange between the same Class of shares of funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any fund, subject to the imposition of any applicable CDSC.

Any additional payments or exchanges into your fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Liberty Funds Services, Inc. P.O. Box 1722, Boston, MA 02105-1722.

You should consult your FSF or investment advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

LFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" for more information.

TAX-SHELTERED RETIREMENT PLANS. LFD offers prototype tax-qualified plans, including IRAs, and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Investors Bank & Trust Company is the Trustee of LFD prototype plans and charges an $18 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from LFD.

Participants in non-LFD prototype Retirement Plans (other than IRAs) also are charged a $10 annual fee unless the plan maintains an omnibus account with LFS. Participants in LFD prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to LFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a LFD IRA Rollover account in any fund, or if the Plan maintains an omnibus account.

Consultation with a competent financial and tax advisor regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling LFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a fund automatically invested in the same class of shares of another fund. An ADD account must be in the same name as the shareholder's existing open account with the particular fund. Call LFS for more information at 1-800-422-3737.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

RIGHT OF ACCUMULATION (Class A and B only). Reduced sales charges on Class A and B shares can be effected by combining a current purchase with prior purchases of Class A, B, C, T and Z shares of the funds distributed by LFD. The applicable sales charge is based on the combined total of:

1.    The current purchase; and

2. The value at the public offering price at the close of business on the previous day of all funds' Class A shares held by the shareholder (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another fund other than a money market fund).

LFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by LFS. A fund may terminate or amend this Right of Accumulation.

STATEMENT OF INTENT (Class A shares only). Any person may qualify for reduced sales charges on purchases of Class A shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C, T and Z shares held by the shareholder on the date of the Statement in funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, LFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to LFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to LFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, LFS will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from LFS at 1-800-345-6611.

REINSTATEMENT PRIVILEGE. An investor who has redeemed Class A, B or C shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any fund at the NAV next determined after LFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or LFS. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

PRIVILEGES OF STEIN ROE EMPLOYEES OR FINANCIAL SERVICE FIRMS (IN THIS SECTION, THE "ADVISOR" REFERS TO STEIN ROE IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO THE FUNDS). Class A shares of certain funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, LFD and other companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with LFD; and such persons' families and their beneficial accounts.

PRIVILEGES OF LIBERTY ACORN FUNDS SHAREHOLDERS. Any shareholder who owned shares of any fund of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by LFD, may purchase Class A shares of any fund distributed by LFD at NAV in those cases where a Liberty Fund Class Z share is not available. Qualifying shareholders will not be subject to Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.

EXCHANGES FOR AFFILIATES OF INVESTMENT ADVISOR. Clients of affiliates of LFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any funds distributed by LFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain funds may charge an annual 12b-1 distribution and service fee.

SPONSORED ARRANGEMENTS. Class A shares of certain funds may be purchased at a reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS) (Classes A, B and C) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with LFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three-month period prior to the first SWP redemption). Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor Services - Systematic Withdrawal Plan."

3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver,
      (i) the disability must arise AFTER the purchase of shares AND (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by LFD for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction or stock power form to LFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form.

Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, LFS and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. Call LFS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to LFS and may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B and Class C shares of the fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and Class C share account may do so but will be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other fund distributions payable in shares of the fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, LFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.

TELEPHONE REDEMPTIONS. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker or furnishing a signature guarantee request. Telephone redemption privileges for larger amounts may be elected on the Application. LFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to execute the telephone authorization form or to use the telephone to execute transactions.

CHECKWRITING Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. LFS will provide checks to be drawn on Boston Safe Deposit and Trust Company (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks, however, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

NON CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a fund's net asset value, a fund may make the payment or a portion of the payment with portfolio securities held by that fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

Shares of most funds that pay daily dividends will normally earn dividends starting with the date the fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class Z shares may be exchanged for Class A shares of the other funds. The prospectus of each fund describes its investment objective and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain funds are not available to residents of all states. Consult LFS before requesting an exchange.

By calling LFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting LFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. LFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, LFS will require customary additional documentation. Prospectuses of the other funds are available from the LFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

You need to hold your Class A shares for five months before exchanging to certain funds having a higher maximum sales charge. Consult your FSF or LFS. In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the fund.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trust's Trustees. The Declaration provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

As described under the caption "Organization and History", the fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES

TOTAL RETURN

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

NONSTANDARDIZED TOTAL RETURN. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate (i.e. cumulative) rather than average annual total returns or may not reflect the sales charge or CDSC.

Total return for a newer class of shares for periods prior to inception includes
(a) the performance of the newer class of shares since inception and (b) the performance of the oldest existing class of shares from the inception date up to the date the newer class was offered for sale. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B or Class C shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B or Class C shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class). Performance results reflect any voluntary waivers or reimbursements of fund expenses by the Advisor, Administrator or its affiliates. Absent these waivers or reimbursements, performance results would have been lower.

YIELD

MONEY MARKET. A money market fund's yield and effective yield is computed in accordance with the SEC's formula for money market fund yields.

NON-MONEY MARKET. The yield for each class of shares of a fund is determined by
(i) calculating the income (as defined by the SEC for purposes of advertising yield) during the base period and subtracting actual expenses for the period (net of any reimbursements), and (ii) dividing the result by the product of the average daily number of shares of the fund that were entitled to dividends during the period and the maximum offering price of the fund on the last day of the period, (iii) then annualizing the result assuming semi-annual compounding. Tax-equivalent yield is calculated by taking that portion of the yield which is exempt from income tax and determining the equivalent taxable yield which would produce the same after-tax yield for any given federal and, in some cases, state tax rate, and adding to that the portion of the yield which is fully taxable. Adjusted yield is calculated in the same manner as yield except that expenses voluntarily borne or waived by the Advisor or its affiliates have been added back to actual expenses.

DISTRIBUTION RATE. The distribution rate for each class of shares of a fund is usually calculated by dividing annual or annualized distributions by the maximum offering price of that class on the last day of the period. Generally, the fund's distribution rate reflects total amounts actually paid to shareholders, while yield reflects the current earning power of the fund's portfolio securities (net of the fund's expenses). The fund's yield for any period may be more or less than the amount actually distributed in respect of such period.

The fund may compare its performance to various unmanaged indices published by such sources as are listed in Appendix II.

The fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Advisor to be reputable, and publications in the press pertaining to a fund's performance or to the Advisor or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper, Inc., Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index and Disclosure Incorporated, Bloomberg and Ibbotson.

All data are based on past performance and do not predict future results.

TAX-RELATED ILLUSTRATIONS. The fund also may present hypothetical illustrations
(i) comparing the fund's and other mutual funds' pre-tax and after-tax total returns, and (ii) showing the effects of income, capital gain and estate taxes on performance.

GENERAL. From time to time, the fund may discuss or quote its current portfolio manager as well as other investment personnel and members of the tax management oversight team, including such person's views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the fund, including the New Value(TM) investment strategy that expands upon the principles of traditional value investing; the fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned in Appendix II and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.

From time to time, the fund may also discuss or quote the views of its distributor, its investment advisor and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

MASTER FUND/FEEDER FUND: STRUCTURE AND RISK FACTORS

Certain Funds are part of a Master Fund/Feeder Fund Structure which seeks to achieve their objectives by investing all of its assets in another mutual fund having an investment objective identical to that of the Fund. The shareholders of each Fund approved this policy of permitting a Fund to act as a feeder fund by investing in a Portfolio. Please refer to Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of the Funds and the Portfolios. The management fees and expenses of the Funds and the Portfolios are described under Investment Advisory and Other Services. Each feeder Fund bears its proportionate share of the expenses of its master Portfolio.

Stein Roe has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

Each Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Aug. 23, 1993. The Declaration of Trust of Base Trust provides that a Fund and other investors in a Portfolio will be liable for all obligations of that Portfolio that are not satisfied by the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and a Portfolio was unable to meet its obligations. Accordingly, the trustees of the Trust believe that neither the Funds nor their shareholders will be adversely affected by reason of a Fund's investing in a Portfolio.

The Declaration of Trust of Base Trust provides that a Portfolio will terminate 120 days after the withdrawal of a Fund or any other investor in the Portfolio, unless the remaining investors vote to agree to continue the business of the Portfolio. The trustees of the Trust may vote a Fund's interests in a Portfolio for such continuation without approval of the Fund's shareholders.

The common investment objectives of the Funds and the Portfolios are nonfundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to a Fund's shareholders.

The fundamental policies of each Fund and the corresponding fundamental policies of its master Portfolio can be changed only with shareholder approval. If a Fund, as a Portfolio investor, is requested to vote on a change in a fundamental policy of a Portfolio or any other matter pertaining to the Portfolio (other than continuation of the business of the Portfolio after withdrawal of another investor), the Fund will solicit proxies from its shareholders and vote its interest in the Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. A Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all investors in a Portfolio. If other investors hold a majority interest in a Portfolio, they could have voting control over that Portfolio.

In the event that a Portfolio's fundamental policies were changed so as to be inconsistent with those of the corresponding Fund, the Board of Trustees of the Trust would consider what action might be taken, including changes to the Fund's fundamental policies, withdrawal of the Fund's assets from the Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in a portfolio of securities. A Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of a Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Fund. Should such a distribution occur, the Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could affect the liquidity of the Fund.

Each investor in a Portfolio, including a Fund, may add to or reduce its investment in the Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in the Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in the Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of the Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business.

Base Trust may permit other investment companies and/or other institutional investors to invest in a Portfolio, but members of the general public may not invest directly in the Portfolio. Other investors in a Portfolio are not required to sell their shares at the same public offering price as a Fund, might incur different administrative fees and expenses than the Fund, and might charge a sales commission. Therefore, Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in a Portfolio. Investment by such other investors in a Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the operating expenses as a percentage of the Portfolio's net assets. Conversely, large-scale redemptions by any such other investors in a Portfolio could result in untimely liquidations of the Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of the Portfolio as a percentage of its net assets. As a result, a Portfolio's security holdings may become less diverse, resulting in increased risk.

Information regarding other investors in a Portfolio may be obtained by writing to SR&F Base Trust at Suite 3200, One South Wacker Drive, Chicago, IL 60606, or by calling 800-338-2550. Stein Roe may provide administrative or other services to one or more of such investors.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS
                    STANDARD & POOR'S RATINGS SERVICES (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

      Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

      Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                    MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

              Prime-1  Highest Quality
              Prime-2  Higher Quality
              Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                   FITCH INC.

INVESTMENT GRADE BOND RATINGS

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SPECULATIVE-GRADE BOND RATINGS

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these securities, and `D' represents the lowest potential for recovery.

                                   APPENDIX II

                                DECEMBER 31, 2001


SOURCE            CATEGORY                                                                         RETURN (%)
CREDIT SUISSE FIRST BOSTON:

                  CSFB High Yield Index                                                               5.78
                  CSFB Leveraged Loan Index                                                           2.66

LIPPER,
INC.:

                  AMEX Composite Index P                                                             -5.59
                  AMEX Computer Tech IX P                                                           -15.09
                  AMEX Institutional IX P                                                           -15.78
                  AMEX Major Market IX P                                                             -4.75
                  Bse Sensex Index                                                                  -17.87
                  CAC 40: FFR IX P                                                                  -21.97
                  CD Rate 1 Month Index Tr                                                            3.88
                  CD Rate 3 Month Index Tr                                                            3.74
                  CD Rate 6 Month Index Tr                                                            3.69
                  Consumer Price Index                                                                 N/A
                  DAX:DM IX TR                                                                      -19.79
                  Domini 400 Social Index                                                              N/A
                  Dow Jones 65 Comp Av P                                                            -12.82
                  Dow Jones Ind Average P                                                            -7.10
                  Dow Jones Ind Dly Reinv                                                            -5.43
                  Dow Jones Ind Mth Reinv                                                            -5.42
                  Dow Jones Trans Av P                                                              -10.41
                  Dow Jones Trans Av Tr                                                              -9.30
                  Dow Jones Util Av P                                                               -28.68
                  Dow Jones Util Av Tr                                                              -26.27
                  Ft/S&P Act Wld Ex US IX                                                           -21.47
                  Jakarta Composite Index                                                            -5.83
                  Jasdaq Index:Yen P                                                                -12.92
                  Lehman 1-3 Govt/Cred Tr                                                             8.78
                  Lehman 1-3 Govt/Credit P                                                            2.73
                  Lehman Aggregate Bd P                                                               1.97
                  Lehman Aggregate Bd Tr                                                              8.44
                  Lehman Cr Bd Int P                                                                  2.69
                  Lehman Cr Bd Int Tr                                                                 9.77
                  Lehman Govt Bd Int P                                                                2.40
                  Lehman Govt Bd Int Tr                                                               8.42
                  Lehman Govt Bd Long P                                                              -1.91
                  Lehman Govt Bd Long Tr                                                              4.34
                  Lehman Govt Bd P                                                                    1.14
                  Lehman Govt Bd Tr                                                                   7.23
                  Lehman Govt/Cr Bd P                                                                 1.90
                  Lehman Govt/Cr Bd Tr                                                                8.50
                  Lehman Govt/Cr Int P                                                                2.50

                  Lehman Govt/Cr Int Tr                                                               8.96
                  Lehman High Yield P                                                                -4.23
                  Lehman High Yield Tr                                                                5.28
                  Lehman Muni 10 Yr IX P                                                             -0.45
                  Lehman Muni 10 Yr IX Tr                                                             4.62
                  Lehman Muni 3 Yr IX P                                                               1.37
                  Lehman Muni 3 Yr IX Tr                                                              6.59
                  Lehman Muni 5 Yr IX Tr                                                              6.21
                  Lehman Muni Bond IX P                                                              -0.16
                  Lehman Muni Bond IX Tr                                                              5.13
                  ML 10+ Yr Treasury IX Tr                                                            4.21
                  ML 1-10 YR CORP BD IX P                                                             2.95
                  ML 1-10 YR CORP BD IX TR                                                           10.02
                  ML 1-3 Yr Muni IX P                                                                 0.93
                  ML 1-3 Yr Muni IX Tr                                                                6.04
                  ML 1-3 Yr Treasury IX P                                                             2.43
                  ML 1-3 Yr Treasury IX Tr                                                            8.30
                  ML 1-5 Yr Gv/Cp Bd IX P                                                             2.68
                  ML 1-5 Yr Gv/Cp Bd IX Tr                                                            8.98
                  ML 15 Yr Mortgage IX P                                                              2.19
                  ML 15 Yr Mortgage IX Tr                                                             8.34
                  ML 1-5 Yr Treasury IX P                                                             2.28
                  ML 1-5 Yr Treasury IX Tr                                                            8.37
                  ML 3 MO T-Bill IX Tr                                                                4.42
                  ML 3-5 Yr Govt IX P                                                                 2.36
                  ML 3-5 Yr Govt IX Tr                                                                8.75
                  ML 3-7 Yr Muni IX Tr                                                                5.97
                  ML 7-12 YR MUNI IX P                                                               -0.55
                  ML 7-12 YR MUNI IX TR                                                               4.54
                  ML Corp Master Index P                                                              3.38
                  ML Corp Master Index Tr                                                            10.70
                  ML Gov/ Corp Master IX T                                                            8.43
                  ML Govt Master Index P                                                              1.03
                  ML Govt Master Index Tr                                                             7.18
                  ML Govt/Corp Master IX P                                                            1.87
                  ML HIGH YLD MASTER 2  P                                                            -4.76
                  ML HIGH YLD MASTER 2  TR                                                            4.48
                  ML High Yld Master IX P                                                            -3.88
                  ML High Yld Master IX Tr                                                            6.20
                  ML US CP/GV 10+ YR IX P                                                             0.12
                  ML US CP/GV 10+ YR IX TR                                                            7.02
                  ML US DOM MASTER  IX P                                                              1.84
                  ML US DOM MASTER  IX TR                                                             8.32
                  MSCI AC Americas Free GD                                                          -12.18
                  MSCI AC Americas Free ID                                                          -13.43
                  MSCI AC Asia Fr-Ja IX GD                                                           -3.84
                  MSCI AC Asia Fr-Ja IX ID                                                           -5.94
                  MSCI AC ASIA PAC FR DGD                                                           -20.73
                  MSCI AC ASIA PAC FR DND                                                           -20.93
                  MSCI AC ASIA PAC FR P IX                                                          -21.84
                  MSCI AC Asia Pac Fr-J GD                                                           -2.40
                  MSCI AC Asia Pac FR-J IX                                                           -4.79

                  MSCI AC Europe IX GD                                                              -19.49
                  MSCI AC Europe IX ID                                                              -21.08
                  MSCI AC Fe Free IX GD                                                             -22.96
                  MSCI AC Fe Free IX ID                                                             -23.87
                  MSCI AC Fe Fr-Ja IX GD                                                             -2.08
                  MSCI AC Fe Fr-Ja IX ID                                                             -4.19
                  MSCI AC Pac Fr-Jpn IX GD                                                           -0.99
                  MSCI AC Pac Fr-Jpn IX ID                                                           -3.41
                  MSCI AC Pacific FR IX ID                                                          -21.84
                  MSCI AC WLD FR VAL IX GD                                                          -13.87
                  MSCI AC WLD FR-US GR DGD                                                          -23.43
                  MSCI AC World Free IX GD                                                          -15.91
                  MSCI AC World Free Ix ID                                                          -17.26
                  MSCI AC World Fr-USA GD                                                           -19.50
                  MSCI AC World Fr-USA ID                                                           -20.98
                  MSCI AC WRLD FR GR DGD                                                            -18.55
                  MSCI AC Wrld Fr-Ja IX GD                                                          -14.45
                  MSCI AC Wrld Fr-Ja IX ID                                                          -15.89
                  MSCI AC WRLD FR-US V DGD                                                          -15.83
                  MSCI Argentina IX GD                                                              -18.27
                  MSCI Argentina IX ID                                                              -22.16
                  MSCI Australia IX GD                                                                2.66
                  MSCI Australia IX ID                                                               -0.58
                  MSCI Australia IX ND                                                                1.68
                  MSCI Austria IX GD                                                                 -5.05
                  MSCI Austria IX ID                                                                 -7.44
                  MSCI Austria IX ND                                                                 -5.65
                  MSCI Belgium IX GD                                                                -10.17
                  MSCI Belgium IX ID                                                                -13.03
                  MSCI Belgium IX ND                                                                -10.89
                  MSCI BRAZIL FREE IX GD                                                            -16.99
                  MSCI BRAZIL FREE IX ID                                                            -21.77
                  MSCI Canada IX GD                                                                 -20.10
                  MSCI Canada IX ID                                                                 -21.41
                  MSCI Canada IX ND                                                                 -20.43
                  MSCI Chile IX GD                                                                   -2.83
                  MSCI Chile IX ID                                                                   -5.96
                  MSCI China Free IX ID                                                             -26.04
                  MSCI Colombia IX GD                                                                45.77
                  MSCI Colombia IX ID                                                                37.07
                  MSCI Czech Rep IX GD                                                               -2.01
                  MSCI Czech Rep IX ID                                                               -4.15
                  MSCI Denmark IX GD                                                                -14.39
                  MSCI Denmark IX ID                                                                -15.94
                  MSCI Denmark IX ND                                                                -14.81
                  MSCI EAFE - JAPAN IX ND                                                           -19.14
                  MSCI EAFE - UK IX GD                                                              -23.20
                  MSCI EAFE - UK IX ID                                                              -24.44
                  MSCI EAFE - UK IX ND                                                              -23.50
                  MSCI EAFE + Canada IX GD                                                          -21.16
                  MSCI EAFE + Canada IX ID                                                          -22.56
                  MSCI EAFE + Canada IX ND                                                          -21.40

                  MSCI EAFE + EMF IX GD                                                             -19.47
                  MSCI EAFE + EMF IX ID                                                             -20.96
                  MSCI EAFE Fr IX ID                                                                -22.61
                  MSCI EAFE GDP Wt IX GD                                                            -21.93
                  MSCI EAFE GDP Wt IX ID                                                            -23.26
                  MSCI EAFE GDP Wt IX ND                                                            -22.20
                  MSCI EAFE GROWTH IX GD                                                            -24.41
                  MSCI EAFE GROWTH IX ID                                                            -25.52
                  MSCI EAFE IX GD                                                                   -21.21
                  MSCI EAFE IX ID                                                                   -22.61
                  MSCI EAFE IX ND                                                                   -21.44
                  MSCI EAFE VALUE IX GD                                                             -18.22
                  MSCI EAFE VALUE IX ID                                                             -19.91
                  MSCI EASEA IX GD                                                                  -18.86
                  MSCI EASEA IX ID                                                                  -20.54
                  MSCI EASEA IX ND                                                                  -19.14
                  MSCI Em Eur/Mid East GD                                                           -16.06
                  MSCI Em Eur/Mid East ID                                                           -17.65
                  MSCI Em Europe IX GD                                                               -8.79
                  MSCI Em Europe IX ID                                                              -10.49
                  MSCI EMF Asia IX GD                                                                 6.19
                  MSCI EMF Asia IX ID                                                                 4.24
                  MSCI EMF Far East IX GD                                                            11.35
                  MSCI EMF Far East IX ID                                                             9.45
                  MSCI EMF IX GD                                                                     -2.37
                  MSCI EMF IX ID                                                                     -4.91
                  MSCI EMF Latin Am IX GD                                                            -0.39
                  MSCI EMF Latin Am IX ID                                                            -4.31
                  MSCI EURO UNION GR IX GD                                                          -24.64
                  MSCI Europe - UK IX GD                                                            -22.00
                  MSCI Europe - UK IX ID                                                            -23.41
                  MSCI Europe - UK IX ND                                                            -22.37
                  MSCI Europe GDP Wt IX ID                                                          -21.23
                  MSCI Europe IX GD                                                                 -19.64
                  MSCI Europe IX ID                                                                 -20.73
                  MSCI Europe IX ND                                                                 -19.90
                  MSCI European Union GD                                                            -19.62
                  MSCI European Union ID                                                            -21.29
                  MSCI EUROPEAN VL IX GD                                                            -15.42
                  MSCI Far East Free IX ID                                                          -29.06
                  MSCI Far East IX GD                                                               -28.28
                  MSCI Far East IX ID                                                               -29.06
                  MSCI Far East IX ND                                                               -28.39
                  MSCI Finland IX GD                                                                -37.81
                  MSCI Finland IX ID                                                                -39.07
                  MSCI Finland IX ND                                                                -38.18
                  MSCI France IX GD                                                                 -22.09
                  MSCI France IX ID                                                                 -23.18
                  MSCI France IX ND                                                                 -22.36
                  MSCI Germany IX GD                                                                -21.99
                  MSCI Germany IX ID                                                                -23.47
                  MSCI Germany IX ND                                                                -22.39

                  MSCI Greece IX GD                                                                 -29.61
                  MSCI Greece IX ID                                                                 -31.36
                  MSCI Hong Kong IX GD                                                              -18.61
                  MSCI Hong Kong IX ID                                                              -21.20
                  MSCI Hongkong IX ND                                                               -18.61
                  MSCI Hungary IX GD                                                                 -9.16
                  MSCI Hungary IX ID                                                                -10.46
                  MSCI India IX GD                                                                  -19.45
                  MSCI India IX ID                                                                  -21.17
                  MSCI Indonesia FR IX GD                                                            -8.48
                  MSCI Indonesia FR IX ID                                                           -10.88
                  MSCI Ireland IX ID                                                                 -4.13
                  MSCI Israel Dom IX ID                                                             -17.57
                  MSCI Israel IX ID                                                                 -32.28
                  MSCI Israel Non Dom Ixid                                                          -53.81
                  MSCI Italy IX GD                                                                  -26.10
                  MSCI Italy IX ID                                                                  -27.90
                  MSCI Italy IX ND                                                                  -26.59
                  MSCI JAPAN GROWTH IX GD                                                           -28.83
                  MSCI Japan IX GD                                                                  -29.28
                  MSCI Japan IX ID                                                                  -29.89
                  MSCI Japan IX ND                                                                  -29.40
                  MSCI JAPAN VALUE IX GD                                                            -30.11
                  MSCI Jordan IX GD                                                                  34.59
                  MSCI Jordan IX ID                                                                  29.02
                  MSCI Kokusai IX GD                                                                -15.06
                  MSCI Kokusai IX ID                                                                -16.46
                  MSCI Kokusai IX ND                                                                -15.39
                  MSCI Korea IX GD                                                                   48.71
                  MSCI Korea IX ID                                                                   45.97
                  MSCI Luxembourg IX ID                                                             -46.04
                  MSCI Malaysia Free Ix GD                                                            4.56
                  MSCI Malaysia Free IX ID                                                            2.26
                  MSCI Mexico Free IX GD                                                             18.55
                  MSCI Mexico Free IX ID                                                             15.93
                  MSCI N American G IX ID                                                           -15.47
                  MSCI N American Vl IX ID                                                          -12.89
                  MSCI Netherland IX GD                                                             -21.62
                  MSCI Netherland IX ID                                                             -23.53
                  MSCI Netherland IX ND                                                             -22.10
                  MSCI New Zealand IX GD                                                              9.50
                  MSCI New Zealand IX ID                                                              5.63
                  MSCI New Zealand IX ND                                                              8.42
                  MSCI Nordic IX GD                                                                 -28.67
                  MSCI Nordic IX ID                                                                 -30.05
                  MSCI Nordic IX ND                                                                 -29.07
                  MSCI Norway IX GD                                                                 -11.69
                  MSCI Norway IX ID                                                                 -13.79
                  MSCI Norway IX ND                                                                 -12.22
                  MSCI Nth Amer IX GD                                                               -12.40
                  MSCI Nth Amer IX ID                                                               -13.60
                  MSCI Nth Amer IX ND                                                               -12.75

                  MSCI Pac - Japan IX GD                                                             -9.43
                  MSCI Pac - Japan IX ID                                                            -12.16
                  MSCI Pac - Japan IX ND                                                             -9.88
                  MSCI PAC FREE GR IX GD                                                            -25.27
                  MSCI PAC FREE VL IX GD                                                            -25.42
                  MSCI PAC FR-JPN GR IX GD                                                          -11.64
                  MSCI PAC FR-JPN VL IX GD                                                           -7.43
                  MSCI Pacific Free IX ID                                                           -26.21
                  MSCI Pacific Fr-Jpn ID                                                            -12.16
                  MSCI Pacific IX GD                                                                -25.22
                  MSCI Pacific IX ID                                                                -26.21
                  MSCI Pacific IX ND                                                                -25.40
                  MSCI Pakistan IX GD                                                               -23.32
                  MSCI Pakistan IX ID                                                               -34.61
                  MSCI Peru IX GD                                                                    19.92
                  MSCI Peru IX ID                                                                    15.27
                  MSCI Philippines FR DG                                                            -19.29
                  MSCI Philippines FR GD                                                            -19.70
                  MSCI Portugal IX GD                                                               -21.60
                  MSCI Portugal IX ID                                                               -23.01
                  MSCI Russia IX GD                                                                  55.85
                  MSCI Russia IX ID                                                                  53.17
                  MSCI Singapore Fr IX GD                                                           -23.42
                  MSCI Singapore Fr IX ID                                                           -25.02
                  MSCI South Africa IX GD                                                           -17.21
                  MSCI South Africa IX ID                                                           -20.27
                  MSCI Spain IX GD                                                                  -11.01
                  MSCI Spain IX ID                                                                  -12.78
                  MSCI Spain IX ND                                                                  -11.36
                  MSCI Sri Lanka IX GD                                                               44.27
                  MSCI Sri Lanka IX ID                                                               36.08
                  MSCI Sweden IX GD                                                                 -26.76
                  MSCI Sweden IX ID                                                                 -28.15
                  MSCI Sweden IX ND                                                                 -27.18
                  MSCI Swtzrlnd IX GD                                                               -21.08
                  MSCI Swtzrlnd IX ID                                                               -21.94
                  MSCI Swtzrlnd IX ND                                                               -21.38
                  MSCI Taiwan IX GD                                                                  10.47
                  MSCI Taiwan IX ID                                                                   8.77
                  MSCI Thailand Free IX GD                                                            5.25
                  MSCI Thailand Free IX ID                                                            2.90
                  MSCI Turkey IX GD                                                                 -32.66
                  MSCI Turkey IX ID                                                                 -33.73
                  MSCI UK IX GD                                                                     -14.05
                  MSCI UK IX ID                                                                     -16.07
                  MSCI UK IX ND                                                                     -14.05
                  MSCI USA IX GD                                                                    -12.03
                  MSCI USA IX ID                                                                    -13.23
                  MSCI USA IX ND                                                                    -12.39
                  MSCI Venezuela IX GD                                                               -6.62
                  MSCI Venezuela IX ID                                                              -10.04
                  MSCI World - UK IX GD                                                             -16.80

                  MSCI World - UK IX ID                                                             -18.03
                  MSCI World - UK IX ND                                                             -17.14
                  MSCI World - USA IX GD                                                            -21.16
                  MSCI World - USA IX ID                                                            -22.56
                  MSCI World - USA IX ND                                                            -21.40
                  MSCI World Free IX ND                                                             -16.82
                  MSCI World GDP Wt IX ID                                                           -19.15
                  MSCI WORLD GROWTH IX ID                                                           -20.14
                  MSCI World IX Free ID                                                             -17.83
                  MSCI World IX GD                                                                  -16.52
                  MSCI World IX ID                                                                  -17.83
                  MSCI World IX ND                                                                  -16.82
                  MSCI WORLD IX SC DGD IX                                                             1.23
                  MSCI WORLD IX VALUE                                                               -14.54
                  MSCI WORLD VALUE IX ID                                                            -16.16
                  MSCI WORLD-USA GR IX GD                                                           -25.16
                  MSCI World-USA VL IX GD                                                           -17.47
                  MSCI Wrld - Austrl IX GD                                                          -16.76
                  MSCI Wrld - Austrl IX ID                                                          -18.05
                  MSCI Wrld - Austrl IX ND                                                          -17.06
                  MSCI WRLD EX USA SC GD                                                            -10.23
                  MSCI WRLD EX USA SC ID                                                            -12.35
                  MSCI WRLD EX USA SC ND                                                            -10.63
                  MSCI WRLD FINANCIALS GD                                                           -16.50
                  MSCI WRLD FINANCIALS ID                                                           -18.26
                  MSCI WRLD FREE GR DGD IX                                                          -19.17
                  MSCI WRLD HEALTHCARE GD                                                           -12.98
                  MSCI WRLD HEALTHCARE ID                                                           -14.00
                  MSCI WRLD INFO TECH GD                                                            -29.50
                  MSCI WRLD INFO TECH ID                                                            -29.74
                  MSCI WRLD TECH HDWR GD                                                            -36.22
                  MSCI WRLD TECH HDWR ID                                                            -36.49
                  MSCI WRLD TELECOM GD                                                              -23.22
                  MSCI WRLD TELECOM ID                                                              -26.41
                  NASDAQ 100 IX P                                                                   -32.65
                  NASDAQ Bank IX P                                                                   10.08
                  NASDAQ Composite IX P                                                             -21.05
                  NASDAQ Industrial IX P                                                             -6.33
                  NASDAQ Insurance IX P                                                               7.10
                  NASDAQ Natl Mkt Cmp IX                                                            -21.26
                  NASDAQ Natl Mkt Ind IX                                                             -6.65
                  NASDAQ Transport IX P                                                              10.73
                  Nikkei 225 Avg:Yen P                                                              -23.52
                  NYSE Composite P                                                                  -10.21
                  NYSE Finance IX P                                                                  -8.23
                  NYSE Industrials IX P                                                              -8.41
                  NYSE Transportation IX                                                             -5.18
                  NYSE Utilities IX P                                                               -25.13
                  Philippines Composite IX                                                          -21.84
                  PSE Technology IX P                                                               -15.59
                  Russell 1000 Grow Ix                                                              -20.91
                  Russell 1000 Grow IX Tr                                                           -20.42

                  Russell 1000 IX P                                                                 -13.61
                  Russell 1000 IX Tr                                                                -12.45
                  Russell 1000 Value Ix                                                              -7.41
                  Russell 1000 Value IX Tr                                                           -5.59
                  Russell 2000 Grow Ix                                                               -9.55
                  Russell 2000 Grow IX Tr                                                            -9.23
                  Russell 2000 IX P                                                                   1.02
                  Russell 2000 IX Tr                                                                  2.49
                  Russell 2000 Value Ix                                                              11.37
                  Russell 2000 Value IX Tr                                                           14.02
                  RUSSELL 2500 GROW IX P                                                            -11.11
                  RUSSELL 2500 GROW IX TR                                                           -10.83
                  RUSSELL 2500 IX P                                                                  -0.26
                  RUSSELL 2500 IX TR                                                                  1.22
                  RUSSELL 2500 VALUE IX P                                                             7.37
                  RUSSELL 2500 VALUE IX TR                                                            9.74
                  RUSSELL 3000 GROW IX P                                                            -20.10
                  RUSSELL 3000 GROW IX TR                                                           -19.63
                  Russell 3000 IX P                                                                 -12.63
                  Russell 3000 IX Tr                                                                -11.46
                  RUSSELL 3000 VALUE IX P                                                            -6.20
                  RUSSELL 3000 VALUE IX TR                                                           -4.33
                  RUSSELL MDCP VALUE IX P                                                             0.21
                  RUSSELL MDCP VALUE IX TR                                                            2.33
                  Russell Midcap G IX TR                                                            -20.15
                  RUSSELL MIDCAP GR IX P                                                            -20.34
                  RUSSELL MIDCAP IX P                                                                -7.00
                  RUSSELL MIDCAP IX TR                                                               -5.62
                  RUSSELL SMCP CMPT GRO P                                                           -25.19
                  RUSSELL SMCP CMPT GRO TR                                                          -25.02
                  RUSSELL SMCP CMPT IX P                                                            -11.79
                  RUSSELL SMCP CMPT IX TR                                                           -10.70
                  RUSSELL SMCP CMPT VAL IX                                                            5.18
                  RUSSELL SMCP CMPT VAL P                                                             3.01
                  RUSSELL TOP 200 GRO IX P                                                          -21.03
                  RUSSELL TOP 200 GROW  IX                                                          -20.48
                  RUSSELL TOP 200 IX P                                                              -15.66
                  RUSSELL TOP 200 IX TR                                                             -14.57
                  RUSSELL TOP 200 VAL IX P                                                          -10.49
                  RUSSELL TOP 200 VALUE IX                                                           -8.79
                  S & P 100 Index TR                                                                -14.88
                  S & P 500 Daily Reinv                                                             -11.87
                  S & P 500 Index P                                                                 -13.04
                  S & P 500 Mnthly Reinv                                                            -11.88
                  S & P 500/BARRA G IX TR                                                           -12.73
                  S & P 500/BARRA V IX TR                                                           -11.71
                  S & P 600 Index P                                                                   5.73
                  S & P 600 Index Tr                                                                  6.51
                  S & P Financial IX P                                                              -10.31
                  S & P Financial IX Tr                                                              -8.79
                  S & P Industrial IX Tr                                                            -11.67
                  S & P Industrials P                                                               -12.74

                  S & P MC 400/BARRA G TR                                                            -7.97
                  S & P MC 400/BARRA V TR                                                             7.14
                  S & P Midcap 400 IX P                                                              -1.63
                  S & P Midcap 400 IX Tr                                                             -0.62
                  S & P SC 600/BARRA G TR                                                            -1.18
                  S & P SC 600/BARRA V TR                                                            13.10
                  S & P Transport Index P                                                            -1.16
                  S & P Transport IX Tr                                                              -0.24
                  S & P Utility Index P                                                             -32.52
                  S & P Utility Index Tr                                                            -30.43
                  SB Cr-Hdg Nn-US Wd IX Tr                                                            6.12
                  SB Cr-Hdg Wd Gv Bd IX Tr                                                            6.27
                  SB Non-US Wd Gv Bd IX Tr                                                           -3.54
                  SB Wd Gv Bd:Austrl IX Tr                                                           -4.17
                  SB Wd Gv Bd:Germny IX Tr                                                           -0.05
                  SB Wd Gv Bd:Japan IX Tr                                                            -9.95
                  SB Wd Gv Bd:UK IX Tr                                                                0.43
                  SB Wd Gv Bd:US IX Tr                                                                6.73
                  SB World Govt Bond IX Tr                                                           -0.99
                  Straits Times Index                                                               -15.74
                  SWISS PERF:SFR IX TR                                                              -22.03
                  TAIWAN SE:T$ IX P                                                                  18.18
                  T-Bill 1 Year Index Tr                                                              3.29
                  T-Bill 3 Month Index Tr                                                             3.43
                  T-Bill 6 Month Index Tr                                                             3.37
                  Thailand Set Index                                                                 12.88
                  TOKYO 2ND SCT:YEN IX P                                                            -12.06
                  TOKYO SE(TOPIX):YEN IX P                                                          -19.59
                  TORONTO 300:C$ IX P                                                               -13.94
                  TORONTO SE 35:C$ IX P                                                              -6.26
                  Value Line Cmp IX-Arth                                                             10.88
                  Value Line Cmp IX-Geom                                                             -6.08
                  Value Line Industrl IX                                                             -6.06
                  Value Line Railroad IX                                                             32.45
                  Value Line Utilties IX                                                            -21.02

THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUST:

                  Real Estate Investment Trust Index                                                 13.93

SALOMON SMITH BARNEY:

                  SSB World Ex U.S. Cap Range $2-$10 Billion                                        -15.49
                  SSB EMI Global Ex U.S.                                                            -14.66
                  SSB EMI World Ex U.S.                                                             -15.70
                  Salomon 30 Year Benchmark                                                           3.42

Each Russell Index listed above is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company.

*in U.S. currency

LIBERTY FUNDS TRUST I                           LIBERTY FUNDS TRUST V
LIBERTY HIGH YIELD SECURITIES FUND              LIBERTY CALIFORNIA TAX-EXEMPT FUND
LIBERTY INCOME FUND                             LIBERTY CONNECTICUT TAX-EXEMPT FUND
LIBERTY STRATEGIC INCOME FUND                   LIBERTY MASSACHUSETTS TAX-EXEMPT FUND
LIBERTY TAX-MANAGED AGGRESSIVE GROWTH FUND      LIBERTY NEW YORK TAX-EXEMPT FUND
LIBERTY TAX-MANAGED VALUE FUND                  LIBERTY OHIO TAX-EXEMPT FUND
LIBERTY TAX-MANAGED GROWTH FUND                 LIBERTY GLOBAL YOUNG INVESTOR FUND
LIBERTY TAX-MANAGED GROWTH FUND II
                                                LIBERTY FUNDS TRUST VI
LIBERTY FUNDS TRUST II                          LIBERTY SMALL-CAP VALUE FUND
LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND        LIBERTY GROWTH & INCOME FUND
LIBERTY NEWPORT GREATER CHINA FUND              LIBERTY NEWPORT ASIA PACIFIC FUND
LIBERTY MONEY MARKET FUND
LIBERTY INTERMEDIATE GOVERNMENT FUND            LIBERTY FUNDS TRUST VII
                                                LIBERTY NEWPORT TIGER FUND
LIBERTY FUNDS TRUST III                         LIBERTY NEWPORT EUROPE FUND
LIBERTY NEWPORT GLOBAL EQUITY FUND
LIBERTY NEWPORT INTERNATIONAL EQUITY FUND       LIBERTY FLOATING RATE ADVANTAGE FUND
LIBERTY SELECT VALUE FUND
LIBERTY FEDERAL SECURITIES FUND                 LIBERTY FLOATING RATE FUND
THE LIBERTY FUND
LIBERTY CONTRARIAN SMALL-CAP FUND               LIBERTY-STEIN ROE FUNDS INCOME TRUST
LIBERTY CONTRARIAN EQUITY FUND                  LIBERTY HIGH YIELD BOND FUND, CLASS A
LIBERTY CONTRARIAN INCOME FUND                  LIBERTY INCOME BOND FUND, CLASS A
LIBERTY CONTRARIAN FUND                         LIBERTY INTERMEDIATE BOND FUND, CLASS A

LIBERTY FUNDS TRUST IV                          LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
LIBERTY HIGH YIELD MUNICIPAL FUND               LIBERTY MIDCAP GROWTH FUND
LIBERTY TAX-EXEMPT FUND                         LIBERTY FOCUS FUND, CLASS A
LIBERTY TAX-EXEMPT INSURED FUND                 LIBERTY SMALL COMPANY GROWTH FUND, CLASS A
LIBERTY UTILITIES FUND                          LIBERTY CAPITAL OPPORTUNITIES FUND, CLASS A
LIBERTY MUNICIPAL MONEY MARKET FUND             LIBERTY GROWTH INVESTOR FUND

LIBERTY-STEIN ROE ADVISOR TRUST                 LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST
LIBERTY YOUNG INVESTOR FUND                     LIBERTY HIGH INCOME MUNICIPALS FUND, CLASS A
LIBERTY GROWTH STOCK FUND                       STEIN ROE INTERMEDIATE MUNICIPALS FUND, CLASSES A, B, C


               Supplement to Statements of Additional Information

On November 1, 2001, Fleet National Bank completed its acquisition of the asset management business of Liberty Financial Companies, Inc., including each investment advisor and affiliated sub-advisor of the Funds. Fleet National Bank is a direct, wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Under the rules for mutual funds, the transaction resulted in a change of control of the Funds' investment advisors and affiliated sub-advisor and, therefore, an assignment of their investment advisory and, if applicable, sub-advisory and portfolio management contracts with the Funds. At meetings of shareholders held on September 26, 2001, shareholders of the Funds approved new investment advisory, sub-advisory and portfolio management contracts. The new contracts are substantially identical in all respects to the contracts in effect prior to November 1, 2001 except for their effective and termination dates and other non-material changes.

The investment advisor for each Fund, except those listed in the following paragraphs, is a wholly owned subsidiary of Liberty Funds Group LLC (LFG), One Financial Center, Boston, MA 02111. LFG is a wholly owned subsidiary of Fleet/Liberty Holdings, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation. Each of FleetBoston Financial Corporation, Fleet National Bank and Fleet/Liberty Holdings, Inc. is located at 100 Federal Street, Boston, MA 02110.

The investment advisor for the Liberty Contrarian Funds is a wholly owned subsidiary of Fleet/Liberty Holdings, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation.

The investment advisor for the Liberty Newport Funds is a majority-owned subsidiary of Newport Pacific Management, Inc., which in turn is a wholly owned subsidiary of Liberty Newport Holdings, Limited, which in turn is a wholly owned subsidiary of Fleet/Liberty Holdings, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation. Newport Pacific Management, Inc. is located at 580 California Street, San Francisco, CA 94104.

The investment sub-advisor for the Liberty Global Young Investor Fund is a wholly owned subsidiary of Fleet/Liberty Holdings, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation. The Fund's investment sub-advisor is a limited partnership managed by its general partner, WAM Acquisition G.P. ("WAM GP"). WAM GP is a wholly owned subsidiary of Fleet/Liberty Holdings, Inc. and is located at 227 West Monroe Street, Suite 3000, Chicago, IL 60606.

As of November 1, 2001, Keith T. Banks, 45, whose business address is c/o Fleet Asset Management, 590 Madison Avenue, 36th Floor, Mail Stop NY EH 30636A, New York, NY 10022, replaces Stephen E. Gibson as President of each of the above referenced Trusts. In addition to his position as President of the Trusts, Mr. Banks is and has been Chief Investment Officer and Chief Executive Officer of Fleet Asset Management since 2000 and was formerly Managing Director and Head of U.S. Equity for J.P. Morgan Investment Management from 1996 to 2000.

As of November 1, 2001, Kevin M. Carome is no longer Executive Vice President of the Trusts.

November 2, 2001

                                                                      APPENDIX C

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold, are shown below. Each officer listed below serves as an officer of each of the Liberty Funds.

                                                                                       Number of
                                                                                      Portfolios
                             Position     Year First                                    in Fund
                                with      Elected or                                    Complex           Other
       Name, Address          Liberty     Appointed       Principal Occupation(s)       Overseen      Directorships
          and Age              Funds      to Office       During Past Five Years       By Trustee         Held
          -------              -----      ---------       ----------------------       ----------         ----
DISINTERESTED TRUSTEES
Douglas A. Hacker             Trustee      2000      President of UAL Loyalty            103             None
(Age 46)                                             Services and Executive Vice
P.O. Box 66100                                       President of United Airlines
Chicago, IL 60666                                    (airline) since September,
                                                     2001 (formerly Executive
                                                     Vice President from July,
                                                     1999 to September, 2001);
                                                     Chief Financial Officer of
                                                     United Airlines since
                                                     July, 1999; Senior Vice
                                                     President and Chief
                                                     Financial Officer of UAL,
                                                     Inc. prior thereto.

Janet Langford Kelly          Trustee      1996      Executive Vice                      103             None
(Age 44)                                             President-Corporate
One Kellogg Square                                   Development and
Battle Creek, MI 49016                               Administration, General
                                                     Counsel and Secretary,
                                                     Kellogg Company (food
                                                     manufacturer), since
                                                     September, 1999; Senior
                                                     Vice President, Secretary
                                                     and General Counsel, Sara
                                                     Lee Corporation (branded,
                                                     packaged,
                                                     consumer-products
                                                     manufacturer) prior
                                                     thereto.

Richard W. Lowry              Trustee      2000      Private Investor since August,      105             None
(Age 65)                                             1987 (formerly Chairman and
10701 Charleston Drive                               Chief Executive Officer, U.S.
Vero Beach, FL 32963                                 Plywood Corporation (building
                                                     products manufacturer)).

Salvatore Macera              Trustee      2000      Private Investor since 1981         103             None
(Age 70)                                             (formerly Executive Vice
26 Little Neck Lane                                  President and Director of Itek
New Seabury, MA  02649                               Corporation (electronics) from
                                                     1975 to 1981).

                                                                                       Number of
                                                                                      Portfolios
                               Position   Year First                                    in Fund
                                 with     Elected or                                    Complex           Other
       Name, Address           Liberty    Appointed       Principal Occupation(s)       Overseen      Directorships
          and Age               Funds     to Office       During Past Five Years       By Trustee         Held
          -------               -----     ---------       ----------------------       ----------         ----
DISINTERESTED TRUSTEES
Charles R. Nelson              Trustee      1981      Van Voorhis Professor,              103             None
(Age 59)                                              Department of Economics,
Department of Economics                               University of Washington since
University of Washington                              January, 1976; consultant on
Seattle, WA 98195                                     econometric and statistical
                                                      matters.

John J. Neuhauser              Trustee      2000      Academic Vice President and         105          Saucony, Inc.
(Age 58)                                              Dean of Faculties since                            (athletic
84 College Road                                       August, 1999, Boston College                       footwear);
Chestnut Hill, MA 02467-3838                          (formerly Dean, Boston College                  SkillSoft Corp.
                                                      School of Management from                        (e-learning).
                                                      September, 1977 to September,
                                                      1999).

Thomas E. Stitzel              Trustee      2000      Business Consultant since 1999      103             None
(Age 66)                                              (formerly Professor of Finance
2208 Tawny Woods Place                                from 1975 to 1999 and Dean
Boise, ID  83706                                      from 1977 to 1991, College of
                                                      Business, Boise State
                                                      University); Chartered
                                                      Financial Analyst.

Thomas C. Theobald             Trustee      1996      Managing Director, William          103        Xerox Corporation
(Age 64)                                              Blair Capital Partners                             (business
Suite 1300                                            (private equity investing)                        products and
222 West Adams Street                                 since September, 1994                              services),
Chicago, IL 60606                                     (formerly Chief Executive                           Anixter
                                                      Officer and Chairman of the                      International
                                                      Board of Directors,                             (network support
                                                      Continental Bank Corporation).                     equipment
                                                                                                       distributor),
                                                                                                         Jones Lang
                                                                                                       LaSalle (real
                                                                                                     estate management
                                                                                                       services) and
                                                                                                        MONY Group
                                                                                                          (life
                                                                                                        insurance).

                                                                                      Number of
                                                                                     Portfolios
                              Position   Year First                                    in Fund
                               with      Elected or                                    Complex           Other
       Name, Address          Liberty    Appointed       Principal Occupation(s)       Overseen      Directorships
          and Age              Funds     to Office       During Past Five Years       By Trustee         Held
          -------              -----     ---------       ----------------------       ----------         ----
DISINTERESTED TRUSTEES
Anne-Lee Verville             Trustee      2000       Author and speaker on               103       Chairman of the
(Age 56)                                              educational systems needs                         Board of
359 Stickney Hill Road                                (formerly General Manager,                   Directors, Enesco
Hopkinton, NH  03229                                  Global Education Industry from                  Group, Inc.
                                                      1994 to 1997, and President,                     (designer,
                                                      Applications Solutions                          importer and
                                                      Division from 1991 to 1994,                    distributor of
                                                      IBM Corporation (global                         giftware and
                                                      education and global                           collectibles).
                                                      applications)).

                                                                                     Number of
                                                                                    Portfolios
                            Position   Year First                                    in Fund
                              with      Elected or                                    Complex           Other
       Name, Address         Liberty    Appointed       Principal Occupation(s)       Overseen      Directorships
          and Age             Funds     to Office       During Past Five Years       By Trustee          Held
          -------             -----     ---------       ----------------------       ----------          ----
Interested Trustees
William E. Mayer*            Trustee       1994      Managing Partner, Park Avenue      105         Lee Enterprises
(Age 61)                                             Equity Partners (private equity                   (print and
399 Park Avenue                                      fund) since February, 1999                      on-line media),
Suite 3204                                           (formerly Founding Partner,                     WR Hambrecht +
New York, NY 10022                                   Development Capital LLC from                    Co. (financial
                                                     November 1996 to February,                          service
                                                     1999; Dean and Professor,                      provider), First
                                                     College of Business and                             Health
                                                     Management, University of                      (healthcare) and
                                                     Maryland from October, 1992 to                  Systech Retail
                                                     November, 1996).                                Systems (retail
                                                                                                         industry
                                                                                                        technology
                                                                                                        provider).

Joseph R. Palombo*           Trustee       2000      Chief Operating Officer of         103               None
(Age 48)                     and                     Columbia Management Group, Inc.
One Financial Center         Chairman                (Columbia Management Group)
Boston, MA 02111             of the                  since November, 2001; formerly
                             Board                   Chief Operations Officer of
                                                     Mutual Funds, Liberty Financial
                                                     Companies, Inc. from August,
                                                     2000 to November, 2001;
                                                     Executive Vice President of
                                                     Stein Roe since April, 1999;
                                                     Executive Vice President and
                                                     Director of Colonial Management
                                                     Associates, Inc. (Colonial)
                                                     since April, 1999; Executive
                                                     Vice President and Chief
                                                     Administrative Officer of
                                                     Liberty Funds Group, LLC (LFG)
                                                     since April, 1999; Director of
                                                     Stein Roe since September,
                                                     2000; Trustee and Chairman of
                                                     the Board of the Stein Roe
                                                     Mutual Funds since October,
                                                     2000; Manager of Stein Roe
                                                     Floating Rate Limited Liability
                                                     Company since October, 2000
                                                     (formerly Vice President of the
                                                     Liberty Funds from April, 1999
                                                     to August, 2000; Chief
                                                     Operating Officer and Chief
                                                     Compliance Officer, Putnam
                                                     Mutual Funds from December,
                                                     1993 to March, 1999).

* Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of an affiliate of Stein Roe.

                                              Year First
                                Position       Elected or
       Name, Address          With Liberty    Appointed to         Principal Occupation(s)
          and Age                 Funds          Office            During Past Five Years
          -------                 -----          ------            ----------------------
Officers
Keith T. Banks (Age 46)         President         2001      President of the Liberty Funds since November, 2001;
Columbia Management Group,                                  Chief Investment Officer and Chief Executive Officer of
Inc.                                                        Columbia Management Group since August, 2000 (formerly
590 Madison Avenue, 36th                                    Managing Director and Head of U.S. Equity, J.P. Morgan
Floor                                                       Investment Management from November, 1996 to August,
Mail Stop NY EH 30636A                                      2000).
New York, NY  10022

Vicki L. Benjamin                 Chief           2001      Chief Accounting Officer of the Liberty Funds and
(Age 40)                       Accounting                   Liberty All-Star Funds since June, 2001; Vice President
One Financial Center             Officer                    of LFG since April, 2001 (formerly Vice President,
Boston, MA 02111                                            Corporate Audit, State Street Bank and Trust Company
                                                            from May, 1998 to April, 2001; Audit Manager from July,
                                                            1994 to June, 1997; Senior Audit Manager from July, 1997
                                                            to May, 1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton            Treasurer         2000      Treasurer of the Liberty Funds and of the Liberty
(Age 37)                                                    All-Star Funds since December, 2000 (formerly Controller
One Financial Center                                        of the Liberty Funds and of the Liberty All-Star Funds
Boston, MA 02111                                            from February, 1998 to October, 2000); Treasurer of the
                                                            Stein Roe Funds since February, 2001 (formerly
                                                            Controller from May, 2000 to February, 2001); Senior
                                                            Vice President of LFG since January, 2001 (formerly Vice
                                                            President from April, 2000 to January, 2001; Vice
                                                            President of Colonial from February, 1998 to October,
                                                            2000; Senior Tax Manager, Coopers & Lybrand, LLP from
                                                            April, 1996 to January, 1998).

Michelle G. Azrialy            Controller         2001      Controller of the Liberty Funds and of the Liberty
(Age 32)                                                    All-Star Funds since May, 2001; Vice President of LFG
One Financial Center                                        since March, 2001 (formerly Assistant Vice President of
Boston, MA 02111                                            Fund Administration from September, 2000 to February,
                                                            2001; Compliance Manager of Fund Administration from
                                                            September, 1999 to August, 2000) (formerly Assistant
                                                            Vice President and Assistant Treasurer, Chase Global
                                                            Fund Services - Boston from August, 1996 to September,
                                                            1999).

Jean S. Loewenberg              Secretary         2002      Secretary of the Liberty Funds and of the Liberty
(Age 56)                                                    All-Star Funds since February, 2002; Senior Vice
One Financial Center                                        President and Group Senior Counsel, FleetBoston
Boston, MA 02111                                            Financial Corporation since November, 1996.

TRUSTEE POSITIONS

As of December 31, 2001, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston Financial, the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.

Approving the Investment Advisory Contract

In determining to approve the most recent annual extension of the Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in the Fund's Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources devoted by the Advisor to the Fund were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.

The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Fund. See "Principal Investment Strategies" and "Principal Investment Risks" in the Fund's Prospectus. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objectives and policies.

The Trustees considered the scope of the services provided by the Advisor to the Fund under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds - The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor to the Fund. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of the Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds - Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds - Portfolio Transactions."

The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to the Fund's total expenses and the reputation of the Fund's other service providers. See "Your Expenses" in the Fund's Prospectus. The Trustees also considered information provided by third parties relating to the Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other Advisors. The Trustees reviewed performance over various periods, including the Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Fund's Prospectus), as well as factors identified by the Advisor as contributing to the Fund's performance. See the Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment Advisors of similarly-managed funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Fund, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Fund directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Fund and the research services available to the Advisor by reason of brokerage commissions generated by the Fund's turnover. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in the Fund's Prospectus.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

General

Messrs. Lowry, Mayer and Neuhauser are also Trustees of the Liberty All-Star Funds.

The Trustees serve as trustees of all funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the funds based on each fund's relative net assets and one-third of the fees is divided equally among the funds.

TRUSTEES AND TRUSTEES' FEES

The Advisor or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with the Advisor. For the fiscal year ended June 30, 2001 and the calendar year ended December 31, 2001, the Trustees received the following compensation for serving as Trustees:


                                             Aggregate                                Total Compensation from the
                                         Compensation from    Pension or Retirement    Fund and the Fund Complex
                                         the Fund for the      Benefits Accrued as      Paid to the Trustees for
Trustee                                  Fiscal Year Ended           Part of            the Calendar Year Ended
-------                                    June 30, 2001        Fund Expenses (a)        December 31, 2001 (b)
                                           -------------        -----------------        ---------------------
John A. Bacon, Jr.(c)                          $300                    N/A                     $ 95,000
Robert J. Birnbaum                              N/A                    N/A                       25,300
Tom Bleasdale(c)                                N/A                    N/A                      103,000(d)
William W. Boyd(c)                              N/A                    N/A                       50,000
Lora S. Collins(c)                              N/A                    N/A                       96,000
James E. Grinnell(c)                            N/A                    N/A                      100,300
Douglas A. Hacker                               830                    N/A                      109,000
Janet Langford Kelly                            720                    N/A                      107,000
Richard W. Lowry                                539                    N/A                      135,300
Salvatore Macera                                530                    N/A                      110,000
William E. Mayer                                501                    N/A                      132,300
James L. Moody, Jr. (c)                         N/A                    N/A                       91,000
Charles R. Nelson                               830                    N/A                      109,000
John J. Neuhauser                               531                    N/A                      132,510
Joseph R. Palombo(e)                            N/A                    N/A                          N/A
Thomas Stitzel                                  520                    N/A                      109,000
Thomas C. Theobald                              839                    N/A                      112,000
Anne-Lee Verville                               548(f)                 N/A                      114,000(f)

(a) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(b) As of December 31, 2001, the Liberty family of funds (Liberty Funds) consisted of 53 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.
(c) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $103,000, $50,000, $75,000, $91,000, and $96,000,
      respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty

      Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.
(d) During the calendar year ended December 31, 2001, Mr. Bleasdale deferred his total compensation of $103,000 pursuant to the deferred compensation plan.
(e) Mr. Palombo does not receive compensation because he is an employee of the Advisor. Because Mr. Palombo is an "interested person" of Liberty Asset Management Company, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.
(f) During the fiscal year ended June 30, 2001, and the calendar year ended December 31, 2001, Ms. Verville deferred her total compensation of $548 and $114,000, respectively, pursuant to the deferred compensation plan.

Role of the Board of Trustees

The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.

AUDIT COMMITTEE

Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended June 30, 2001, the Audit Committee convened five times.

Governance Committee

Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilties and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund. In the fiscal year ended June 30, 2001, the Governance Committee convened three times.

Advisory Fees & Expenses Committee

Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended June 30, 2001, the Advisory Fees & Expenses Committee convened four times.

Trading Oversight Committee

Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended June 30, 2001, the Trading Oversight Committee convened three times.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2001 (i) in the Fund and (ii) in all Funds overseen by the Trustee in the Liberty Fund Complex.


                                                                        Aggregate Dollar Range of Equity
Name of Trustee                       Dollar Range of Equity       Securities Owned in All Funds Overseen by
---------------                    Securities Owned in The Fund         Trustee in Liberty Fund Complex
                                   ----------------------------         -------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                               $0                               Over $100,000
Janet Langford Kelly                            $0                               Over $100,000
Richard W. Lowry (h)                            $0                               Over $100,000
Salvatore Macera                                $0                              $50,001-$100,000
Charles R. Nelson                               $0                               Over $100,000
John J. Neuhauser (h)                           $0                               Over $100,000
Thomas E. Stitzel                               $0                              $50,001-$100,000
Thomas C. Theobald                              $0                               Over $100,000
Anne-Lee Verville                               $0                               Over $100,000

Interested Trustees
WILLIAM E. MAYER (h)                            $0                              $50,001-$100,000
JOSEPH R. PALOMBO                               $0                                 $1-10,000

(g) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").

PART C.  OTHER INFORMATION (Liberty-Stein Roe Funds Municipal Trust)

ITEM 15.  INDEMNIFICATION.

Article Tenth of the Agreement and Declaration of Trust of Registrant (Exhibit a), which Article is incorporated herein by reference, provides that Registrant shall provide indemnification of its trustees and officers (including each person who serves or has served at Registrant's request as a director, officer, or trustee of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) ("Covered Persons") under specified circumstances.

Section 17(h) of the Investment Company Act of 1940 ("1940 Act") provides that neither the Agreement and Declaration of Trust nor the By-Laws of Registrant, nor any other instrument pursuant to which Registrant is organized or administered, shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In accordance with Section 17(h) of the 1940 Act, Article Tenth shall not protect any person against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. To the extent required under the 1940 Act, (i) Article Tenth does not protect any person against any liability to Registrant or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office;

      (ii) in the absence of a final decision on the merits by a court or other body before whom a proceeding was brought that a Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, no indemnification is permitted under Article Tenth unless a determination that such person was not so liable is made on behalf of Registrant by (a) the vote of a majority of the trustees who are neither "interested persons" of Registrant, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel as expressed in a written opinion; and

      (iii) Registrant will not advance attorneys' fees or other expenses incurred by a Covered Person in connection with a civil or criminal action, suit or proceeding unless Registrant receives an undertaking by or on behalf of the Covered Person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and (a) the Covered Person provides security for his undertaking, or (b) Registrant is insured against losses arising by reason of any lawful advances, or (c) a majority of the disinterested, non-party trustees of Registrant or an independent legal counsel as expressed in a written opinion, determine, based on a review of readily-available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Any approval of indemnification pursuant to Article Tenth does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Tenth as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in, or not opposed to, the best interests of Registrant or to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Article Tenth also provides that its indemnification provisions are not exclusive.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant, its trustees and officers, Stein Roe & Farnham Incorporated ("Stein Roe"), the other investment companies advised by Stein Roe, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits, or proceedings. Registrant will not pay any portion of the premiums for coverage under such insurance that would (1) protect any trustee or officer against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (2) protect Stein Roe or principal underwriter, if any, against any liability to Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its duties and obligations under its contract or agreement with the Registrant; for this purpose the Registrant will rely on an allocation of premiums determined by the insurance company.

Pursuant to the indemnification agreement dated July 1, 1995, among the Registrant, its transfer agent and Stein Roe, Registrant, its trustees, officers and employees, its transfer agent and the transfer agent's directors, officers and employees are indemnified by Stein Roe against any and all losses, liabilities, damages, claims and expenses arising out of any act or omission of the Registrant or its transfer agent performed in conformity with a request of Stein Roe that the transfer agent and the Registrant deviate from their normal procedures in connection with the issue, redemption or transfer of shares for a client of Stein Roe.

Registrant, its trustees, officers, employees and representatives and each person, if any, who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933 are indemnified by the distributor of Registrant's shares (the "distributor"), pursuant to the terms of the distribution agreement, which governs the distribution of Registrant's shares, against any and all losses, liabilities, damages, claims and expenses arising out of the acquisition of any shares of the Registrant by any person which (i) may be based upon any wrongful act by the distributor or any of the distributor's directors, officers, employees or representatives or (ii) may be based upon any untrue or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information, shareholder report or other information covering shares of the Registrant filed or made public by the Registrant or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading if such statement or omission was made in reliance upon information furnished to the Registrant by the distributor in writing. In no case does the distributor's indemnity indemnify an indemnified party against any liability to which such indemnified party would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its or his duties or by reason of its or his reckless disregard of its or his obligations and duties under the distribution agreement.


ITEM 16. EXHIBITS

             [Note: As used herein, the term "PEA" refers to a post-effective amendment to the Registration Statement of the Registrant under the Securities Act of 1933, No. 2-99356.]

(1) Agreement and Declaration of Trust as amended and restated dated July 28,2000. (Exhibit to PEA #29*)

(2)(a)       By-Laws of Registrant as amended through 2/3/93.
             (Exhibit 2 to PEA #21.)*
   (b)       Amendment to By-Laws dated 2/4/98.  (Exhibit 2(b) to
             PEA #26.)*
   (c)       Amendment to By-Laws dated 3/15/00.(Exhibit to PEA# 32)*
   (d)       Amendment to By-Laws dated 9/28/00.(Exhibit to PEA# 32)*
   (e)       Amendment to By-Laws dated 6/20/01 (Exhibit to PEA# 33)*

(3)          None.

(4) Form of Agreement and Plan of Reorganization among Liberty High Yield Municipal Fund, Stein Roe High-Yield Municipals Fund and Columbia Management Group, Inc. (filed as Appendix A to Part A of this Registration Statement).

(5) Article 4, 5, 10,11 and 13 of the Registrant's Agreement and Declaration of Trust and Article VII and X of the Registrant's By-Laws define the rights of shareholders.

(6) Management Agreement between SR&F Base Trust and Stein Roe dated 11/1/01 included as Exhibit (d) in Part C, Item 23 of Post-Effective Amendment No. 45 to the Registration Statement of Liberty-Stein Roe Funds Income Trust (File Nos. 33-02633 and 811-4552), filed with the Commission on January 29, 2002, and is hereby incorporated by reference and made part of this Registration Statement.

(7)(a) Underwriting agreement between Registrant and Liberty Funds Distributor, Inc. dated 8/4/99, as amended (Amended Schedule A dated January 2, 2001 -- included in Part C, Item 23 of Post-Effective Amendment No. 70 to the Registration Statement on Form N -1A of Liberty-Stein Roe Funds Investment Trust (File Nos. 33-11351 and 811-4978), filed with the Commission on or about December 22, 2000, and is hereby incorporated by reference and made a part of this Registration Statement.

    (b) Specimen copy of selected dealer agreement -- included as Exhibit 6(b) to Part C, Item 24 of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of Liberty-Stein Roe Funds Investment Trust (File Nos. 33-11351 and 811-4978), filed with the Commission on or about May 7, 1997, and is hereby incorporated by reference and made a part of this Registration Statement.

(8)          Not Applicable.

(9) Custodian Contract between Registrant and State Street Bank and Trust Company ("Bank") dated October 10, 2001 -- filed as Exhibit
             (g) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement.

(10)(a)      Amended Rule 12b-1 Plan dated 6/18/01. (Exhibit (m) to PEA #33)*
    (b) Rule 18f-3 Plan, as amended and restated as of May 22, 2000 - included as Exhibit (o) to Part C, Item 24 of Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of Liberty-Stein Roe Funds Income Trust (File Nos. 33-02633 and 811-4552), filed with the Commission on January 29, 2002, and is hereby incorporated by reference and made a part of this Registration Statement.

(11) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of Liberty High Yield Municipal Fund

(12) Opinion and Consent of Counsel on Tax Matters and Consequences to Shareholders of Ropes & Gray with respect to the Acquisition of Liberty High Yield Municipal Fund, to be filed by Post-Effective Amendment

(13)         Not Applicable.

(14)(a)      Consent of Independent Accountants (PWC)
    (b)      Consent of Independent Auditors (E&Y)

(15)         Not Applicable.

(16) Power of Attorney for: Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, Salvatore Macera, William E. Mayer, Charles R. Nelson, John J. Neuhauser, Joseph R. Palombo, Thomas E. Stitzel, Thomas C. Theobald and Anne-Lee Verville- included in Part C, Item 23 of Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A of Liberty-Stein Roe Funds Investment Trust (File Nos. 33-11351 and 811-4978), filed with the Commission on or about February 28, 2002, and is hereby incorporated by reference and made a part of this Registration Statement

(17)(a) Administrative agreement between Registrant and Stein Roe as amended through 7/1/96. (Exhibit 9(c) to PEA #21.)*

    (b) Accounting and Bookkeeping Agreement between the Registrant and Stein Roe dated 8/3/99. (Exhibit to PEA #27)*

    (c)      Amendment to Accounting and Bookkeeping Agreement dated 7/1/01

             (Exhibit (h)(3) to PEA # 33)*

    (d) Restated Transfer Agency Agreement between Registrant and SteinRoe Services Inc. dated 8/1/95 as amended through 3/31/99. (Exhibit to PEA #27)*

    (e) Amendment to Transfer Agency Agreement with Liberty Funds Services, Inc. dated 7/1/01 (Exhibit (h)(6) to PEA #33)*

    (f)      Joinder and Release Agreement dated 12/18/00 (Exhibit (h)(7) to PEA
             #33)*

    (g) Code of Ethics of Liberty Financial Companies, Inc. - filed as Exhibit (p)(1) in Part C, Item 23 of Post-Effective Amendment No. 29 to the Registration Statement of Liberty Funds Trust V (File Nos. 811-5030 and 33-12109) filed with the Commission on or about January 24, 2001, and is hereby incorporated by reference and made a part of this Registration Statement.

    (h)      Form of Proxy Card and Proxy Insert of Liberty High Yield Municipal
             Fund

    (i) The following documents, each filed via EDGAR and listed with its filing accession number, are incorporated by reference into the Proxy/Prospectus that is part of this Registration Statement:

The Prospectus of Liberty High Yield Municipal Fund dated April 1, 2001 with respect to Class A, B and C shares - 0000021832-01-000119

   As supplemented on November 2, 2001 - 0000021847-01-500212

The Prospectus of Stein Roe High-Yield Municipals Fund dated November 1, 2001 with respect to Class A and S shares - 0000021847-01-500215

   As supplemented on November 2, 2001 - 0000021847-01-500211

   As supplemented on December 6, 2001 with respect to Class S shares - 0000021847-01-500245

   As supplemented on January 7, 2002 - 0000021847-02-000013

The Statement of Additional Information of Liberty High Yield Municipal Fund dated April 1, 2001 with respect to Class A, B and C shares -
0000021832-01-00019

   As supplemented on August 1, 2001 - 000028147-01-500111

   As supplemented on November 2, 2001 - 0000021847-01-500212

The Report of Independent Accountants and financial statements included in the November 30, 2001 Annual Report to Shareholders of the Liberty High Yield Municipal Fund - 0000950135-02-000311

The following documents, each filed via EDGAR and listed with its filing accession number, are incorporated by reference into the Statement of Additional Information that is part of this Registration Statement:

The Report of Independent Auditors and financial statements included in the June 30, 2001 Annual Report to Shareholders of the Stein Roe High-Yield Municipals Fund - 0000891804-01-501677 (Class A), 0000891804-01-501685 (Class S)

The financial statements included in the Stein Roe High-Yield Municipals Fund's Semi-Annual Report to Shareholders dated December 31, 2001 -
0000891804-02-000484 (Class S), 0000891804-02-000502 (Class A)

-------------------------------
*Incorporated by reference.


ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) through an amendment to this Registration Statement no later than a reasonable time after the closing of the transaction.

                                   SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, Liberty-Stein Roe Funds Municipal Trust, in this City of Boston, and The Commonwealth of Massachusetts on this 27th day of March, 2002.

                                         LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST


                                         By: /s/KEITH T. BANKS
                                            Keith T. Banks, President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                        Title                   Date
------------------------    ---------------------   --------------
/s/KEITH T. BANKS           President               March 27, 2002
Keith T. Banks              (Principal
                            Executive Officer)


/s/J. KEVIN CONNAUGHTON     Chief Financial         March 27, 2002
J. Kevin Connaughton        Officer (Principal
                            Financial Officer)


/s/VICKI L. BENJAMIN        Chief Accounting        March 27, 2002
Vicki L. Benjamin           Officer (Principal
                            Accounting Officer)

DOUGLAS A. HACKER*                          Trustee
------------------------------------
Douglas A. Hacker

JANET LANGFORD KELLY*                       Trustee
------------------------------------
Janet Langford Kelly

RICHARD W. LOWRY*                           Trustee
------------------------------------
Richard W. Lowry

SALVATORE MACERA*                           Trustee
------------------------------------
Salvatore Macera

WILLIAM E. MAYER*                           Trustee                 * /s/RUSSELL L. KANE
------------------------------------                                ------------------
William E. Mayer                                                    Russell L. Kane
                                                                    Attorney-in-fact
                                                                    March 27, 2002

DR. CHARLES R. NELSON*                      Trustee
------------------------------------
Dr. Charles R. Nelson

JOHN J. NEUHAUSER*                          Trustee
------------------------------------
John J. Neuhauser

JOSEPH R. PALOMBO*                          Trustee
------------------------------------
Joseph R. Palombo

THOMAS E. STITZEL*                          Trustee
------------------------------------
Thomas E. Stitzel

THOMAS C. THEOBALD*                         Trustee
------------------------------------
Thomas C. Theobald

ANNE-LEE VERVILLE*                          Trustee
------------------------------------
Anne-Lee Verville

                                    EXHIBITS

(11) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of Liberty High Yield Municipal Fund

(14)(a)    Consent of Independent Accountants (PWC)
    (b)    Consent of Independent Auditors (E&Y)

(17)(h)    Form of Proxy Card and Proxy Insert of Liberty High Yield Municipal
           Fund